Exhibit 25.1

CONFORMED COPY

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST

INDENTURE ACT OF 1939 OF A CORPORATION

DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE

ELIGIBILITY OF A TRUSTEE PURSUANT TO

SECTION 305(b)(2)

HSBC Bank USA, National Association

(Exact name of trustee as specified in its charter)

N/A	20-1177241
(Jurisdiction of incorporation	(I.R.S. Employer
or organization if not a U.S.	Identification No.)
national bank)

1800 Tyson’s Boulevard, Ste 50
McLean, VA	22102
(Address of principal executive offices)	(Zip Code)

HSBC Bank USA, National Association

452 Fifth Avenue

New York, New York 10018-2706

Tel: (212) 525-1351

(Name, address and telephone number of agent for service)

Marriott Ownership Resorts, Inc.

(Exact name of obligor as specified in its charter)

Delaware	52-1320904
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

ILG, LLC

(Exact name of obligor as specified in its charter)

Delaware	26-2590997
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

Marriott Vacations Worldwide Corporation

(Exact name of registrant guarantor as specified in its charter)

Delaware	45-2598330
(State or other jurisdiction	(I.R.S. Employer
of incorporation or organization)	Identification No.)

6649 Westwood Blvd.
Orlando, Florida	32821
(Address of principal executive offices)	(Zip Code)

(See Table of Additional Registrants)

5.625% Senior Secured Notes due 2023

(Title of Indenture Securities)

4851-9971-8806.2

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

The following subsidiaries of Marriott Vacations Worldwide Corporation will guarantee the Notes issued hereunder and are additional Registrant Guarantors under this registration statement. The address, including zip code, and telephone number, including area code, for each of the additional Registrant Guarantors is c/o Marriott Vacations Worldwide Corporation, 6649 Westwood Blvd., Orlando, FL 32821, (407) 206-6000.

Exact Name of Additional Registrant Guarantor as Specified in Its Charter	Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
Aqua Hospitality LLC	Delaware	7011	46-0641767
Aqua Hotels & Resorts, LLC	Hawaii	7011	65-1163911
Aqua Hotels and Resorts Operator LLC	Delaware	7011	37-1697816
Aqua Hotels and Resorts, Inc.	Delaware	7011	26-3181909
Aqua Luana Operator LLC	Hawaii	7011	90-1028216
Aqua-Aston Holdings, Inc.	Delaware	7011	87-0799653
Aqua-Aston Hospitality, LLC	Hawaii	7011	13-4207830
Aston Hotels & Resorts Florida, LLC	Florida	7011	46-3267551
Beach House Development Partnership	Florida	1531	65-0680991
CDP GP, Inc.	Delaware	1531	36-4190833
CDP Investors, L.P.	Delaware	1531	36-4158822
Cerromar Development Partners GP, Inc.	Delaware	1531	36-4158824
Cerromar Development Partners, L.P., S.E.	Delaware	1531	36-4158825
Coconut Plantation Partner, Inc.	Florida	1531	81-2972199
Data Marketing Associates East, Inc.	Florida	6531	59-3531162
Diamond Head Management LLC	Hawaii	7011	45-2996891
Flex Collection, LLC	Florida	6531	82-0679134
FOH Holdings, LLC	Delaware	6531	None

4851-9971-8806.2

FOH Hospitality, LLC	Delaware	6531	68-0509641
Grand Aspen Holdings, LLC	Delaware	1531	95-4837613
Grand Aspen Lodging, LLC	Delaware	1531	84-1589465
Hawaii Vacation Title Services, Inc.	Hawaii	6531	20-0773633
Hotel Management Services LLC	Hawaii	7011	27-0562444
HPC Developer, LLC	Delaware	6531	81-5385696
HT-Highlands, Inc.	Delaware	1531	36-3978574
HTS-BC, L.L.C.	Delaware	1531	36-3296881
HTS-Beach House Partner, L.L.C.	Delaware	1531	38-3973709
HTS-Beach House, Inc.	Delaware	1531	36-4097668
HTS-Coconut Point, Inc.	Delaware	1531	36-4262309
HTS-Ground Lake Tahoe, Inc.	Delaware	1531	36-4197178
HTS-Key West, Inc.	Delaware	1531	36-3942758
HTS-KW, Inc.	Delaware	1531	36-4187262
HTS-Lake Tahoe, Inc.	Delaware	1531	36-3919669
HTS-Loan Servicing, Inc.	Delaware	1531	36-4206919
HTS-Main Street Station, Inc.	Delaware	1531	36-4351998
HTS-Maui, L.L.C.	Delaware	1531	45-5601104
HTS-San Antonio, Inc.	Delaware	1531	45-0479517
HTS-San Antonio, L.L.C.	Delaware	1531	61-1731501
HTS-San Antonio, L.P.	Delaware	1531	32-0018843
HTS-Sedona, Inc.	Delaware	1531	36-4290387
HTS-Sunset Harbor Partner, L.L.C.	Delaware	1531	47-3952343
HTS-Windward Pointe Partner, L.L.C.	Delaware	1531	47-3932767
HV Global Group, Inc.	Delaware	8699	36-3878044
HV Global Management Corporation	Delaware	6531	36-3950778
HV Global Marketing Corporation	Florida	6531	65-0459735
HVO Key West Holdings, LLC	Florida	6531	47-5257462
IIC Holdings, Incorporated	Delaware	8600	36-4197698
ILG Management, LLC	Florida	6531	90-0968929
ILG Shared Ownership, Inc.	Delaware	6531	61-1846364
Interval Acquisition Corp.	Delaware	8600	36-4189885
Interval Holdings, Inc.	Delaware	8600	06-1428126
Interval International, Inc.	Florida	8600	59-2367254
Interval Resort & Financial Services, Inc.	Florida	7380	65-0614258
Interval Software Services, LLC	Florida	8600	65-1133709
Kai Management Services LLC	Hawaii	7011	26-4613508
Kauai Blue, Inc.	Delaware	6531	20-0406855
Kauai Lagoons Holdings LLC	Delaware	6531	20-3620899
Key Wester Limited	Florida	1531	36-4204734
Lagunamar Cancun Mexico, Inc.	Florida	6531	20-2286494
Management Acquisition Holdings, LLC	Delaware	6531	27-3967875
Marriott Kauai Ownership Resorts, Inc.	Delaware	6531	52-1881454

4851-9971-8806.2

Marriott Ownership Resorts Procurement, LLC	Delaware	6531	52-2262337
Marriott Resorts Hospitality Corporation	South Carolina	6531	57-0715279
Marriott Resorts Sales Company, Inc.	Delaware	6531	52-1682534
Maui Condo and Home, LLC	Hawaii	6531	99-0266391
MH Kapalua Venture, LLC	Delaware	6531	33-1099097
MORI Golf (Kauai), LLC	Delaware	6531	26-0341137
MORI Member (Kauai), LLC	Delaware	6531	20-3524073
MORI Residences, Inc.	Delaware	6531	52-2066724
MORI Waikoloa Holding Company, LLC	Delaware	6531	81-2251748
MTSC, Inc.	Delaware	6531	52-2323185
MVW of Hawaii, Inc.	Delaware	6531	47-3155848
MVW SSC, Inc.	Delaware	6531	46-4698277
MVW US Holdings, Inc.	Delaware	6531	45-2756557
MVW US Services, LLC	Delaware	6531	46-4710314
Pelican Landing Timeshare Ventures Limited Partnership	Delaware	6531	36-4351657
R.C. Chronicle Building, L.P.	Delaware	6531	20-2098782
RBF, LLC	Delaware	6531	65-1086178
RCC (GP) Holdings LLC	Delaware	6531	36-4615537
RCC (LP) Holdings L.P.	Delaware	6531	37-1548471
RCDC 942, L.L.C.	Delaware	6531	27-0842972
RCDC Chronicle LLC	Delaware	6531	83-0490828
REP Holdings, Ltd.	Hawaii	6531	99-0335453
Resort Management Finance Services, Inc.	Florida	6159	45-2346663
Resort Sales Services, Inc.	Delaware	6531	38-3990004
RQI Holdings, LLC	Hawaii	6531	03-0530842
S.O.I. Acquisition Corp.	Florida	6531	61-1731501
Scottsdale Residence Club, Inc.	Florida	6531	20-5899344
Sheraton Flex Vacations, LLC	Florida	6531	47-2210419
St. Regis New York Management, Inc.	Florida	6531	20-3808613
St. Regis Residence Club, New York Inc.	Florida	6531	20-3081304
The Cobalt Travel Company, LLC	Delaware	6531	52-2171053
The Lion & Crown Travel Co., LLC	Delaware	6531	26-3644512
The Ritz-Carlton Development Company, Inc.	Delaware	6531	52-2168235
The Ritz-Carlton Management Company, L.L.C.	Delaware	6531	51-0397808
The Ritz-Carlton Sales Company, Inc.	Delaware	6531	52-2182206
The Ritz-Carlton Title Company, Inc.	Delaware	6531	52-2182207
Vacation Ownership Lending GP, Inc.	Delaware	6199	36-4190833
Vacation Ownership Lending, L.P.	Delaware	6199	36-4190846

4851-9971-8806.2

Vacation Title Services, Inc.	Florida	6361	59-3543344
VCH Communications, Inc.	Florida	4813	59-3087363
VCH Consulting, Inc.	Florida	4813	59-3259779
VCH Systems, Inc.	Florida	4813	65-0534423
Vistana Acceptance Corp.	Florida	6159	59-3304480
Vistana Aventuras, Inc.	Florida	6531	81-3970560
Vistana Development, Inc.	Florida	6531	59-3075838
Vistana Hawaii Management, Inc.	Hawaii	6531	99-0353557
Vistana Management, Inc.	Florida	6531	59-3087359
Vistana MB Management, Inc.	South Carolina	6531	59-3445868
Vistana Portfolio Services, Inc.	Florida	6159	59-3384912
Vistana PSL, Inc.	Florida	6531	59-3466205
Vistana Residential Management, Inc.	Florida	6531	59-3384873
Vistana Signature Experiences, Inc.	Delaware	6531	47-4235905
Vistana Signature Network, Inc.	Delaware	6531	91-1805536
Vistana Vacation Ownership, Inc.	Florida	6531	06-1558234
Vistana Vacation Realty, Inc.	Florida	6531	03-0469903
Vistana Vacation Services Hawaii, Inc.	Hawaii	6531	99-0354234
VOL GP, Inc.	Delaware	6159	36-4190834
VOL Investors, L.P.	Delaware	6159	36-4190836
Volt Merger Sub, LLC	Delaware	6531	None
VSE Development, Inc.	Florida	6531	26-1267681
VSE East, Inc.	Florida	6531	59-3475882
VSE Mexico Portfolio Services, Inc.	Florida	6531	20-3057270
VSE Myrtle Beach, LLC	South Carolina	6531	59-3425941
VSE Pacific, Inc.	Florida	6531	59-3646594
VSE Trademark, Inc.	Florida	6531	59-3088550
VSE Vistana Villages, Inc.	Florida	6531	59-3525948
VSE West, Inc.	Florida	6531	59-3462185
Westin Sheraton Vacation Services, Inc.	Florida	6531	59-3455889
Windward Pointe II, L.L.C.	Delaware	1531	36-4453636
Worldwide Vacation & Travel, Inc.	Florida	4700	22-2362974
WVC Rancho Mirage, Inc.	Delaware	6531	91-1822046

4851-9971-8806.2

General

Item 1. General Information.

Furnish the following information as to the trustee:

(a) Name and address of each examining or supervisory

authority to which it is subject.

Comptroller of the Currency, New York, NY.

Federal Deposit Insurance Corporation, Washington, D.C.

Board of Governors of the Federal Reserve System,

Washington, D.C.

(b) Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe

each such affiliation.

None

Items 3-15.     Not Applicable

4851-9971-8806.2

Item 16. List of Exhibits

Exhibit

T1A(i)	(1)	Copy of the Articles of Association of HSBC Bank USA, National Association.

T1A(ii)	(1)	Certificate of the Comptroller of the Currency dated July 1, 2004 as to the authority of HSBC Bank USA, National Association to commence business.

T1A(iii)	(2)	Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)	(1)	Copy of the existing By-Laws of HSBC Bank USA, National Association.

T1A(v)		Not applicable.

T1A(vi)	(2)	Consent of HSBC Bank USA, National Association required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii)		Copy of the latest report of condition of the trustee published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)		Not applicable.

T1A(ix)		Not applicable.

(1)	Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.
(2)	Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-125197 and incorporated herein by reference thereto.

4851-9971-8806.2

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 6th day of May, 2019.

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ Deirdra N. Ross Moshette
Deirdra N. Ross Moshette Vice President

Board of Governors of the Federal Reserve System

Federal Deposit Insurance Corporation

Office of the Comptroller of the Currency

Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for A Bank With

Domestic and Foreign Offices - FFIEC 031

Institution Name	HSBC BANK USA, NATIONAL ASSOCIATION

City	TYSONS

State	VA

Zip Code	22102

Call Report Report Date	12/31/2018

Report Type	031

RSSD-ID	413208

FDIC Certificate Number	57890

OCC Charter Number	24522

ABA Routing Number	21001088

Last updated on	4/17/2019

Federal Financial Institutions Examination Council

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign Offices - FFIEC 031

Report at the close of business December 31, 2018

This report is required by law: 12 U.S.C. §324 (State member banks); 12 U.S.C. §1817 (State non member banks); 12 U.S.C. §161 (National banks); and 12 U.S.C. §1464 (Savings associations).

(20181231)

(RCON 9999)

Unless the context indicates otherwise, the term “bank” in this report form refers to both banks and savings associations.

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: Each bank’s board of directors and senior management are responsible for establishing and maintaining an effective system of internal control, including controls over the Reports of Condition and Income. The Reports of Condition and Income are to be prepared in accordance with federal regulatory authority instructions. The Reports of Condition and Income must be signed by the Chief Financial Officer (CFO) of the reporting bank (or by the individual performing an equivalent function) and attested to by not less than two directors (trustees) for state non member banks and three directors for state member banks, national banks, and savings associations.

I, the undersigned CFO (or equivalent) of the named bank, attest that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct to the best of my knowledge and belief.

We, the undersigned directors (trustees), attest to the correctness of the Reports of Condition and Income (including the supporting schedules) for this report date and declare that the Reports of Condition and Income have been examined by us and to the best of our knowledge and belief have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true and correct.

Signature of Chief Financial Officer (or Equivalent)

Date of Signature

Director (Trustee)

Director (Trustee)

Director (Trustee)

Submission of Reports

Each bank must file its Reports of Condition and Income (Call Report) data by either:

(a)

Using computer software to prepare its Call Report and then submitting the report data directly to the FFIEC’s Central Data Repository (CDR), an Internet-based system for datacollection (https://cdr.ffiec.gov/cdr/), or

(b)

Completing its Call Report in paper form and arranging with a software vendor or another party to convert the data in to the electronic format that can be processed by the CDR. The software vendor or other party then must electronically submit the bank’s data file to the CDR.

For technical assistance with submissions to the CDR, please contact the CDR Help Desk by telephone at (888) CDR-3111, by fax at (703) 774-3946, or by e-mail at CDR.Help@ffiec.gov.

FDIC Certificate Number 57890 (RSSD 9050)

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach your bank’s completed signature page (or a photocopy or a computer generated version of this page) to the hard-copy record of the data file submitted to the CDR that your bank must place in its files.

The appearance of your bank’s hard-copy record of the submitted data file need not match exactly the appearance of the FFIEC’s sample report forms, but should show at least the caption of each Call Report item and the reported amount.

HSBC BANK USA, NATIONAL ASSOCIATION
Legal Title of Bank (RSSD 9017)

TYSONS
City (RSSD 9130)

VA	22102
State Abbreviation (RSSD 9200)	Zip Code (RSSD 9220)

The estimated average burden associated with this information collection is 50.4 hours per respondent and is estimated to vary from 20 to 775 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent’s activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, DC 20503, and to one of the following: Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, NW, Washington, DC 20551; Legislative and Regulatory Analysis Division, Office of the Comptroller of the Currency, Washington, DC 20219; Assistant Executive Secretary, Federal Deposit Insurance Corporation, Washington, DC 20429.

Consolidated Reports of Condition and Income for A Bank With Domestic and Foreign

Offices - FFIEC 031

Table of Contents

Signature Page	1

Table of Contents	2

Emergency Contact Information	3

Contact Information for the Reports of Condition and Income	3

USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information	4

Bank Demographic Information	5

Contact Information	5

Schedule RI - Income Statement	7

Schedule RI-A - Changes in Bank Equity Capital	10

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases	11

Schedule RI-B Part II - Changes in Allowance for Loan and Lease Losses	12

Schedule RI-C - Disaggregated Data on the Allowance for Loan and Lease Losses	13

Schedule RI-D - Income from Foreign Offices	14

Schedule RI-E - Explanations	14

Schedule RC - Balance Sheet	17

Schedule RC-A - Cash and Balances Due From Depository Institutions	18

Schedule RC-B - Securities	19

Schedule RC-C Part I - Loans and Leases	22

Schedule RC-C Part II - Loans to Small Businesses and Small Farms	27

Schedule RC-D - Trading Assets and Liabilities	28

Schedule RC-E Part I - Deposits in Domestic Offices	30

Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs	32

Schedule RC-F - Other Assets	33

Schedule RC-G - Other Liabilities	34

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices	35

Schedule RC-I - Assets and Liabilities of IBFs	36

Schedule RC-K - Quarterly Averages	36

Schedule RC-L - Derivatives and Off-Balance Sheet Items	37

Schedule RC-M - Memoranda	41

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets	44

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments	47

Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices	51

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis	51

Schedule RC-R Part I - Regulatory Capital Components and Ratios	56

Schedule RC-R Part II - Risk-Weighted Assets	58

Schedule RC-S - Servicing Securitization and Asset Sale Activities	68

Schedule RC-T - Fiduciary and Related Services	69

Schedule RC-V - Variable Interest Entities	72

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income	72

For information or assistance, national banks, state nonmember banks, and savings associations should contact the FDIC’s Data Collection and Analysis Section, 550 17th Street, NW, Washington, DC 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern Time. State member banks should contact their Federal Reserve District Bank.

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Legend: NR - Not Reported, CONF - Confidential

Contact Information for the Reports of Condition and Income

To facilitate communication between the Agencies and the bank concerning the Reports of Condition and Income, please provide contact information for (1) the Chief Financial Officer (or equivalent) of the bank signing the reports for this quarter, and (2) the person at the bank—other than the Chief Financial Officer (or equivalent)—to whom questions about the reports should be directed. If the Chief Financial Officer (or equivalent) is the primary contact for questions about the reports, please provide contact information for another person at the bank who will serve as a secondary contact for communications between the Agencies and the bank concerning the Reports of Condition and Income. Enter “none” for the contact’s e-mail address or fax number if not available. Contact information for the Reports of Condition and Income is for the confidential use of the Agencies and will not be released to the public.

Chief Financial Officer (or Equivalent) Signing the Reports

CONF
Name (TEXT C490)

CONF
Title (TEXT C491)

CONF
E-mail Address (TEXT C492)

CONF
Area Code / Phone Number / Extension (TEXT C493)

CONF
Area Code / FAX Number (TEXT C494)

Other Person to Whom Questions about the Reports Should be Directed

CONF
Name (TEXT C495)

CONF
Title (TEXT C496)

CONF
E-mail Address (TEXT 4086)

CONF
Area Code / Phone Number / Extension (TEXT 8902)

CONF
Area Code / FAX Number (TEXT 9116)

Emergency Contact Information

This information is being requested so the Agencies can distribute critical, time-sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter “none” for the contact’s e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

Primary Contact

CONF
Name (TEXT C366)

CONF
Title (TEXT C367)

CONF
E-mail Address (TEXT C368)

CONF
Area Code / Phone Number / Extension (TEXT C369)

CONF
Area Code / FAX Number (TEXT C370)

Secondary Contact

CONF
Name (TEXT C371)

CONF
Title (TEXT C372)

CONF
E-mail Address (TEXT C373)

CONF
Area Code / Phone Number / Extension (TEXT C374)

CONF
Area Code / FAX Number (TEXT C375)

USA PATRIOT Act Section 314(a) Anti-Money Laundering

Contact Information

This information is being requested to identify points-of-contact who are in charge of your bank’s USA PATRIOT Act Section 314(a) information requests. Bank personnel listed could be contacted by law enforcement officers or the Financial Crimes Enforcement Network (FinCEN) for additional information related to specific Section 314(a) search requests or other anti-terrorist financing and anti- money laundering matters. Communications sent by FinCEN to the bank for purposes other than Section 314(a) notifications will state the intended purpose and should be directed to the appropriate bank personnel for review. Any disclosure of customer records to law enforcement officers or FinCEN must be done in compliance with applicable law, including the Right to Financial Privacy Act (12 U.S.C. 3401 et seq.).

Please provide information for a primary and secondary contact. Information for a third and fourth contact may be provided at the bank’s option. Enter “none” for the contact’s e-mail address if not available. This contact information is for the confidential use of the Agencies, FinCEN, and law enforcement officers and will not be released to the public.

Primary Contact

CONF
Name (TEXT C437)

CONF
Title (TEXT C438)

CONF
E-mail Address (TEXT C439)

CONF
Area Code / Phone Number / Extension (TEXT C440)

Secondary Contact

CONF
Name (TEXT C442)

CONF
Title (TEXT C443)

CONF
E-mail Address (TEXT C444)

CONF
Area Code / Phone Number / Extension (TEXT 8902)

Third Contact

CONF
Name (TEXT C870)

CONF
Title (TEXT C871)

CONF
E-mail Address (TEXT C368)

CONF
Area Code / Phone Number / Extension (TEXT C873)

Fourth Contact

CONF
Name (TEXT C875)

CONF
Title (TEXT C876)

CONF
E-mail Address (TEXT C877)

CONF
Area Code / Phone Number / Extension (TEXT C878)

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 5

Bank Demographic Information

Dollar amounts in thousands

1. Reporting date	RCON9999	20181231	1.

2. FDIC certificate number	RSSD9050	57890	2.

3. Legal title of bank	RSSD9017	Click here for value	3.

4. City	RSSD9130	Tysons	4.

5. State abbreviation	RSSD9200	VA	5.

6. Zip code	RSSD9220	22102	6.

7. Legal Entity Identifier (LEI) (Report only if your institution already has an LEI.)	RCON9224	Click here for value	7.

(RCON9224) 1IE8VN30JCEQV1H4R804

(RSSD9017) HSBC Bank USA N.A.

Contact Information

Dollar amounts in thousands

1. Contact Information for the Reports of Condition and Income			1.

a. Chief Financial Officer (or Equivalent) Signing the Reports			1.a.

1. Name	TEXTC490	CONF	1.a.1.

2. Title	TEXTC491	CONF	1.a.2.

3. E-mail Address	TEXTC492	CONF	1.a.3.

4. Telephone	TEXTC493	CONF	1.a.4.

5. FAX	TEXTC494	CONF	1.a.5.

b. Other Person to Whom Questions about the Reports Should be Directed			1.b.

1. Name	TEXTC495	CONF	1.b.1.

2. Title	TEXTC496	CONF	1.b.2.

3. E-mail Address	TEXT4086	CONF	1.b.3.

4. Telephone	TEXT8902	CONF	1.b.4.

5. FAX	TEXT9116	CONF	1.b.5.

2. Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed			2.

a. Name and Title	TEXTB962	CONF	2.a.

b. E-mail Address	TEXTB926	CONF	2.b.

c. Telephone	TEXTB963	CONF	2.c.

d. FAX	TEXTB964	CONF	2.d.

3. Emergency Contact Information			3.

a. Primary Contact			3.a.

1. Name	TEXTC366	CONF	3.a.1.

2. Title	TEXTC367	CONF	3.a.2.

3. E-mail Address	TEXTC368	CONF	3.a.3.

4. Telephone	TEXTC369	CONF	3.a.4.

5. FAX	TEXTC370	CONF	3.a.5.

b. Secondary Contact			3.b.

1. Name	TEXTC371	CONF	3.b.1.

2. Title	TEXTC372	CONF	3.b.2.

3. E-mail Address	TEXTC373	CONF	3.b.3.

4. Telephone	TEXTC374	CONF	3.b.4.

5. FAX	TEXTC375	CONF	3.b.5.

4. USA PATRIOT Act Section 314(a) Anti-Money Laundering Contact Information			4.

a. Primary Contact			4.a.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 6

Dollar amounts in thousands

1. Name	TEXTC437	CONF	4.a.1.

2. Title	TEXTC438	CONF	4.a.2.

3. E-mail Address	TEXTC439	CONF	4.a.3.

4. Telephone	TEXTC440	CONF	4.a.4.

b. Secondary Contact			4.b.

1. Name	TEXTC442	CONF	4.b.1.

2. Title	TEXTC443	CONF	4.b.2.

3. E-mail Address	TEXTC444	CONF	4.b.3.

4. Telephone	TEXTC445	CONF	4.b.4.

c. Third Contact			4.c.

1. Name	TEXTC870	CONF	4.c.1.

2. Title	TEXTC871	CONF	4.c.2.

3. E-mail Address	TEXTC872	CONF	4.c.3.

4. Telephone	TEXTC873	CONF	4.c.4.

d. Fourth Contact			4.d.

1. Name	TEXTC875	CONF	4.d.1.

2. Title	TEXTC876	CONF	4.d.2.

3. E-mail Address	TEXTC877	CONF	4.d.3.

4. Telephone	TEXTC878	CONF	4.d.4.

5. Chief Executive Officer Contact Information			5.

a. Chief Executive Officer			5.a.

1. Name	TEXTFT42	CONF	5.a.1.

2. E-mail Address	TEXTFT44	CONF	5.a.2.

3. Telephone	TEXTFT43	CONF	5.a.3.

4. FAX	TEXTFT45	CONF	5.a.4.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 7

Schedule RI - Income Statement

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Dollar amounts in thousands

1. Interest income:			1.

a. Interest and fee income on loans:			1.a.

1. In domestic offices:			1.a.1.

a. Loans secured by real estate:			1.a.1.a.

1. Loans secured by 1-4 family residential properties	RIAD4435	655,545	1.a.1.a.1.

2. All other loans secured by real estate	RIAD4436	512,537	1.a.1.a.2.

b. Loans to finance agricultural production and other loans to farmers	RIAD4024	12,945	1.a.1.b.

c. Commercial and industrial loans	RIAD4012	960,130	1.a.1.c.

d. Loans to individuals for household, family, and other personal expenditures:			1.a.1.d.

1. Credit cards	RIADB485	68,685	1.a.1.d.1.

2. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RIADB486	23,267	1.a.1.d.2.

e. Loans to foreign governments and official institutions	RIAD4056	3,503	1.a.1.e.

f. All other loans in domestic offices	RIADB487	282,872	1.a.1.f.

2. In foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4059	14,019	1.a.2.

3. Total interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))	RIAD4010	2,533,503	1.a.3.

b. Income from lease financing receivables	RIAD4065	0	1.b.

c. Interest income on balances due from depository institutions[1]	RIAD4115	439,061	1.c.

d. Interest and dividend income on securities:			1.d.

1. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities).	RIADB488	404,870	1.d.1.

2. Mortgage-backed securities	RIADB489	669,717	1.d.2.

3. All other securities (includes securities issued by states and political subdivisions in the U.S.)	RIAD4060	60,625	1.d.3.

e. Interest income from trading assets	RIAD4069	212,915	1.e.

f. Interest income on federal funds sold and securities purchased under agreements to resell	RIAD4020	204,732	1.f.

g. Other interest income	RIAD4518	73,386	1.g.

h. Total interest income (sum of items 1.a.(3) through 1.g)	RIAD4107	4,598,809	1.h.

2. Interest expense:			2.

a. Interest on deposits:			2.a.

1. Interest on deposits in domestic offices:			2.a.1.

a. Transaction accounts (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RIAD4508	234,190	2.a.1.a.

b. Nontransaction accounts:			2.a.1.b.

1. Savings deposits (includes MMDAs)	RIAD0093	316,001	2.a.1.b.1.

2. Time deposits of $250,000 or less	RIADHK03	384,112	2.a.1.b.2.

3. Time deposits of more than $250,000	RIADHK04	453,111	2.a.1.b.3.

2. Interest on deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs	RIAD4172	38,773	2.a.2.

b. Expense of federal funds purchased and securities sold under agreements to repurchase	RIAD4180	121,326	2.b.

c. Interest on trading liabilities and other borrowed money	RIAD4185	365,635	2.c.

d. Interest on subordinated notes and debentures	RIAD4200	221,779	2.d.

e. Total interest expense (sum of items 2.a through 2.d)	RIAD4073	2,134,927	2.e.

3. Net interest income (item 1.h minus 2.e)	RIAD4074	2,463,882	3.

4. Provision for loan and lease losses	RIAD4230	-72,910	4.

5. Noninterest income:			5.

a. Income from fiduciary activities[1]	RIAD4070	79,502	5.a.

b. Service charges on deposit accounts in domestic offices	RIAD4080	107,740	5.b.

1.	Includes interest income on time certificates of deposit not held for trading.

1.	For banks required to complete Schedule RC-T, items 14 through 22, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 22.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 8

Dollar amounts in thousands

c. Trading revenue[2]	RIADA220	636,008	5.c.

d. Not available			5.d.

1. Fees and commissions from securities brokerage	RIADC886	4,918	5.d.1.

2. Investment banking, advisory, and underwriting fees and commissions	RIADC888	57,214	5.d.2.

3. Fees and commissions from annuity sales	RIADC887	0	5.d.3.

4. Underwriting income from insurance and reinsurance activities	RIADC386	0	5.d.4.

5. Income from other insurance activities	RIADC387	24	5.d.5.

e. Venture capital revenue	RIADB491	0	5.e.

f. Net servicing fees	RIADB492	7,705	5.f.

g. Net securitization income	RIADB493	0	5.g.

h. Not applicable			5.h.

i. Net gains (losses) on sales of loans and leases	RIAD5416	-8,149	5.i.

j. Net gains (losses) on sales of other real estate owned	RIAD5415	3,604	5.j.

k. Net gains (losses) on sales of other assets[3]	RIADB496	8,766	5.k.

l. Other noninterest income*	RIADB497	1,026,366	5.l.

m. Total noninterest income (sum of items 5.a through 5.l)	RIAD4079	1,923,698	5.m.

6. Not available			6.

a. Realized gains (losses) on held-to-maturity securities	RIAD3521	0	6.a.

b. Realized gains (losses) on available-for-sale securities	RIAD3196	24,099	6.b.

7. Noninterest expense:			7.

a. Salaries and employee benefits	RIAD4135	827,474	7.a.

b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)	RIAD4217	195,004	7.b.

c. Not available			7.c.

1. Goodwill impairment losses	RIADC216	0	7.c.1.

2. Amortization expense and impairment losses for other intangible assets	RIADC232	6,523	7.c.2.

d. Other noninterest expense*	RIAD4092	2,603,457	7.d.

e. Total noninterest expense (sum of items 7.a through 7.d)	RIAD4093	3,632,458	7.e.

8. Not available			8.

a. Income (loss) before unrealized holding gains (losses) on equity securities not held for trading, applicable income taxes, and discontinued operations (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)	RIADHT69	852,131	8.a.

b. Unrealized holding gains (losses) on equity securities not held for trading[4]	RIADHT70	-4,209	8.b.

c. Income (loss) before applicable income taxes and discontinued operations (sum of items 8.a and 8.b)	RIAD4301	847,922	8.c.

9. Applicable income taxes (on item 8.c)	RIAD4302	332,985	9.

10. Income (loss) before discontinued operations (item 8.c minus item 9)	RIAD4300	514,937	10.

11. Discontinued operations, net of applicable income taxes (Describe on Schedule RI-E - Explanations)*	RIADFT28	0	11.

12. Net income (loss) attributable to bank and noncontrolling (minority) interests (sum of items 10 and 11)	RIADG104	514,937	12.

13. LESS: Net income (loss) attributable to noncontrolling (minority) interests (if net income, report as a positive value; if net loss, report as a negative value)	RIADG103	-17	13.

14. Net income (loss) attributable to bank (item 12 minus item 13)	RIAD4340	514,954	14.

1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes	RIAD4513	99	M.1.

Memorandum item 2 is to be completed by banks with $1 billion or more in total assets

2. Income from the sale and servicing of mutual funds and annuities in domestic offices (included in Schedule RI, item 8)	RIAD8431	13,435	M.2.

3. Income on tax-exempt loans and leases to states and political subdivisions in the U.S. (included in Schedule RI, items 1.a and 1.b)	RIAD4313	0	M.3.

4. Income on tax-exempt securities issued by states and political subdivisions in the U.S. (included in Schedule RI, item 1.d.(3))	RIAD4507	417	M.4.

5. Number of full-time equivalent employees at end of current period (round to nearest whole number)	RIAD4150	4707	M.5.

2.	For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.e.

3.	Exclude net gains (losses) on sales of trading assets and held-to-maturity and available-for-sale securities.

*.	Describe on Schedule RI-E—Explanations.

4.

Item 8.b is to be completed only by institutions that have adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities. See the instructions for further detail on ASU 2016-01.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 9

Dollar amounts in thousands

6. Not applicable			M.6.

7. If the reporting institution has applied pushdown accounting this calendar year, report the date of the institution’s acquisition (see instructions) [2]	RIAD9106	0	M.7.

8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.e must equal Schedule RI, item 5.c):			M.8.

Memorandum items 8.a through 8.e are to be completed by banks that reported average trading assets (Schedule RC-K, item 7) of $2 million or more for any quarter of the preceding calendar year.	RIAD8757	213,269	M.8.a.

a. Interest rate exposures b. Foreign exchange exposures	RIAD8758	93,445	M.8.b.

c. Equity security and index exposures	RIAD8759	3,736	M.8.c.

d. Commodity and other exposures	RIAD8760	377,744	M.8.d.

e. Credit exposures	RIADF186	-52,186	M.8.e.

Memorandum items 8.f through 8.h are to be completed by banks with $100 billion or more in total assets that are required to complete Schedule RI, Memorandum items 8.a through 8.e, above.

f. Impact on trading revenue of changes in the creditworthiness of the bank’s derivatives counterparties on the bank’s derivative assets (year-to-date changes) (included in Memorandum items 8.a through 8.e above):

			M.8.f.

1. Gross credit valuation adjustment (CVA)	RIADFT36	-7,539	M.8.f.1.

2. CVA hedge	RIADFT37	-1,202	M.8.f.2.

g. Impact on trading revenue of changes in the creditworthiness of the bank on the bank’s derivative liabilities (year-to-date changes) (included in Memorandum items 8.a through 8.e above):			M.8.g.

1. Gross debit valuation adjustment (DVA)	RIADFT38	6,344	M.8.g.1.

2. DVA hedge	RIADFT39	0	M.8.g.2.

h. Gross trading revenue, before including positive or negative net CVA and net DVA	RIADFT40	638,405	M.8.h.

9. Net gains (losses) recognized in earnings on credit derivatives that economically hedge credit exposures held outside the trading account:			M.9.

a. Net gains (losses) on credit derivatives held for trading	RIADC889	0	M.9.a.

b. Net gains (losses) on credit derivatives held for purposes other than trading	RIADC890	-3,417	M.9.b.

10. Credit losses on derivatives (see instructions)	RIADA251	0	M.10.

11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?	RIADA530	No	M.11.

Memorandum item 12 is to be completed by banks that are required to complete Schedule RC-C, Part I, Memorandum items 8.b and 8.c and is to be completed semiannually in the June and December reports only.

12. Noncash income from negative amortization on closed-end loans secured by 1-4 family residential properties (included in Schedule RI, item 1.a.(1)(a)(1))

	RIADF228	NR	M.12.

Memorandum item 13 is to be completed by banks that have elected to account for assets and liabilities under a fair value option.

13. Net gains (losses) recognized in earnings on assets and liabilities that are reported at fair value under a fair value option:

			M.13.

a. Net gains (losses) on assets	RIADF551	5,411	M.13.a.

1. Estimated net gains (losses) on loans attributable to changes in instrument-specific credit risk	RIADF552	0	M.13.a.1.

b. Net gains (losses) on liabilities	RIADF553	-49,707	M.13.b.

1. Estimated net gains (losses) on liabilities attributable to changes in instrument-specific credit risk	RIADF554	0	M.13.b.1.

14. Other-than-temporary impairment losses on held-to-maturity and available-for-sale debt securities	RIADJ321	0	M.14.

Memorandum item 15 is to be completed by institutions with $1 billion or more in total assets that answered “Yes” to Schedule RC-E, Part I, Memorandum item 5.

15. Components of service charges on deposit accounts in domestic offices (sum of Memorandum items 15.a through 15.d must equal Schedule RI, item 5.b):

			M.15.

a. Consumer overdraft-related service charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH032	6,380	M.15.a.

b. Consumer account periodic maintenance charges levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH033	14,679	M.15.b.

c. Consumer customer automated teller machine (ATM) fees levied on those transaction account and nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use	RIADH034	0	M.15.c.

d. All other service charges on deposit accounts	RIADH035	86,681	M.15.d.

2.	For example, a bank acquired on March 1, 2016, would report 20160301.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 10

Schedule RI-A - Changes in Bank Equity Capital

Dollar amounts in thousands
1. Total bank equity capital most recently reported for the December 31, 2017, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIAD3217	23,262,905	1.

2. Cumulative effect of changes in accounting principles and corrections of material accounting errors*	RIADB507	0	2.

3. Balance end of previous calendar year as restated (sum of items 1 and 2)	RIADB508	23,262,905	3.

4. Net income (loss) attributable to bank (must equal Schedule RI, item 14)	RIAD4340	514,954	4.

5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)	RIADB509	0	5.

6. Treasury stock transactions, net	RIADB510	0	6.

7. Changes incident to business combinations, net	RIAD4356	0	7.

8. LESS: Cash dividends declared on preferred stock	RIAD4470	135,938	8.

9. LESS: Cash dividends declared on common stock	RIAD4460	0	9.

10. Other comprehensive income[1]	RIADB511	62,808	10.

11. Other transactions with stockholders (including a parent holding company) (not included in items 5, 6, 8, or 9 above)*	RIAD4415	6,005	11.

12. Total bank equity capital end of current period (sum of items 3 through 11) (must equal Schedule RC, item 27.a)	RIAD3210	23,710,734	12.

*.	Describe on Schedule RI-E—Explanations

1.

Includes, but is not limited to, changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and pension and other postretirement plan-related changes other than net periodic benefit cost.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 11

Schedule RI-B Part I - Charge-offs and Recoveries on Loans and Leases

Part I includes charge-offs and recoveries through the allocated transfer risk reserve.

Dollar amounts in thousands	(Column A) Charge-offs Calendar year-to-date		(Column B) Recoveries Calendar year-to-date

1. Loans secured by real estate:					1.

a. Construction, land development, and other land loans in domestic offices:					1.a.

1. 1-4 family residential construction loans	RIADC891	0	RIADC892	0	1.a.1.

2. Other construction loans and all land development and other land loans	RIADC893	0	RIADC894	11	1.a.2.

b. Secured by farmland in domestic offices	RIAD3584	0	RIAD3585	0	1.b.

c. Secured by 1-4 family residential properties in domestic offices:					1.c.

1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RIAD5411	6,060	RIAD5412	4,982	1.c.1.

2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.

a. Secured by first liens	RIADC234	6,886	RIADC217	13,123	1.c.2.a.

b. Secured by junior liens	RIADC235	971	RIADC218	875	1.c.2.b.

d. Secured by multifamily (5 or more) residential properties in domestic offices	RIAD3588	4	RIAD3589	36	1.d.

e. Secured by nonfarm nonresidential properties in domestic offices:					1.e.

1. Loans secured by owner-occupied nonfarm nonresidential properties	RIADC895	0	RIADC896	0	1.e.1.

2. Loans secured by other nonfarm nonresidential properties	RIADC897	39	RIADC898	174	1.e.2.

f. In foreign offices	RIADB512	0	RIADB513	0	1.f.

2. Not applicable					2.

3. Loans to finance agricultural production and other loans to farmers	RIAD4655	0	RIAD4665	0	3.

4. Commercial and industrial loans:					4.

a. To U.S. addressees (domicile)	RIAD4645	57,744	RIAD4617	47,648	4.a.

b. To non-U.S. addressees (domicile)	RIAD4646	31,750	RIAD4618	0	4.b.

5. Loans to individuals for household, family, and other personal expenditures:					5.

a. Credit cards	RIADB514	35,217	RIADB515	6,079	5.a.

b. Automobile loans	RIADK129	0	RIADK133	0	5.b.

c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RIADK205	3,679	RIADK206	2,164	5.c.

6. Loans to foreign governments and official institutions	RIAD4643	0	RIAD4627	0	6.

7. All other loans	RIAD4644	118	RIAD4628	418	7.

8. Lease financing receivables:					8.

a. Leases to individuals for household, family, and other personal expenditures	RIADF185	0	RIADF187	2	8.a.

b. All other leases	RIADC880	0	RIADF188	0	8.b.

9. Total (sum of items 1 through 8)	RIAD4635	142,468	RIAD4605	75,512	9.

1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RI-B, part I, items 4 and 7, above	RIAD5409	0	RIAD5410	0	M.1.

2. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RI-B, part I, item 1, above)	RIAD4652	0	RIAD4662	0	M.2.

3. Not applicable					M.3.

Dollar amounts in thousands
Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge-offs against the allowance for loan and lease losses)	RIADC388	7,127	M.4.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 12

Schedule RI-B Part II - Changes in Allowance for Loan and Lease Losses

Dollar amounts in thousands
1. Balance most recently reported for the December 31, 2017, Reports of Condition and Income (i.e., after adjustments from amended Reports of Income)	RIADB522	680,573	1.

2. Recoveries (must equal part I, item 9, column B, above)	RIAD4605	75,512	2.

3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule RI-B, part II, item 4)	RIADC079	142,468	3.

4. LESS: Write-downs arising from transfers of loans to a held-for-sale account	RIAD5523	0	4.

5. Provision for loan and lease losses (must equal Schedule RI, item 4)	RIAD4230	-72,910	5.

6. Adjustments (see instructions for this schedule)*	RIADC233	0	6.

7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)	RIAD3123	540,707	7.

1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7, above	RIADC435	0	M.1.

Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes. 2. Separate valuation allowance for uncollectible retail credit card fees and finance charges	RIADC389	0	M.2.

3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges	RIADC390	2,866	M.3.

Memorandum item 4 is to be completed by all banks. 4. Amount of allowance for post-acquisition credit losses on purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (included in Schedule RI-B, Part II, item 7, above).	RIADC781	1,395	M.4.

*.	Describe on Schedule RI-E—Explanations.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 13

Schedule RI-C - Disaggregated Data on the Allowance for Loan and Lease Losses

Schedule RI-C is to be completed by institutions with $1 billion or more in total assets.

Dollar amounts in thousands	(Column A) Recorded Investment: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)	(Column B) Allowance Balance: Individually Evaluated for Impairment and Determined to be Impaired (ASC 310-10-35)	(Column C) Recorded Investment: Collectively Evaluated for Impairment (ASC 450-20)	(Column D) Allowance Balance: Collectively Evaluated for Impairment (ASC 450-20)	(Column E) Recorded Investment: Purchased Credit-Impaired Loans (ASC 310-30)	(Column F) Allowance Balance: Purchased Credit-Impaired Loans (ASC 310-30)

1. Real estate loans:							1.
a. Construction loans	RCFDM708 0	RCFDM709 0	RCFDM710 1,848,879	RCFDM711 22,811	RCFDM712 0	RCFDM713 0	1.a.
b. Commercial real estate loans	RCFDM714 0	RCFDM715 0	RCFDM716 6,891,092	RCFDM717 63,042	RCFDM719 0	RCFDM720 0	1.b.
c. Residential real estate loans	RCFDM721 674,247	RCFDM722 3,457	RCFDM723 19,935,537	RCFDM724 15,195	RCFDM725 119,459	RCFDM726 1,395	1.c.
2. Commercial loans[2]	RCFDM727 232,188	RCFDM728 19,185	RCFDM729 35,805,806	RCFDM730 350,720	RCFDM731 0	RCFDM732 0	2.
3. Credit cards	RCFDM733 3,421	RCFDM734 1,116	RCFDM735 1,015,296	RCFDM736 56,941	RCFDM737 0	RCFDM738 0	3.
4. Other consumer loans	RCFDM739 0	RCFDM740 0	RCFDM741 216,844	RCFDM742 6,845	RCFDM743 0	RCFDM744 0	4.
5. Unallocated, if any				RCFDM745 0			5.
6. Total (for each column, sum of items 1.a through 5)[3]	RCFDM746 909,856	RCFDM747 23,758	RCFDM748 65,713,454	RCFDM749 515,554	RCFDM750 119,459	RCFDM751 1,395	6.

2.	Include all loans and leases not reported as real estate loans, credit cards, or other consumer loans in items 1, 3, or 4 of Schedule RI-C.

3.

The sum of item 6, columns B, D, and F, must equal Schedule RC, item 4.c. Item 6, column E, must equal Schedule RC-C, Part I, Memorandum item 7.b. Item 6, column F, must equal Schedule RI-B, Part II, Memorandum item 4.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 14

Schedule RI-D - Income from Foreign Offices

For all banks with foreign offices (including Edge or Agreement subsidiaries and IBFs) and total foreign office assets of $10 billion or more where foreign office revenues, assets, or net income exceed 10 percent of consolidated total revenues, total assets, or net income.

Dollar amounts in thousands

1. Total interest income in foreign offices	RIADC899	0	1.

2. Total interest expense in foreign offices	RIADC900	0	2.

3. Provision for loan and lease losses in foreign offices	RIADC901	0	3.

4. Noninterest income in foreign offices:			4.

a. Trading revenue	RIADC902	0	4.a.

b. Investment banking, advisory, brokerage, and underwriting fees and commissions	RIADC903	0	4.b.

c. Net securitization income	RIADC904	0	4.c.

d. Other noninterest income	RIADC905	0	4.d.

5. Realized gains (losses) on held-to-maturity and available-for-sale debt securities and unrealized holding gains (losses) on equity securities not held for trading in foreign offices	RIADJA28	0	5.

6. Total noninterest expense in foreign offices	RIADC907	0	6.

7. Adjustments to pretax income in foreign offices for internal allocations to foreign offices to reflect the effects of equity capital on overall bank funding costs	RIADC908	0	7.

8. Applicable income taxes (on items 1 through 7)	RIADC909	0	8.

9. Discontinued operations, net of applicable income taxes, in foreign offices	RIADGW64	0	9.

10. Net income attributable to foreign offices before internal allocations of income and expense (item 1 plus or minus items 2 through 9)	RIADC911	0	10.

11. Not applicable			11.

12. Eliminations arising from the consolidation of foreign offices with domestic offices	RIADC913	0	12.

13. Consolidated net income attributable to foreign offices (sum of items 10 and 12)	RIADC914	0	13.

Schedule RI-E - Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

Dollar amounts in thousands

1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 5.l:			1.

a. Income and fees from the printing and sale of checks	RIADC013	0	1.a.

b. Earnings on/increase in value of cash surrender value of life insurance	RIADC014	0	1.b.

c. Income and fees from automated teller machines (ATMs)	RIADC016	0	1.c.

d. Rent and other income from other real estate owned	RIAD4042	0	1.d.

e. Safe deposit box rent	RIADC015	0	1.e.

f. Bank card and credit card interchange fees	RIADF555	78,756	1.f.

g. Income and fees from wire transfers	RIADT047	168,046	1.g.

h. Disclose component and the dollar amount of that component:			1.h.

1. Describe component	TEXT4461	Click here for value	1.h.1.

2. Amount of component	RIAD4461	338,193	1.h.2.

i. Disclose component and the dollar amount of that component:			1.i.

1. Describe component	TEXT4462	Click here for value	1.i.1.

2. Amount of component	RIAD4462	207,607	1.i.2.

j. Disclose component and the dollar amount of that component:			1.j.

1. Describe component	TEXT4463		1.j.1.

2. Amount of component	RIAD4463	0	1.j.2.

2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts greater than $100,000 that exceed 7 percent of Schedule RI, item 7.d:			2.

a. Data processing expenses	RIADC017	0	2.a.

b. Advertising and marketing expenses	RIAD0497	0	2.b.

c. Directors’ fees	RIAD4136	0	2.c.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 15

Dollar amounts in thousands

d. Printing, stationery, and supplies	RIADC018	0	2.d.

e. Postage	RIAD8403	0	2.e.

f. Legal fees and expenses	RIAD4141	561,566	2.f.

g. FDIC deposit insurance assessments	RIAD4146	CONF	2.g.

h. Accounting and auditing expenses	RIADF556	0	2.h.

i. Consulting and advisory expenses	RIADF557	0	2.i.

j. Automated teller machine (ATM) and interchange expenses	RIADF558	0	2.j.

k. Telecommunications expenses	RIADF559	0	2.k.

l. Other real estate owned expenses	RIADY923	0	2.l.

m. Insurance expenses (not included in employee expenses, premises and fixed asset expenses, and other real estate owned expenses)	RIADY924	0	2.m.

n. Disclose component and the dollar amount of that component:			2.n.

1. Describe component	TEXT4464	Click here for value	2.n.1.

2. Amount of component	RIAD4464	1,592,189	2.n.2.

o. Disclose component and the dollar amount of that component:			2.o.

1. Describe component	TEXT4467		2.o.1.

2. Amount of component	RIAD4467	0	2.o.2.

p. Disclose component and the dollar amount of that component:			2.p.

1. Describe component	TEXT4468		2.p.1.

2. Amount of component	RIAD4468	0	2.p.2.

3. Discontinued operations and applicable income tax effect (from Schedule RI, item 11) (itemize and describe each discontinued operation):			3.

a. Disclose component, the gross dollar amount of that component, and its related income tax:			3.a.

1. Describe component	TEXTFT29	NR	3.a.1.

2. Amount of component	RIADFT29	0	3.a.2.

3. Applicable income tax effect	RIADFT30	0	3.a.3.

b. Disclose component, the gross dollar amount of that component, and its related income tax:			3.b.

1. Describe component	TEXTFT31	NR	3.b.1.

2. Amount of component	RIADFT31	0	3.b.2.

3. Applicable income tax effect	RIADFT32	0	3.b.3.

4. Cumulative effect of changes in accounting principles and corrections of material accounting errors (from Schedule RI-A, item 2) (itemize and describe all such effects):			4.

a. Disclose component and the dollar amount of that component:			4.a.

1. Describe component	TEXTB526	NR	4.a.1.

2. Amount of component	RIADB526	0	4.a.2.

b. Disclose component and the dollar amount of that component:			4.b.

1. Describe component	TEXTB527	NR	4.b.1.

2. Amount of component	RIADB527	0	4.b.2.

5. Other transactions with stockholders (including a parent holding company) (from Schedule RI-A, item 11) (itemize and describe all such transactions):			5.

a. Disclose component and the dollar amount of that component:			5.a.

1. Describe component	TEXT4498	Click here for value	5.a.1.

2. Amount of component	RIAD4498	6,005	5.a.2.

b. Disclose component and the dollar amount of that component:			5.b.

1. Describe component	TEXT4499	NR	5.b.1.

2. Amount of component	RIAD4499	0	5.b.2.

6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6) (itemize and describe all adjustments):			6.

a. Disclose component and the dollar amount of that component:			6.a.

1. Describe component	TEXT4521	NR	6.a.1.

2. Amount of component	RIAD4521	0	6.a.2.

b. Disclose component and the dollar amount of that component:			6.b.

1. Describe component	TEXT4522	NR	6.b.1.

2. Amount of component	RIAD4522	0	6.b.2.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 16

Dollar amounts in thousands
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):			7.

a. Comments?	RIAD4769	No	7.a.

b. Other explanations	TEXT4769	NR	7.b.

(TEXT4461) Income from Affiliates

(TEXT4462) Commitment facility line fees

(TEXT4464) Operating expenses paid to Affiliates

(TEXT4498) Employee benefit plans and other

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 17

Schedule RC - Balance Sheet

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Dollar amounts in thousands

1. Cash and balances due from depository institutions (from Schedule RC-A):			1.

a. Noninterest-bearing balances and currency and coin[1]	RCFD0081	1,514,478	1.a.

b. Interest-bearing balances[2]	RCFD0071	15,381,399	1.b.

2. Securities:			2.

a. Held-to-maturity securities (from Schedule RC-B, column A)	RCFD1754	14,667,933	2.a.

b. Available-for-sale securities (from Schedule RC-B, column D)	RCFD1773	31,378,742	2.b.

c. Equity securities with readily determinable fair values not held for trading[7]	RCFDJA22	182,991	2.c.

3. Federal funds sold and securities purchased under agreements to resell:			3.

a. Federal funds sold in domestic offices	RCONB987	0	3.a.

b. Securities purchased under agreements to resell[3]	RCFDB989	10,168,317	3.b.

4. Loans and lease financing receivables (from Schedule RC-C):			4.

a. Loans and leases held for sale	RCFD5369	449,744	4.a.

b. Loans and leases held for investment	RCFDB528	66,742,769	4.b.

c. LESS: Allowance for loan and lease losses	RCFD3123	540,707	4.c.

d. Loans and leases held for investment, net of allowance (item 4.b minus 4.c)	RCFDB529	66,202,062	4.d.

5. Trading assets (from Schedule RC-D)	RCFD3545	22,043,303	5.

6. Premises and fixed assets (including capitalized leases)	RCFD2145	157,884	6.

7. Other real estate owned (from Schedule RC-M)	RCFD2150	12,017	7.

8. Investments in unconsolidated subsidiaries and associated companies	RCFD2130	13,954	8.

9. Direct and indirect investments in real estate ventures	RCFD3656	1	9.

10. Intangible assets (from Schedule RC-M)	RCFD2143	1,628,016	10.

11. Other assets (from Schedule RC-F)	RCFD2160	6,011,601	11.

12. Total assets (sum of items 1 through 11)	RCFD2170	169,812,442	12.

13. Deposits:			13.

a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)	RCON2200	119,856,578	13.a.

1. Noninterest-bearing[4]	RCON6631	25,653,505	13.a.1.

2. Interest-bearing	RCON6636	94,203,073	13.a.2.

b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)	RCFN2200	6,485,351	13.b.

1. Noninterest-bearing	RCFN6631	207,157	13.b.1.

2. Interest-bearing	RCFN6636	6,278,194	13.b.2.

14. Federal funds purchased and securities sold under agreements to repurchase:			14.

a. Federal funds purchased in domestic offices[5]	RCONB993	0	14.a.

b. Securities sold under agreements to repurchase[6]	RCFDB995	1,525,508	14.b.

15. Trading liabilities (from Schedule RC-D)	RCFD3548	3,641,576	15.

16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)	RCFD3190	8,019,688	16.

17. Not applicable			17.

18. Not applicable			18.

19. Subordinated notes and debentures[1]	RCFD3200	3,927,653	19.

20. Other liabilities (from Schedule RC-G)	RCFD2930	2,645,189	20.

21. Total liabilities (sum of items 13 through 20)	RCFD2948	146,101,543	21.

1.	Includes cash items in process of collection and unposted debits.

2.	Includes time certificates of deposit not held for trading.

7.

Item 2.c is to be completed only by institutions that have adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities. See the instructions for further detail on ASU 2016-01.

3.	Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

4.	Includes noninterest-bearing demand, time, and savings deposits.

5.	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “Other borrowed money.”

6.	Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

1.	Includes limited-life preferred stock and related surplus.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 18

Dollar amounts in thousands

22. Not applicable			22.

23. Perpetual preferred stock and related surplus	RCFD3838	2,500,000	23.

24. Common stock	RCFD3230	2,002	24.

25. Surplus (exclude all surplus related to preferred stock)	RCFD3839	18,474,504	25.

26. Not available			26.

a. Retained earnings	RCFD3632	3,142,434	26.a.

b. Accumulated other comprehensive income[2]	RCFDB530	-408,206	26.b.

c. Other equity capital components[3]	RCFDA130	0	26.c.

27. Not available			27.

a. Total bank equity capital (sum of items 23 through 26.c)	RCFD3210	23,710,734	27.a.

b. Noncontrolling (minority) interests in consolidated subsidiaries	RCFD3000	165	27.b.

28. Total equity capital (sum of items 27.a and 27.b)	RCFDG105	23,710,899	28.

29. Total liabilities and equity capital (sum of items 21 and 28)	RCFD3300	169,812,442	29.

1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2017	RCFD6724	NR	M.1.

2. Bank’s fiscal year-end date (report the date in MMDD format)	RCON8678	NR	M.2.

Schedule RC-A - Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices

1. Cash items in process of collection, unposted debits, and currency and coin	RCFD0022	1,029,124			1.

a. Cash items in process of collection and unposted debits			RCON0020	399,709	1.a.

b. Currency and coin			RCON0080	629,157	1.b.

2. Balances due from depository institutions in the U.S	RCFD0082	161,793	RCON0082	161,793	2.

3. Balances due from banks in foreign countries and foreign central banks	RCFD0070	1,382,944	RCON0070	1,381,967	3.

4. Balances due from Federal Reserve Banks	RCFD0090	14,322,017	RCON0090	13,921,936	4.

5. Total	RCFD0010	16,895,878	RCON0010	16,494,562	5.

2.

Includes, but is not limited to, net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and accumulated defined benefit pension and other postretirement plan adjustments.

3.	Includes treasury stock and unearned Employee Stock Ownership Plan shares.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 19

Schedule RC-B - Securities

Exclude assets held for trading.

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost		(Column B) Held-to-maturity Fair Value		(Column C) Available-for-sale Amortized Cost		(Column D) Available-for-sale Fair Value

1. U.S. Treasury securities	RCFD0211	0	RCFD0213	0	RCFD1286	13,549,092	RCFD1287	13,290,167	1.

2. U.S. Government agency and sponsored agency obligations (exclude mortgage-backed securities)[1]	RCFDHT50	0	RCFDHT51	0	RCFDHT52	3,125,667	RCFDHT53	3,169,203	2.

3. Securities issued by states and political subdivisions in the U.S	RCFD8496	8,483	RCFD8497	8,876	RCFD8498	0	RCFD8499	0	3.

4. Mortgage-backed securities (MBS):									4.

a. Residential mortgage pass-through securities:									4.a.

1. Guaranteed by GNMA	RCFDG300	2,103,500	RCFDG301	2,042,619	RCFDG302	4,441,551	RCFDG303	4,271,270	4.a.1.

2. Issued by FNMA and FHLMC	RCFDG304	1,811,994	RCFDG305	1,778,697	RCFDG306	5,541,640	RCFDG307	5,394,470	4.a.2.

3. Other pass-through securities	RCFDG308	0	RCFDG309	0	RCFDG310	119	RCFDG311	119	4.a.3.

b. Other residential mortgage-backed securities (include CMOs, REMICs, and stripped MBS):									4.b.

1. Issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDG312	9,026,733	RCFDG313	8,949,940	RCFDG314	1,215,644	RCFDG315	1,187,612	4.b.1.

2. Collateralized by MBS issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDG316	0	RCFDG317	0	RCFDG318	0	RCFDG319	0	4.b.2.

3. All other residential MBS	RCFDG320	2,285	RCFDG321	2,446	RCFDG322	0	RCFDG323	0	4.b.3.

c. Commercial MBS:									4.c.

1. Commercial mortgage pass-through securities:									4.c.1.

a. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCFDK142	0	RCFDK143	0	RCFDK144	0	RCFDK145	0	4.c.1.a.

b. Other pass-through securities	RCFDK146	0	RCFDK147	0	RCFDK148	0	RCFDK149	0	4.c.1.b.

2. Other commercial MBS:									4.c.2.

a. Issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDK150	1,714,938	RCFDK151	1,657,791	RCFDK152	609,912	RCFDK153	584,201	4.c.2.a.

b. All other commercial MBS	RCFDK154	0	RCFDK155	0	RCFDK156	0	RCFDK157	0	4.c.2.b.

5. Asset-backed securities and structured financial products:									5.

a. Asset-backed securities (ABS)	RCFDC026	0	RCFDC988	0	RCFDC989	146,250	RCFDC027	149,363	5.a.

b. Structured financial products	RCFDHT58	0	RCFDHT59	0	RCFDHT60	0	RCFDHT61	0	5.b.

6. Other debt securities:									6.

a. Other domestic debt securities	RCFD1737	0	RCFD1738	0	RCFD1739	0	RCFD1741	0	6.a.

b. Other foreign debt securities	RCFD1742	0	RCFD1743	0	RCFD1744	3,329,552	RCFD1746	3,332,337	6.b.

7. Investments in mutual funds and other equity securities with readily determinable fair values[2]					RCFDA510	NR	RCFDA511	NR	7.

8. Total (sum of items 1 through 7) (total of column A must equal Schedule RC, item 2.a) (total of column D must equal Schedule RC, item 2.b)	RCFD1754	14,667,933	RCFD1771	14,440,369	RCFD1772	31,959,427	RCFD1773	31,378,742	8.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 20

Dollar amounts in thousands

1. Pledged securities[1]	RCFD0416	9,187,207	M.1.

2. Maturity and repricing data for debt securities (excluding those in nonaccrual status):			M.2.

a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:

			M.2.a.

1. Three months or less	RCFDA549	1,701,319	M.2.a.1.

2. Over three months through 12 months	RCFDA550	1,443,290	M.2.a.2.

3. Over one year through three years	RCFDA551	4,104,981	M.2.a.3.

4. Over three years through five years	RCFDA552	3,843,806	M.2.a.4.

5. Over five years through 15 years	RCFDA553	6,255,906	M.2.a.5.

6. Over 15 years	RCFDA554	2,600,251	M.2.a.6.

b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:			M.2.b.

1. Three months or less	RCFDA555	0	M.2.b.1.

2. Over three months through 12 months	RCFDA556	50,074	M.2.b.2.

3. Over one year through three years	RCFDA557	274,024	M.2.b.3.

4. Over three years through five years	RCFDA558	433,475	M.2.b.4.

5. Over five years through 15 years	RCFDA559	2,695,366	M.2.b.5.

6. Over 15 years	RCFDA560	10,128,413	M.2.b.6.

c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage pass-through securities) with an expected average life of:			M.2.c.

1. Three years or less	RCFDA561	1,139,067	M.2.c.1.

2. Over three years	RCFDA562	11,376,701	M.2.c.2.

d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)	RCFDA248	3,194,683	M.2.d.

Memorandum item 3 is to be completed semiannually in the June and December reports only. 3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date of sale or transfer)	RCFD1778	0	M.3.

4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):			M.4.

a. Amortized cost	RCFD8782	0	M.4.a.

b. Fair value	RCFD8783	0	M.4.b.

1.

Includes Small Business Administration “Guaranteed Loan Pool Certificates”; U.S. Maritime Administration obligations; Export-Import Bank participation certificates; and obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

1.

U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

1.

U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

2.	Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock in Schedule RC-F, item 4.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 21

Dollar amounts in thousands	(Column A) Held-to-maturity Amortized Cost		(Column B) Held-to-maturity Fair Value		(Column C) Available-for-sale Amortized Cost		(Column D) Available-for-sale Fair Value

Memorandum items 5.a through 5.f and 6.a through 6.g are to be completed by banks with $10 billion or more in total assets.

5. Asset-backed securities (ABS) (for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5.a):[1]

									M.5.

a. Credit card receivables	RCFDB838	0	RCFDB839	0	RCFDB840	0	RCFDB841	0	M.5.a.

b. Home equity lines	RCFDB842	0	RCFDB843	0	RCFDB844	43,919	RCFDB845	41,708	M.5.b.

c. Automobile loans	RCFDB846	0	RCFDB847	0	RCFDB848	0	RCFDB849	0	M.5.c.

d. Other consumer loans	RCFDB850	0	RCFDB851	0	RCFDB852	0	RCFDB853	0	M.5.d.

e. Commercial and industrial loans	RCFDB854	0	RCFDB855	0	RCFDB856	0	RCFDB857	0	M.5.e.

f. Other	RCFDB858	0	RCFDB859	0	RCFDB860	102,331	RCFDB861	107,655	M.5.f.

6. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum items 6.a through 6.g must equal Schedule RC-B item 5.b):									M.6.

a. Trust preferred securities issued by financial institutions	RCFDG348	0	RCFDG349	0	RCFDG350	0	RCFDG351	0	M.6.a.

b. Trust preferred securities issued by real estate investment trusts	RCFDG352	0	RCFDG353	0	RCFDG354	0	RCFDG355	0	M.6.b.

c. Corporate and similar loans	RCFDG356	0	RCFDG357	0	RCFDG358	0	RCFDG359	0	M.6.c.

d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCFDG360	0	RCFDG361	0	RCFDG362	0	RCFDG363	0	M.6.d.

e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCFDG364	0	RCFDG365	0	RCFDG366	0	RCFDG367	0	M.6.e.

f. Diversified (mixed) pools of structured financial products	RCFDG368	0	RCFDG369	0	RCFDG370	0	RCFDG371	0	M.6.f.

g. Other collateral or reference assets	RCFDG372	0	RCFDG373	0	RCFDG374	0	RCFDG375	0	M.6.g.

1.	Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
6.

Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual “Other mortgage-backed securities” included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 4.b and 4.c.(2), columns A and D.

1.	The $10 billion asset size test is based on the total assets reported on the June 30, 2017, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 22

Schedule RC-C Part I - Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or fair value, (2) loans and leases held for investment, net of unearned income, and (3) loans and leases accounted for at fair value under a fair value option. Exclude assets held for trading and commercial paper.

Dollar amounts in thousands	(Column A) Consolidated Bank		(Column B) Domestic Offices

1. Loans secured by real estate[1]	RCFD1410	NR			1.

a. Construction, land development, and other land loans:					1.a.

1. 1-4 family residential construction loans	RCFDF158	0	RCONF158	0	1.a.1.

2. Other construction loans and all land development and other land loans	RCFDF159	1,848,879	RCONF159	1,848,879	1.a.2.

b. Secured by farmland (including farm residential and other improvements)	RCFD1420	0	RCON1420	0	1.b.

c. Secured by 1-4 family residential properties:					1.c.

1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFD1797	941,523	RCON1797	941,523	1.c.1.

2. Closed-end loans secured by 1-4 family residential properties:					1.c.2.

a. Secured by first liens	RCFD5367	17,464,782	RCON5367	17,464,782	1.c.2.a.

b. Secured by junior liens	RCFD5368	40,677	RCON5368	40,677	1.c.2.b.

d. Secured by multifamily (5 or more) residential properties	RCFD1460	2,347,886	RCON1460	2,347,886	1.d.

e. Secured by nonfarm nonresidential properties:					1.e.

1. Loans secured by owner-occupied nonfarm nonresidential properties	RCFDF160	896,841	RCONF160	896,841	1.e.1.

2. Loans secured by other nonfarm nonresidential properties	RCFDF161	6,021,400	RCONF161	6,021,400	1.e.2.

2. Loans to depository institutions and acceptances of other banks:					2.

a. To commercial banks in the U.S			RCONB531	74,115	2.a.

1. To U.S. branches and agencies of foreign banks	RCFDB532	28,938			2.a.1.

2. To other commercial banks in the U.S	RCFDB533	45,177			2.a.2.

b. To other depository institutions in the U.S	RCFDB534	0	RCONB534	0	2.b.

c. To banks in foreign countries			RCONB535	874,845	2.c.

1. To foreign branches of other U.S. banks	RCFDB536	0			2.c.1.

2. To other banks in foreign countries	RCFDB537	874,845			2.c.2.

3. Loans to finance agricultural production and other loans to farmers	RCFD1590	218,930	RCON1590	218,660	3.

4. Commercial and industrial loans:					4.

a. To U.S. addressees (domicile)	RCFD1763	21,171,052	RCON1763	21,164,458	4.a.

b. To non-U.S. addressees (domicile)	RCFD1764	5,120,638	RCON1764	4,919,773	4.b.

5. Not applicable					5.

6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):					6.

a. Credit cards	RCFDB538	1,018,717	RCONB538	1,018,717	6.a.

b. Other revolving credit plans	RCFDB539	115,015	RCONB539	115,015	6.b.

c. Automobile loans	RCFDK137	0	RCONK137	0	6.c.

d. Other consumer loans (includes single payment and installment loans other than automobile loans, and all student loans)	RCFDK207	154,734	RCONK207	106,102	6.d.

7. Loans to foreign governments and official institutions (including foreign central banks)	RCFD2081	162,046	RCON2081	162,046	7.

8. Obligations (other than securities and leases) of states and political subdivisions in the U.S	RCFD2107	0	RCON2107	0	8.

9. Loans to nondepository financial institutions and other loans	RCFD1563	8,720,433			9.

a. Loans to nondepository financial institutions			RCONJ454	8,281,089	9.a.

b. Other loans:					9.b.

1. Loans for purchasing or carrying securities (secured and unsecured)			RCON1545	8,636	9.b.1.

2. All other loans (exclude consumer loans)			RCONJ451	420,672	9.b.2.

10. Lease financing receivables (net of unearned income)			RCON2165	0	10.

a. Leases to individuals for household, family, and other personal expenditures (i.e., consumer leases)	RCFDF162	0			10.a.

b. All other leases	RCFDF163	0			10.b.

11. LESS: Any unearned income on loans reflected in items 1-9 above	RCFD2123	0	RCON2123	0	11.

12. Total loans and leases held for investment and held for sale (item 12, column A must equal Schedule RC, sum of items 4.a and 4.b)	RCFD2122	67,192,513	RCON2122	66,926,116	12.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 23

1.

When reporting “Loans secured by real estate,” “large institutions” and “highly complex institutions,” as defined for deposit insurance assessment purposes in FDIC regulations, should complete items 1.a.(1) through 1.e.(2) in columns A and B (but not item 1 in column A); all other institutions should complete item 1 in column A and items 1.a.(1) through 1.e.(2) in column B (but not items 1.a.(1) through 1.e.(2) in column A).

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 24

Dollar amounts in thousands
1. Loans restructured in troubled debt restructurings that are in compliance with their modified terms (included in Schedule RC-C, part 1, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):			M.1.

a. Construction, land development, and other land loans in domestic offices:			M.1.a.

1. 1-4 family residential construction loans	RCONK158	0	M.1.a.1.

2. Other construction loans and all land development and other land loans	RCONK159	0	M.1.a.2.

b. Loans secured by 1-4 family residential properties in domestic offices	RCONF576	469,100	M.1.b.

c. Secured by multifamily (5 or more) residential properties in domestic offices	RCONK160	0	M.1.c.

d. Secured by nonfarm nonresidential properties in domestic offices:			M.1.d.

1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK161	0	M.1.d.1.

2. Loans secured by other nonfarm nonresidential properties	RCONK162	0	M.1.d.2.

e. Commercial and industrial loans:			M.1.e.

1. To U.S. addressees (domicile)	RCFDK163	69,857	M.1.e.1.

2. To non-U.S. addressees (domicile)	RCFDK164	31,085	M.1.e.2.

f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCFDK165	3,020	M.1.f.

Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a through 1.f):	RCONK166	0	M.1.f.1.
1. Loans secured by farmland in domestic offices

2. Not applicable			M.1.f.2.

3. Loans to finance agricultural production and other loans to farmers	RCFDK168	0	M.1.f.3.

4. Loans to individuals for household, family, and other personal expenditures:			M.1.f.4.

a. Credit cards	RCFDK098	0	M.1.f.4.a.

b. Automobile loans	RCFDK203	0	M.1.f.4.b.

c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK204	0	M.1.f.4.c.

g. Total loans restructured in troubled debt restructurings that are in compliance with their modified terms (sum of Memorandum items 1.a.(1) through 1.f)	RCFDHK25	573,062	M.1.g.

2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):			M.2.

a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:

			M.2.a.

1. Three months or less	RCONA564	972,303	M.2.a.1.

2. Over three months through 12 months	RCONA565	3,137,907	M.2.a.2.

3. Over one year through three years	RCONA566	4,382,708	M.2.a.3.

4. Over three years through five years	RCONA567	3,544,248	M.2.a.4.

5. Over five years through 15 years	RCONA568	3,963,897	M.2.a.5.

6. Over 15 years	RCONA569	1,121,936	M.2.a.6.

b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or next repricing date of:

			M.2.b.

1. Three months or less	RCFDA570	46,117,577	M.2.b.1.

2. Over three months through 12 months	RCFDA571	1,714,391	M.2.b.2.

3. Over one year through three years	RCFDA572	830,019	M.2.b.3.

4. Over three years through five years	RCFDA573	379,921	M.2.b.4.

5. Over five years through 15 years	RCFDA574	456,311	M.2.b.5.

6. Over 15 years	RCFDA575	32,688	M.2.b.6.

c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)	RCFDA247	18,296,799	M.2.c.

3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9, column A4	RCFD2746	662,382	M.3.

4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a), column B)	RCON5370	7,203,744	M.4.

5. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-C, Part I, item 1, column A, or Schedule RC-C, Part I, items 1.a.(1) through 1.e.(2), column A, as appropriate)	RCFDB837	1,005,134	M.5.

Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.	RCFDC391	0	M.6.

6. Outstanding credit card fees and finance charges included in Schedule RC-C, part I, item 6.a, column A

4.	Exclude loans secured by real estate that are included in Schedule RC-C, Part I, item 1, column A.

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Dollar amounts in thousands

Memorandum item 7 is to be completed by all banks.

Memorandum items 7.a and 7.b are to be completed semiannually in the June and December reports only.

7. Purchased credit-impaired loans held for investment accounted for in accordance with FASB ASC 310-30 (former AICPA Statement of Position 03-3) (exclude loans held for sale):

			M.7.

a. Outstanding balance	RCFDC779	174,256	M.7.a.

b. Amount included in Schedule RC-C, part I, items 1 through 9	RCFDC780	119,459	M.7.b.

Memorandum items 8.a, 8.b, and 8.c are to be completed semiannually in the June and December reports only.

8. Closed-end loans with negative amortization features secured by 1-4 family residential properties in domestic offices:

			M.8.
a. Total amount of closed-end loans with negative amortization features secured by 1-4 family residential properties (included in Schedule RC-C, part I, items 1.c.(2)(a) and 1.c.(2)(b))	RCONF230	0	M.8.a.

Memorandum items 8.b and 8.c are to be completed by banks that had closed-end loans with negative amortization features secured by 1–4 family residential properties (as reported in Schedule RC-C, Part I, Memorandum item 8.a) as of December 31, 2017, that exceeded the lesser of $100 million or 5 percent of total loans and leases, net of unearned income, in domestic offices (as reported in Schedule RC-C, Part I, item 12, column B).

b. Total maximum remaining amount of negative amortization contractually permitted on closed-end loans secured by 1-4 family residential properties

	RCONF231	NR	M.8.b.

c. Total amount of negative amortization on closed-end loans secured by 1-4 family residential properties included in the amount reported in Memorandum item 8.a above	RCONF232	NR	M.8.c.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 26

Dollar amounts in thousands
9. Loans secured by 1-4 family residential properties in domestic offices in process of foreclosure (included in Schedule RC-C, part I, items 1.c.(1), 1.c.(2)(a), and 1.c.(2)(b))	RCONF577	113,009	M.9.

Dollar amounts in thousands
10. Not applicable			M.10.
11. Not applicable			M.11.

Dollar amounts in thousands	(Column A) Fair value of acquired loans and leases at acquisition date		(Column B) Gross contractual amounts receivable at acquisition date		(Column C) Best estimate at acquisition date of contractual cash flows not expected to be collected
Memorandum items 12.a, 12.b, 12.c, and 12.d are to be completed semiannually in the June and December reports only.

12. Loans (not subject to the requirements of FASB ASC 310-30 (former AICPA Statement of Position 03-3)) and leases held for investment that were acquired in business combinations with acquisition dates in the current calendar year:

							M.12.
a. Loans secured by real estate	RCFDG091	0	RCFDG092	0	RCFDG093	0	M.12.a.
b. Commercial and industrial loans	RCFDG094	0	RCFDG095	0	RCFDG096	0	M.12.b.
c. Loans to individuals for household, family, and other personal expenditures	RCFDG097	0	RCFDG098	0	RCFDG099	0	M.12.c.
d. All other loans and all leases	RCFDG100	0	RCFDG101	0	RCFDG102	0	M.12.d.

Dollar amounts in thousands

Memoranda item 13 is to be completed by banks that had construction, land development, and other land loans in domestic offices (as reported in Schedule RC-C, Part I, item 1.a., column B) that exceeded 100 percent of total capital (as reported in Schedule RC-R, Part I, item 35.a) as of December 31, 2017.

			M.13.
13. Construction, land development, and other land loans in domestic offices with interest reserves:

a. Amount of loans that provide for the use of interest reserves (included in Schedule RC-C, part I, item 1.a, column B)	RCONG376	0	M.13.a.

b. Amount of interest capitalized from interest reserves on construction, land development, and other land loans that is included in interest and fee income on loans during the quarter (included in Schedule RI, item 1.a.(1)(a)(2)).	RIADG377	0	M.13.b.

Memorandum item 14 is to be completed by all banks. 14. Pledged loans and leases	RCFDG378	18,189,525	M.14.

Memorandum item 15 is to be completed for the December report only. 15. Reverse mortgages in domestic offices:			M.15.

a. Reverse mortgages outstanding that are held for investment (included in Schedule RC-C, item 1.c, above):			M.15.a.

1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ466	0	M.15.a.1.

2. Proprietary reverse mortgages	RCONJ467	0	M.15.a.2.

b. Estimated number of reverse mortgage loan referrals to other lenders during the year from whom compensation has been received for services performed in connection with the origination of the reverse mortgages:

			M.15.b.

1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ468	0	M.15.b.1.

2. Proprietary reverse mortgages	RCONJ469	0	M.15.b.2.

c. Principal amount of reverse mortgage originations that have been sold during the year:			M.15.c.

1. Home Equity Conversion Mortgage (HECM) reverse mortgages	RCONJ470	0	M.15.c.1.

2. Proprietary reverse mortgages	RCONJ471	0	M.15.c.2.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 27

Schedule RC-C Part II - Loans to Small Businesses and Small Farms

Report the number and amount currently outstanding as of the report date of business loans with “original amounts” of $1,000,000 or less and farm loans with “original amounts” of $500,000 or less. The following guidelines should be used to determine the “original amount” of a loan:

(1) For loans drawn down under lines of credit or loan commitments, the “original amount” of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the “original amount” is the amount currently outstanding on the report date. (2) For loan participations and syndications, the “original amount” of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the “original amount” is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Dollar amounts in thousands

1. Not applicable	1.

2. Not applicable	2.

	(Column A) Number of Loans		(Column B) Amount Currently
Dollar amounts in thousands			Outstanding
3. Number and amount currently outstanding of “Loans secured by nonfarm nonresidential properties” in domestic offices reported in Schedule RC-C, part I, items 1.e.(1) and 1.e.(2), column B:					3.

a. With original amounts of $100,000 or less	RCON5564	27	RCON5565	794	3.a.

b. With original amounts of more than $100,000 through $250,000	RCON5566	34	RCON5567	4,204	3.b.

c. With original amounts of more than $250,000 through $1,000,000	RCON5568	137	RCON5569	47,921	3.c.

4. Number and amount currently outstanding of “Commercial and industrial loans to U.S. addressees” in domestic offices reported in Schedule RC-C, part I, item 4.a, column B:					4.

a. With original amounts of $100,000 or less	RCON5570	2364	RCON5571	93,838	4.a.

b. With original amounts of more than $100,000 through $250,000	RCON5572	601	RCON5573	71,003	4.b.

c. With original amounts of more than $250,000 through $1,000,000	RCON5574	651	RCON5575	170,039	4.c.

Dollar amounts in thousands

5. Not applicable	5.

6. Not applicable	6.

	(Column A) Number of Loans		(Column B) Amount Currently
Dollar amounts in thousands			Outstanding

7. Number and amount currently outstanding of “Loans secured by farmland (including farm residential and other improvements)” in domestic offices reported in Schedule RC-C, part I, item 1.b, column B:					7.

a. With original amounts of $100,000 or less	RCON5578	0	RCON5579	0	7.a.

b. With original amounts of more than $100,000 through $250,000	RCON5580	0	RCON5581	0	7.b.

c. With original amounts of more than $250,000 through $500,000	RCON5582	0	RCON5583	0	7.c.

8. Number and amount currently outstanding of “Loans to finance agricultural production and other loans to farmers” in domestic offices reported in Schedule RC-C, part I, item 3, column B:					8.

a. With original amounts of $100,000 or less	RCON5584	1	RCON5585	50	8.a.

b. With original amounts of more than $100,000 through $250,000	RCON5586	0	RCON5587	0	8.b.

c. With original amounts of more than $250,000 through $500,000	RCON5588	3	RCON5589	954	8.c.

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Schedule RC-D - Trading Assets and Liabilities

Schedule RC-D is to be completed by banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters, and all banks meeting the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes.

Dollar amounts in thousands	Consolidated Bank

1. U.S. Treasury securities	RCFD3531	5,367,559	1.

2. U.S. Government agency obligations (exclude mortgage-backed securities)	RCFD3532	0	2.

3. Securities issued by states and political subdivisions in the U.S	RCFD3533	0	3.

4. Mortgage-backed securities (MBS):			4.

a. Residential mortgage pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA	RCFDG379	152,594	4.a.

b. Other residential MBS issued or guaranteed by U.S. Government agencies or sponsored agencies (include CMOs, REMICs, and stripped MBS)[1]	RCFDG380	0	4.b.

c. All other residential MBS	RCFDG381	16,500	4.c.

d. Commercial MBS issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCFDK197	0	4.d.

e. All other commercial MBS	RCFDK198	0	4.e.

5. Other debt securities:			5.

a. Structured financial products	RCFDHT62	98,858	5.a.

b. All other debt securities	RCFDG386	10,654,036	5.b.

6. Loans:			6.

a. Loans secured by real estate			6.a.

1. Loans secured by 1-4 family residential properties	RCFDHT63	0	6.a.1.

2. All other loans secured by real estate	RCFDHT64	0	6.a.2.

b. Commercial and industrial loans	RCFDF614	62,502	6.b.

c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT65	0	6.c.

d. Other loans	RCFDF618	0	6.d.

7. Not appliable			7.

8. Not applicable			8.

9. Other trading assets	RCFD3541	2,640,433	9.

10. Not applicable			10.

11. Derivatives with a positive fair value	RCFD3543	3,050,821	11.

12. Total trading assets (sum of items 1 through 11) (total of column A must equal Schedule RC, item 5)	RCFD3545	22,043,303	12.

13. Not available			13.

a. Liability for short positions	RCFD3546	737,911	13.a.

b. Other trading liabilities	RCFDF624	215,064	13.b.

14. Derivatives with a negative fair value	RCFD3547	2,688,601	14.

15. Total trading liabilities (sum of items 13.a through 14) (total of column A must equal Schedule RC, item 15)	RCFD3548	3,641,576	15.

1. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-D, items 6.a through 6.d):			M.1.

a. Loans secured by real estate			M.1.a.

1. Loans secured by 1-4 family residential properties	RCFDHT66	0	M.1.a.1.

2. All other loans secured by real estate	RCFDHT67	0	M.1.a.2.

b. Commercial and industrial loans	RCFDF632	73,166	M.1.b.

c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT68	0	M.1.c.

d. Other loans	RCFDF636	0	M.1.d.

Memorandum items 2.a and 2.b are to be completed by banks with $10 billion or more in total trading assets.

2. Loans measured at fair value that are past due 90 days or more:			M.2.

a. Fair value	RCFDF639	0	M.2.a.

b. Unpaid principal balance	RCFDF640	0	M.2.b.

Memorandum items 3 through 10 are to be completed by banks with $10 billion or more in total trading assets.

3. Structured financial products by underlying collateral or reference assets (for each column, sum of Memorandum			M.3.
items 3.a through 3.g must equal Schedule RC-D, sum of items 5.a.(1) through (3)):

1.

U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 29

Dollar amounts in thousands	Consolidated Bank

a. Trust preferred securities issued by financial institutions	RCFDG299	61,678	M.3.a.

b. Trust preferred securities issued by real estate investment trusts	RCFDG332	37,180	M.3.b.

c. Corporate and similar loans	RCFDG333	0	M.3.c.

d. 1-4 family residential MBS issued or guaranteed by U.S. government-sponsored enterprises (GSEs)	RCFDG334	0	M.3.d.

e. 1-4 family residential MBS not issued or guaranteed by GSEs	RCFDG335	0	M.3.e.

f. Diversified (mixed) pools of structured financial products	RCFDG651	0	M.3.f.

g. Other collateral or reference assets	RCFDG652	0	M.3.g.

4. Pledged trading assets:			M.4.

a. Pledged securities	RCFDG387	2,465,165	M.4.a.

b. Pledged loans	RCFDG388	0	M.4.b.

Dollar amounts in thousands

5. Asset-backed securities:			M.5.

a. Credit card receivables	RCFDF643	0	M.5.a.

b. Home equity lines	RCFDF644	0	M.5.b.

c. Automobile loans	RCFDF645	0	M.5.c.

d. Other consumer loans	RCFDF646	92,154	M.5.d.

e. Commercial and industrial loans	RCFDF647	0	M.5.e.

f. Other	RCFDF648	0	M.5.f.

6. Retained beneficial interests in securitizations (first-loss or equity tranches)			M.6.

7. Equity securities (included in Schedule RC-D, item 9, above):			M.7.

a. Readily determinable fair values	RCFDF652	751,279	M.7.a.

b. Other	RCFDF653	0	M.7.b.

8. Loans pending securitization	RCFDF654	0	M.8.

9. Other trading assets (itemize and describe amounts included in Schedule RC-D, item 9, that are greater than $1,000,000 and exceed 25% of the item):[1]			M.9.

a. Disclose component and the dollar amount of that component:			M.9.a.

1. Describe component	TEXTF655	Click here for value	M.9.a.1.

2. Amount of component	RCFDF655	1,889,154	M.9.a.2.

b. Disclose component and the dollar amount of that component:			M.9.b.
(TEXTF656)	RCFDF656	0	M.9.b.1.

c. Disclose component and the dollar amount of that component:			M.9.c.

(TEXTF657)	RCFDF657	0	M.9.c.1.

10. Other trading liabilities (itemize and describe amounts included in Schedule RC-D, item 13.b, that are greater than $1,000,000 and exceed 25% of the item):			M.10.

a. Disclose component and the dollar amount of that component:			M.10.a.

1. Describe component	TEXTF658	Click here for value	M.10.a.1.

2. Amount of component	RCFDF658	215,064	M.10.a.2.

b. Disclose component and the dollar amount of that component:			M.10.b.

(TEXTF659)	RCFDF659	0	M.10.b.1.

c. Disclose component and the dollar amount of that component:			M.10.c.

(TEXTF660)	RCFDF660	0	M.10.c.1.

(TEXTF655) Precious Metals Inventory

(TEXTF658) Precious Metal Payable

1.	Exclude equity securities.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 30

Schedule RC-E Part I - Deposits in Domestic Offices

Dollar amounts in thousands	(Column A) Transaction Accounts Total Transaction accounts (including total demand deposits)		(Column B) Transaction Accounts Memo: Total demand deposits (included in column A)		(Column C) Nontransaction Accounts Total nontransaction accounts (including MMDAs)

Deposits of:

1. Individuals, partnerships, and corporations (include all certified and official checks)	RCONB549	22,960,555			RCONB550	86,937,640	1.

2. U.S. Government	RCON2202	159			RCON2520	2,209	2.

3. States and political subdivisions in the U.S.	RCON2203	1,153			RCON2530	429,244	3.

4. Commercial banks and other depository institutions in the U.S.	RCONB551	397,396			RCONB552	186,436	4.

5. Banks in foreign countries	RCON2213	5,182,330			RCON2236	915,989	5.

6. Foreign governments and official institutions (including foreign central banks)	RCON2216	47,034			RCON2377	2,796,433	6.

7. Total (sum of items 1 through 6) (sum of columns A and C must equal Schedule RC, item 13.a)	RCON2215	28,588,627	RCON2210	22,881,555	RCON2385	91,267,951	7.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 31

Dollar amounts in thousands

1. Selected components of total deposits (i.e., sum of item 7, columns A and C):			M.1.

a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts	RCON6835	0	M.1.a.

b. Total brokered deposits	RCON2365	17,303,600	M.1.b.

c. Brokered deposits of $250,000 or less (fully insured brokered deposits)[2]	RCONHK05	13,196,204	M.1.c.

d. Maturity data for brokered deposits:			M.1.d.
1. Brokered deposits of $250,000 or less with a remaining maturity of one year or less (included in Memorandum item 1.c above)	RCONHK06	5,375,831	M.1.d.1.
2. Not applicable			M.1.d.2.
3. Brokered deposits of more than $250,000 with a remaining maturity of one year or less (included in Memorandum item 1.b above)	RCONK220	4,107,395	M.1.d.3.

e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law) (to be completed for the December report only).	RCON5590	308,397	M.1.e.

f. Estimated amount of deposits obtained through the use of deposit listing services that are not brokered deposits	RCONK223	0	M.1.f.

g. Total reciprocal deposits (as of the report date)	RCONJH83	0	M.1.g.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 7, column C above):			M.2.

a. Savings deposits:			M.2.a.
1. Money market deposit accounts (MMDAs)	RCON6810	16,264,088	M.2.a.1.
2. Other savings deposits (excludes MMDAs)	RCON0352	43,042,828	M.2.a.2.

b. Total time deposits of less than $100,000	RCON6648	8,762,636	M.2.b.

c. Total time deposits of $100,000 through $250,000	RCONJ473	522,380	M.2.c.

d. Total time deposits of more than $250,000	RCONJ474	22,676,020	M.2.d.

e. Individual Retirement Accounts (IRAs) and Keogh Plan accounts of $100,000 or more included in Memorandum items 2.c and 2.d above	RCONF233	0	M.2.e.
3. Maturity and repricing data for time deposits of $250,000 or less:			M.3.

a. Time deposits of $250,000 or less with a remaining maturity or next repricing date of:			M.3.a.
1. Three months or less	RCONHK07	236,307	M.3.a.1.
2. Over three months through 12 months	RCONHK08	1,142,118	M.3.a.2.
3. Over one year through three years	RCONHK09	2,095,377	M.3.a.3.
4. Over three years	RCONHK10	5,811,214	M.3.a.4.
b. Time deposits of $250,000 or less with a REMAINING MATURITY of one year or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)[3]	RCONHK11	1,378,425	M.3.b.
4. Maturity and repricing data for time deposits of more than $250,000:			M.4.

a. Time deposits of more than $250,000 with a remaining maturity or next repricing date of:			M.4.a.
1. Three months or less	RCONHK12	9,623,556	M.4.a.1.
2. Over three months through 12 months	RCONHK13	7,850,229	M.4.a.2.
3. Over one year through three years	RCONHK14	4,414,698	M.4.a.3.
4. Over three years	RCONHK15	787,537	M.4.a.4.

b. Time deposits of more than $250,000 with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) and 4.a.(2) above)[3]	RCONK222	17,473,785	M.4.b.

5. Does your institution offer one or more consumer deposit account products, i.e., transaction account or nontransaction savings account deposit products intended primarily for individuals for personal, household, or family use?

	RCONP752	Yes	M.5.
Memorandum items 6 and 7 are to be completed by institutions with $1 billion or more in total assets that answered “Yes” to Memorandum item 5 above.			M.6.
6. Components of total transaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 6.a and 6.b must be less than or equal to item 1, column A, above):[5]

a. Total deposits in those noninterest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP753	124,188	M.6.a.

b. Total deposits in those interest-bearing transaction account deposit products intended primarily for individuals for personal, household, or family use	RCONP754	2,983,772	M.6.b.
7. Components of total nontransaction account deposits of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1), 7.a.(2), 7.b.(1), and 7.b.(2) plus all time deposits of individuals, partnerships, and corporations must equal item 1, column C, above):			M.7.

2.	The dollar amount used as the basis for reporting in Memorandum item 1.c reflects the deposit insurance limit in effect on the report date.
3.

Report both fixed- and floating-rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

5.	The $1 billion asset size test is based on the total assets reported on the June 30, 2017, Report of Condition.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 32

Dollar amounts in thousands
a. Money market deposit accounts (MMDAs) of individuals, partnerships, and corporations (sum of Memorandum items 7.a.(1) and 7.a.(2) must be less than or equal to Memorandum item 2.a.(1) above):			M.7.a.

1. Total deposits in those MMDA deposit products intended primarily for individuals for personal, household, or family use	RCONP756	2,632,344	M.7.a.1.

2. Deposits in all other MMDAs of individuals, partnerships, and corporations	RCONP757	12,111,775	M.7.a.2.

b. Other savings deposit accounts of individuals, partnerships, and corporations (sum of Memorandum items 7.b.(1) and 7.b.(2) must be less than or equal to Memorandum item 2.a.(2) above):			M.7.b.

1. Total deposits in those other savings deposit account deposit products intended primarily for individuals for personal, household, or family use	RCONP758	31,144,552	M.7.b.1.

2. Deposits in all other savings deposit accounts of individuals, partnerships, and corporations	RCONP759	11,086,094	M.7.b.2.

Schedule RC-E Part II - Deposits in Foreign Offices including Edge and Agreement subsidiaries and IBFs

Dollar amounts in thousands

Deposits of:

1. Individuals, partnerships, and corporations (include all certified and official checks)	RCFNB553	1,009,941	1.

2. U.S. banks (including IBFs and foreign branches of U.S. banks) and other U.S. depository institutions	RCFNB554	0	2.

3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs)	RCFN2625	5,444,877	3.

4. Foreign governments and official institutions (including foreign central banks)	RCFN2650	30,533	4.

5. U.S. Government and states and political subdivisions in the U.S	RCFNB555	0	5.

6. Total	RCFN2200	6,485,351	6.

1. Time deposits with a remaining maturity of one year or less (included in Schedule RC, item 13.b)	RCFNA245	532,001	M.1.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 33

Schedule RC-F - Other Assets

Dollar amounts in thousands

1. Accrued interest receivable[1]	RCFDB556	436,483	1.

2. Net deferred tax assets[2]	RCFD2148	1,411,816	2.

3. Interest-only strips receivable (not in the form of a security)[3]	RCFDHT80	0	3.

4. Equity investments without readily determinable fair values[4]	RCFD1752	883,246	4.

5. Life insurance assets:			5.

a. General account life insurance assets	RCFDK201	7,017	5.a.

b. Separate account life insurance assets	RCFDK202	216,339	5.b.

c. Hybrid account life insurance assets	RCFDK270	0	5.c.

6. All other assets (itemize and describe amounts greater than $100,000 that exceed 25% of this item)	RCFD2168	3,056,700	6.

a. Prepaid expenses	RCFD2166	0	6.a.

b. Repossessed personal property (including vehicles)	RCFD1578	0	6.b.

c. Derivatives with a positive fair value held for purposes other than trading	RCFDC010	0	6.c.

d. FDIC loss-sharing indemnification assets	RCFDJ448	0	6.d.

e. Computer software	RCFDFT33	0	6.e.

f. Accounts receivable	RCFDFT34	0	6.f.

g. Receivables from foreclosed government-guaranteed mortgage loans	RCFDFT35	0	6.g.

h. Disclose component and the dollar amount of that component:			6.h.

1. Describe component	TEXT3549		6.h.1.

2. Amount of component	RCFD3549	0	6.h.2.

i. Disclose component and the dollar amount of that component:			6.i.

1. Describe component	TEXT3550	Click here for value	6.i.1.

2. Amount of component	RCFD3550	1,119,659	6.i.2.

j. Disclose component and the dollar amount of that component:			6.j.

1. Describe component	TEXT3551		6.j.1.

2. Amount of component	RCFD3551	0	6.j.2.

7. Total (sum of items 1 through 6) (must equal Schedule RC, item 11)	RCFD2160	6,011,601	7.

(TEXT3550) Cash Collateral

1.	Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.

2.	See discussion of deferred income taxes in Glossary entry on “income taxes.”

3.	Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

4.	Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers’ bank stock.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 34

Schedule RC-G - Other Liabilities

Dollar amounts in thousands

1. Not available			1.

a. Interest accrued and unpaid on deposits in domestic offices[5]	RCON3645	181,994	1.a.

b. Other expenses accrued and unpaid (includes accrued income taxes payable)	RCFD3646	1,056,103	1.b.

2. Net deferred tax liabilities[2]	RCFD3049	0	2.

3. Allowance for credit losses on off-balance sheet credit exposures	RCFDB557	95,982	3.

4. All other liabilities (itemize and describe amounts greater than $100,000 that exceed 25 percent of this item)	RCFD2938	1,311,110	4.

a. Accounts payable	RCFD3066	339,702	4.a.

b. Deferred compensation liabilities	RCFDC011	0	4.b.

c. Dividends declared but not yet payable	RCFD2932	0	4.c.

d. Derivatives with a negative fair value held for purposes other than trading	RCFDC012	0	4.d.

e. Disclose component and the dollar amount of that component:			4.e.

1. Describe component	TEXT3552		4.e.1.

2. Amount of component	RCFD3552	0	4.e.2.

f. Disclose component and the dollar amount of that component:			4.f.

1. Describe component	TEXT3553		4.f.1.

2. Amount of component	RCFD3553	0	4.f.2.

g. Disclose component and the dollar amount of that component:			4.g.

1. Describe component	TEXT3554		4.g.1.

2. Amount of component	RCFD3554	0	4.g.2.

5. Total	RCFD2930	2,645,189	5.

5.	For savings banks, include “dividends” accrued and unpaid on deposits.

2.	See discussion of deferred income taxes in Glossary entry on “income taxes.”

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 35

Schedule RC-H - Selected Balance Sheet Items for Domestic Offices

To be completed only by banks with foreign offices.

Dollar amounts in thousands

1. Not applicable			1.

2. Not applicable			2.

3. Securities purchased under agreements to resell	RCONB989	10,168,317	3.

4. Securities sold under agreements to repurchase	RCONB995	1,525,508	4.

5. Other borrowed money	RCON3190	8,019,688	5.

EITHER	RCON2163	0	6.

6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs

OR	RCON2941	4,781,263	7.

7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs 8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON2192	168,096,314	8.

9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and IBFs)	RCON3129	139,604,152	9.

Dollar amounts in thousands	(Column A) Amortized Cost of Held-to-Maturity Securities		(Column B) Fair Value of Available-for-Sale Securities

10. U.S. Treasury securities	RCON0211	0	RCON1287	13,290,167	10.

11. U.S. Government agency obligations (exclude mortgage-backed securities)	RCON8492	0	RCON8495	3,169,203	11.

12. Securities issued by states and political subdivisions in the U.S	RCON8496	8,483	RCON8499	0	12.

13. Mortgage-backed securities (MBS):					13.

a. Mortgage pass-through securities:					13.a.

1. Issued or guaranteed by FNMA, FHLMC, or GNMA	RCONG389	3,913,245	RCONG390	9,665,325	13.a.1.

2. Other mortgage pass-through securities	RCON1709	0	RCON1713	119	13.a.2.

b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):					13.b.

1. Issued or guaranteed by U.S. Government agencies or sponsored agencies[1]	RCONG393	9,717,052	RCONG394	1,768,214	13.b.1.

2. All other mortgage-backed securities	RCON1733	2,285	RCON1736	0	13.b.2.

14. Other domestic debt securities (include domestic structured financial products and domestic asset-backed securities)	RCONG397	0	RCONG398	149,363	14.

15. Other foreign debt securities (include foreign structured financial products and foreign asset-backed securities)	RCONG399	0	RCONG400	3,332,337	15.

16. Investments in mutual funds and other equity securities with readily determinable fair values[2]			RCONA511	NR	16.

17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16)	RCON1754	13,641,065	RCON1773	31,374,728	17.

Dollar amounts in thousands

18. Equity investments not held for trading:			18.

a. Equity securities with readily determinable fair values[3]	RCONJA22	182,991	18.a.

b. Equity investments without readily determinable fair values	RCON1752	883,246	18.b.

Items 19, 20 and 21 are to be completed by banks that reported total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes.	RCON3545	22,043,531	19.

19. Total trading assets 20. Total trading liabilities	RCON3548	3,641,576	20.

21. Total loans held for trading	RCONHT71	62,502	21.

tem 22 is to be completed by banks that: (1) have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or (2) are required to complete Schedule RC-D, Trading Assets and Liabilities.	RCONJF75	46,841	22.

22. Total amount of fair value option loans held for investment and held for sale

1.

U.S. Government agencies include, but are not limited to, such agencies as the Government National Mortgage Association (GNMA), the Federal Deposit Insurance Corporation (FDIC), and the National Credit Union Administration (NCUA). U.S. Government-sponsored agencies include, but are not limited to, such agencies as the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA).

2.

Item 16 is to be completed only by institutions that have not adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities. See the instructions for further detail on ASU 2016-01.

3.	Item 18.a is to be completed only by institutions that have adopted ASU 2016-01. See the instructions for further detail on ASU 2016-01.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 36

Schedule RC-I - Assets and Liabilities of IBFs

To be completed only by banks with IBFs and other “foreign” offices.

Dollar amounts in thousands

1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)	RCFN2133	163,979	1.

2. Total IBF liabilities (component of Schedule RC, item 21)	RCFN2898	6,001,470	2.

Schedule RC-K - Quarterly Averages

Dollar amounts in thousands

1. Interest-bearing balances due from depository institutions	RCFD3381	18,814,281	1.

2. U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage-backed securities)[2]	RCFDB558	17,208,148	2.

3. Mortgage-backed securities[2]	RCFDB559	26,560,539	3.

4. All other debt securities and equity securities with readily determinable fair values not held for trading purposes	RCFDB560	3,199,626	4.

5. Federal funds sold and securities purchased under agreements to resell	RCFD3365	5,544,765	5.

6. Loans:			6.

a. Loans in domestic offices:			6.a.

1. Total loans	RCON3360	66,046,568	6.a.1.

2. Loans secured by real estate:			6.a.2.

a. Loans secured by 1-4 family residential properties	RCON3465	18,531,717	6.a.2.a.

b. All other loans secured by real estate	RCON3466	11,510,196	6.a.2.b.

3. Loans to finance agricultural production and other loans to farmers	RCON3386	225,796	6.a.3.

4. Commercial and industrial loans	RCON3387	25,852,455	6.a.4.

5. Loans to individuals for household, family, and other personal expenditures:			6.a.5.

a. Credit cards	RCONB561	957,727	6.a.5.a.

b. Other (includes revolving credit plans other than credit cards, automobile loans, and other consumer loans)	RCONB562	226,340	6.a.5.b.

b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs	RCFN3360	305,019	6.b.

Item 7 is to be completed by banks with total trading assets of $10 million or more in any of the four preceding calendar quarters and all banks meeting the FDIC’s definition of a large or highly complex institution for deposit insurance assessment purposes.	RCFD3401	22,859,252	7.

7. Trading assets

8. Lease financing receivables (net of unearned income)	RCFD3484	0	8.

9. Total assets[4]	RCFD3368	170,675,956	9.

10. Interest-bearing transaction accounts in domestic offices (interest-bearing demand deposits, NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)	RCON3485	15,335,574	10.

11. Nontransaction accounts in domestic offices:			11.

a. Savings deposits (includes MMDAs)	RCONB563	59,052,208	11.a.

b. Time deposits of $250,000 or less	RCONHK16	11,539,953	11.b.

c. Time deposits of more than $250,000	RCONHK17	21,290,259	11.c.

12. Interest-bearing deposits in foreign offices, EDGE and Agreement subsidiaries, and IBFs	RCFN3404	5,423,957	12.

13. Federal funds purchased and securities sold under agreements to repurchase	RCFD3353	3,122,062	13.

14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	RCFD3355	7,766,153	14.

2.	Quarterly averages for all debt securities should be based on amortized cost.

4.

The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 37

Schedule RC-L - Derivatives and Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

Dollar amounts in thousands

1. Unused commitments:			1.

a. Revolving, open-end lines secured by 1-4 family residential properties, i.e., home equity lines	RCFD3814	813,099	1.a.

Item 1.a.(1) is to be completed for the December report only. 1. Unused commitments for reverse mortgages outstanding that are held for investment in domestic offices	RCONHT72	0	1.a.1.

b. Credit card lines (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b)	RCFD3815	6,808,857	1.b.

Items 1.b.(1) and 1.b.(2) are to be completed by banks with either $300 million or more in total assets or $300 million or more in credit card lines. (Sum of items 1.b.(1) and 1.b.(2) must equal item 1.b) Items 1.b.(1) and 1.b.(2) are to be completed semiannually in the June and December reports only. 1. Unused consumer credit card lines	RCFDJ455	5,908,445	1.b.1.

2. Other unused credit card lines	RCFDJ456	900,412	1.b.2.

c. Commitments to fund commercial real estate, construction, and land development loans:			1.c.

1. Secured by real estate:			1.c.1.

a. 1-4 family residential construction loan commitments	RCFDF164	0	1.c.1.a.

b. Commercial real estate, other construction loan, and land development loan commitments	RCFDF165	1,989,066	1.c.1.b.

2. Not secured by real estate	RCFD6550	597,435	1.c.2.

d. Securities underwriting	RCFD3817	0	1.d.

e. Other unused commitments:			1.e.

1. Commercial and industrial loans	RCFDJ457	67,459,177	1.e.1.

2. Loans to financial institutions	RCFDJ458	14,874,980	1.e.2.

3. All other unused commitments	RCFDJ459	2,643,101	1.e.3.

2. Financial standby letters of credit and foreign office guarantees	RCFD3819	5,561,141	2.

Item 2.a is to be completed by banks with $1 billion or more in total assets. a. Amount of financial standby letters of credit conveyed to others	RCFD3820	259,970	2.a.

3. Performance standby letters of credit and foreign office guarantees	RCFD3821	3,778,546	3.

Item 3.a is to be completed by banks with $1 billion or more in total assets. a. Amount of performance standby letters of credit conveyed to others	RCFD3822	108,198	3.a.

4. Commercial and similar letters of credit	RCFD3411	217,277	4.

5. Not applicable			5.

6. Securities lent and borrowed:			6.

a. Securities lent (including customers’ securities lent where the customer is indemnified against loss by the reporting bank)	RCFD3433	0	6.a.

b. Securities borrowed	RCFD3432	0	6.b.

Dollar amounts in thousands	(Column A) Sold Protection		(Column B) Purchased Protection

7. Credit derivatives:					7.

a. Notional amounts:					7.a.

1. Credit default swaps	RCFDC968	43,846,755	RCFDC969	45,764,726	7.a.1.

2. Total return swaps	RCFDC970	1,537,364	RCFDC971	6,149,686	7.a.2.

3. Credit options	RCFDC972	0	RCFDC973	0	7.a.3.

4. Other credit derivatives	RCFDC974	0	RCFDC975	0	7.a.4.

b. Gross fair values:					7.b.

1. Gross positive fair value	RCFDC219	166,770	RCFDC221	803,574	7.b.1.

2. Gross negative fair value	RCFDC220	756,418	RCFDC222	222,026	7.b.2.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 38

Dollar amounts in thousands

c. Notional amounts by regulatory capital treatment:[1]			7.c.

1. Positions covered under the Market Risk Rule:			7.c.1.

a. Sold protection	RCFDG401	44,174,412	7.c.1.a.

b. Purchased protection	RCFDG402	47,027,874	7.c.1.b.

2. All other positions:			7.c.2.

a. Sold protection	RCFDG403	1,209,707	7.c.2.a.

b. Purchased protection that is recognized as a guarantee for regulatory capital purposes	RCFDG404	1,093,000	7.c.2.b.

c. Purchased protection that is not recognized as a guarantee for regulatory capital purposes	RCFDG405	3,793,538	7.c.2.c.

Dollar amounts in thousands	(Column A) Remaining Maturity of One Year or Less		(Column B) Remaining Maturity of Over One Year Through Five Years		(Column C) Remaining Maturity of Over Five Years

d. Notional amounts by remaining maturity:							7.d.

1. Sold credit protection:[2]							7.d.1.

a. Investment grade	RCFDG406	4,373,739	RCFDG407	17,532,607	RCFDG408	500,115	7.d.1.a.

b. Subinvestment grade	RCFDG409	3,625,634	RCFDG410	18,385,903	RCFDG411	966,121	7.d.1.b.

2. Purchased credit protection:[3]							7.d.2.

a. Investment grade	RCFDG412	6,196,587	RCFDG413	17,956,529	RCFDG414	782,817	7.d.2.a.

b. Subinvestment grade	RCFDG415	4,242,736	RCFDG416	18,944,020	RCFDG417	3,791,723	7.d.2.b.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 39

Dollar amounts in thousands

8. Spot foreign exchange contracts	RCFD8765	31,084,305	8.

9. All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCFD3430	0	9.

a. Not applicable			9.a.

b. Commitments to purchase when-issued securities	RCFD3434	0	9.b.

c. Standby letters of credit issued by another party (e.g., a Federal Home Loan Bank) on the bank’s behalf	RCFDC978	0	9.c.

d. Disclose component and the dollar amount of that component:			9.d.

1. Describe component	TEXT3555		9.d.1.

2. Amount of component	RCFD3555	0	9.d.2.

e. Disclose component and the dollar amount of that component:			9.e.

1. Describe component	TEXT3556		9.e.1.

2. Amount of component	RCFD3556	0	9.e.2.

f. Disclose component and the dollar amount of that component:			9.f.

(TEXT3557)	RCFD3557	0	9.f.1.

10. All other off-balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 27.a, “Total bank equity capital”)	RCFD5591	0	10.

a. Commitments to sell when-issued securities	RCFD3435	0	10.a.

b. Disclose component and the dollar amount of that component:			10.b.

1. Describe component	TEXT5592		10.b.1.

2. Amount of component	RCFD5592	0	10.b.2.

c. Disclose component and the dollar amount of that component:			10.c.

1. Describe component	TEXT5593		10.c.1.

2. Amount of component	RCFD5593	0	10.c.2.

d. Disclose component and the dollar amount of that component:			10.d.

1. Describe component	TEXT5594		10.d.1.

2. Amount of component	RCFD5594	0	10.d.2.

e. Disclose component and the dollar amount of that component:			10.e.

1. Describe component	TEXT5595		10.e.1.

2. Amount of component	RCFD5595	0	10.e.2.

Items 11.a and 11.b are to be completed semiannually in the June and December reports only.			11.

11. Year-to-date merchant credit card sales volume:

a. Sales for which the reporting bank is the acquiring bank	RCFDC223	0	11.a.

b. Sales for which the reporting bank is the agent bank with risk	RCFDC224	0	11.b.

1.

Sum of items 7.c.(1)(a) and 7.c.(2)(a), must equal sum of items 7.a.(1) through (4), column A. Sum of items 7.c.(1)(b), 7.c.(2)(b), and 7.c.(2)(c) must equal sum of items 7.a.(1) through (4), column B.

2.	Sum of items 7.d.(1)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column A.

3.	Sum of items 7.d.(2)(a) and (b), columns A through C, must equal sum of items 7.a.(1) through (4), column B.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 40

Dollar amounts in thousands	(Column A) Interest Rate Contracts		(Column B) Foreign Exchange Contracts		(Column C) Equity Derivative Contracts		(Column D) Commodity and Other Contracts

12. Gross amounts (e.g., notional amounts):									12.

a. Futures contracts	RCFD8693	94,983,343	RCFD8694	5,136,184	RCFD8695	0	RCFD8696	2,145,479	12.a.

b. Forward contracts	RCFD8697	692,065,532	RCFD8698	336,343,032	RCFD8699	0	RCFD8700	30,024,735	12.b.

c. Exchange-traded option contracts:									12.c.

1. Written options	RCFD8701	1,662,514	RCFD8702	0	RCFD8703	0	RCFD8704	0	12.c.1.

2. Purchased options	RCFD8705	2,302,237	RCFD8706	0	RCFD8707	0	RCFD8708	0	12.c.2.

d. Over-the-counter option contracts:									12.d.

1. Written options	RCFD8709	104,346,263	RCFD8710	30,561,467	RCFD8711	28,414,006	RCFD8712	177,235	12.d.1.

2. Purchased options	RCFD8713	105,279,526	RCFD8714	31,013,132	RCFD8715	31,806,209	RCFD8716	479,661	12.d.2.

e. Swaps	RCFD3450	3,200,520,641	RCFD3826	710,608,733	RCFD8719	9,157,568	RCFD8720	0	12.e.

13. Total gross notional amount of derivative contracts held for trading	RCFDA126	4,180,043,583	RCFDA127	1,113,196,545	RCFD8723	65,981,279	RCFD8724	32,827,110	13.

14. Total gross notional amount of derivative contracts held for purposes other than trading	RCFD8725	21,116,473	RCFD8726	466,003	RCFD8727	3,396,504	RCFD8728	0	14.

a. Interest rate swaps where the bank has agreed to pay a fixed rate	RCFDA589	8,307,500							14.a.

15. Gross fair values of derivative contracts:									15.

a. Contracts held for trading:									15.a.

1. Gross positive fair value	RCFD8733	10,192,169	RCFD8734	17,054,294	RCFD8735	2,058,118	RCFD8736	912,350	15.a.1.

2. Gross negative fair value	RCFD8737	11,536,952	RCFD8738	16,731,320	RCFD8739	2,082,303	RCFD8740	632,110	15.a.2.

b. Contracts held for purposes other than trading:									15.b.

1. Gross positive fair value	RCFD8741	788,352	RCFD8742	13,189	RCFD8743	69,096	RCFD8744	0	15.b.1.

2. Gross negative fair value	RCFD8745	726,308	RCFD8746	1,049	RCFD8747	160,007	RCFD8748	0	15.b.2.

Dollar amounts in thousands	(Column A) Banks and Securities Firms	(Column B)	(Column C) Hedge Funds	(Column D) Sovereign Governments	(Column E) Corporations and All Other Counterparties

16. Over-the counter derivatives:						16.

a. Net current credit exposure	RCFDG418 2,087,258		RCFDG420 62,328	RCFDG421 330,844	RCFDG422 3,385,166	16.a.

b. Fair value of collateral:						16.b.

1. Cash - U.S. dollar	RCFDG423 2,028,404		RCFDG425 142,815	RCFDG426 0	RCFDG427 561,906	16.b.1.

2. Cash - Other currencies	RCFDG428 354,603		RCFDG430 33,816	RCFDG431 266,107	RCFDG432 64,932	16.b.2.

3. U.S. Treasury securities	RCFDG433 159,898		RCFDG435 95,877	RCFDG436 0	RCFDG437 238,777	16.b.3.

4. U.S. Government agency and U.S. Government-sponsored agency debt securities	RCFDG438 0		RCFDG440 0	RCFDG441 3,075	RCFDG442 91,851	16.b.4.

5. Corporate bonds	RCFDG443 0		RCFDG445 0	RCFDG446 0	RCFDG447 31,482	16.b.5.

6. Equity securities	RCFDG448 0		RCFDG450 0	RCFDG451 0	RCFDG452 0	16.b.6.

7. All other collateral	RCFDG453 1,446,539		RCFDG455 0	RCFDG456 0	RCFDG457 545,552	16.b.7.

8. Total fair value of collateral (sum of items 16.b.(1) through (7))	RCFDG458 3,989,444		RCFDG460 272,508	RCFDG461 269,182	RCFDG462 1,534,500	16.b.8.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 41

Schedule RC-M - Memoranda

Dollar amounts in thousands
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:			1.

a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests	RCFD6164	8,094	1.a.

b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in agency regulations	RCFD6165	4	1.b.

2. Intangible assets:			2.

a. Mortgage servicing assets	RCFD3164	241	2.a.

1. Estimated fair value of mortgage servicing assets	RCFDA590	241	2.a.1.

b. Goodwill	RCFD3163	1,606,655	2.b.

c. All other intangible assets	RCFDJF76	21,120	2.c.

d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10)	RCFD2143	1,628,016	2.d.

3. Other real estate owned:			3.

a. Construction, land development, and other land in domestic offices	RCON5508	0	3.a.

b. Farmland in domestic offices	RCON5509	0	3.b.

c. 1-4 family residential properties in domestic offices	RCON5510	12,017	3.c.

d. Multifamily (5 or more) residential properties in domestic offices	RCON5511	0	3.d.

e. Nonfarm nonresidential properties in domestic offices	RCON5512	0	3.e.

f. In foreign offices	RCFN5513	0	3.f.

g. Total (sum of items 3.a through 3.g) (must equal Schedule RC, item 7)	RCFD2150	12,017	3.g.

4. Cost of equity securities with readily determinable fair values not held for trading[5]	RCFDJA29	NR	4.

5. Other borrowed money:			5.

a. Federal Home Loan Bank advances:			5.a.

1. Advances with a remaining maturity or next repricing date of:[1]			5.a.1.

a. One year or less	RCFDF055	2,100,000	5.a.1.a.

b. Over one year through three years	RCFDF056	0	5.a.1.b.

c. Over three years through five years	RCFDF057	0	5.a.1.c.

d. Over five years	RCFDF058	0	5.a.1.d.

2. Advances with a remaining maturity of one year or less (included in item 5.a.(1)(a) above)[2]	RCFD2651	1,100,000	5.a.2.

3. Structured advances (included in items 5.a.(1)(a) - (d) above)	RCFDF059	0	5.a.3.

b. Other borrowings:			5.b.

1. Other borrowings with a remaining maturity of next repricing date of:[3]			5.b.1.

a. One year or less	RCFDF060	5,919,688	5.b.1.a.

b. Over one year through three years	RCFDF061	0	5.b.1.b.

c. Over three years through five years	RCFDF062	0	5.b.1.c.

d. Over five years	RCFDF063	0	5.b.1.d.

2. Other borrowings with a remaining maturity of one year or less (included in item 5.b.(1)(a) above)[4]	RCFDB571	753,906	5.b.2.

c. Total (sum of items 5.a.(1)(a)-(d) and items 5.b.(1)(a)-(d)) (must equal Schedule RC, item 16)	RCFD3190	8,019,688	5.c.

6. Does the reporting bank sell private label or third party mutual funds and annuities?	RCFDB569	Yes	6.

7. Assets under the reporting bank’s management in proprietary mutual funds and annuities	RCFDB570	14,430,810	7.

8. Internet Web site addresses and physical office trade names:			8.

a. Uniform Resource Locator (URL) of the reporting institution’s primary Internet Web site (home page), if any (Example: www.examplebank.com):	TEXT4087	Click here for value	8.a.

5.

Item 4 is to be completed only by insured state banks that have adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities, and have been approved to hold grandfathered equity investments. See instructions for further detail on ASU 2016-01.

1.	Report fixed-rate advances by remaining maturity and floating-rate advances by next repricing date.
2.	Report both fixed- and floating-rate advances by remaining maturity. Exclude floating-rate advances with a next repricing date of one year or less that have a remaining maturity of over one year.
3.	Report fixed-rate other borrowings by remaining maturity and floating-rate other borrowings by next repricing date.
4.

Report both fixed- and floating-rate other borrowings by remaining maturity. Exclude floating rate other borrowings with a next repricing date of one year or less that have a remaining maturity of over one year.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 42

Dollar amounts in thousands
b. URLs of all other public-facing Internet Web sites that the reporting institution uses to accept or solicit deposits from the public, if any (Example: www.examplebank.biz):[1]			8.b.

1. URL 1	TE01N528	NR	8.b.1.

2. URL 2	TE02N528	NR	8.b.2.

3. URL 3	TE03N528	NR	8.b.3.

4. URL 4	TE04N528	NR	8.b.4.

5. URL 5	TE05N528	NR	8.b.5.

6. URL 6	TE06N528	NR	8.b.6.

7. URL 7	TE07N528	NR	8.b.7.

8. URL 8	TE08N528	NR	8.b.8.

9. URL 9	TE09N528	NR	8.b.9.

10. URL 10	TE10N528	NR	8.b.10.

c. Trade names other than the reporting institution’s legal title used to identify one or more of the institution’s physical offices at which deposits are accepted or solicited from the public, if any:

			8.c.

1. Trade name 1	TE01N529	NR	8.c.1.

2. Trade name 2	TE02N529	NR	8.c.2.

3. Trade name 3	TE03N529	NR	8.c.3.

4. Trade name 4	TE04N529	NR	8.c.4.

5. Trade name 5	TE05N529	NR	8.c.5.

6. Trade name 6	TE06N529	NR	8.c.6.

Item 9 is to be completed annually in the December report only. 9. Do any of the bank’s Internet Web sites have transactional capability, i.e., allow the bank’s customers to execute transactions on their accounts through the Web site?	RCFD4088	Yes	9.

10. Secured liabilities:			10.

a. Amount of “Federal funds purchased in domestic offices” that are secured (included in Schedule RC, item 14.a)	RCONF064	0	10.a.

b. Amount of “Other borrowings” that are secured (included in Schedule RC-M, items 5.b.(1)(a) - (d))	RCFDF065	0	10.b.

11. Does the bank act as trustee or custodian for Individual Retirement Accounts, Health Savings Accounts, and other similar accounts?	RCONG463	Yes	11.

12. Does the bank provide custody, safekeeping, or other services involving the acceptance of orders for the sale or purchase of securities?	RCONG464	Yes	12.

13. Assets covered by loss-sharing agreements with the FDIC:			13.

a. Loans and leases (included in Schedule RC, items 4.a and 4.b):			13.a.

1. Loans secured by real estate in domestic offices:			13.a.1.

a. Construction, land development, and other land loans:			13.a.1.a.

1. 1-4 family residential construction loans	RCONK169	0	13.a.1.a.1.

2. Other construction loans and all land development and other land loans	RCONK170	0	13.a.1.a.2.

b. Secured by farmland	RCONK171	0	13.a.1.b.

c. Secured by 1-4 family residential properties:			13.a.1.c.

1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK172	0	13.a.1.c.1.

2. Closed-end loans secured by 1-4 family residential properties:			13.a.1.c.2.

a. Secured by first liens	RCONK173	0	13.a.1.c.2.a.

b. Secured by junior liens	RCONK174	0	13.a.1.c.2.b.

d. Secured by multifamily (5 or more) residential properties	RCONK175	0	13.a.1.d.

e. Secured by nonfarm nonresidential properties:			13.a.1.e.

1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK176	0	13.a.1.e.1.

2. Loans secured by other nonfarm nonresidential properties	RCONK177	0	13.a.1.e.2.

2. Not applicable			13.a.2.

3. Not applicable			13.a.3.

4. Not applicable			13.a.4.

5. All other loans and all leases	RCFDK183	0	13.a.5.

1.

Report only highest level URLs (for example, report www.examplebank.biz, but do not also report www.examplebank.biz/checking). Report each top level domain name used (for example, report both www.examplebank.biz and www.examplebank.net).

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 43

Dollar amounts in thousands

b. Other real estate owned (included in Schedule RC, item 7):			13.b.

1. Construction, land development, and other land in domestic offices	RCONK187	0	13.b.1.

2. Farmland in domestic offices	RCONK188	0	13.b.2.

3. 1-4 family residential properties in domestic offices	RCONK189	0	13.b.3.

4. Multifamily (5 or more) residential properties in domestic offices	RCONK190	0	13.b.4.

5. Nonfarm nonresidential properties in domestic offices	RCONK191	0	13.b.5.

6. In foreign offices	RCFNK260	0	13.b.6.

7. Portion of covered other real estate owned included in items 13.b.(1) through (6) above that is protected by FDIC loss-sharing agreements	RCFDK192	0	13.b.7.

c. Debt securities (included in Schedule RC, items 2.a and 2.b)	RCFDJ461	0	13.c.

d. Other assets (exclude FDIC loss-sharing indemnification assets)	RCFDJ462	0	13.d.

Items 14.a and 14.b are to be completed annually in the December report only. 14. Captive insurance and reinsurance subsidiaries:			14.

a. Total assets of captive insurance subsidiaries[2]	RCFDK193	0	14.a.

b. Total assets of captive reinsurance subsidiaries[2]	RCFDK194	0	14.b.

Item 15 is to be completed by institutions that are required or have elected to be treated as a Qualified Thrift Lender. 15. Qualified Thrift Lender (QTL) test:			15.

a. Does the institution use the Home Owners’ Loan Act (HOLA) QTL test or the Internal Revenue Service Domestic Building and Loan Association (IRS DBLA) test to determine its QTL compliance? (for the HOLA QTL test, enter 1; for the IRS DBLA test, enter 2)

	RCONL133	NR	15.a.

b. Has the institution been in compliance with the HOLA QTL test as of each month end during the quarter or the IRS DBLA test for its most recent taxable year, as applicable?	RCONL135	NR	15.b.

Item 16.a and, if appropriate, items 16.c and 16.d are to be completed semiannually in the June and December reports only. Item 16.b is to be completed annually in the June report only. 16. International remittance transfers offered to consumers:			16.

a. As of the report date, did your institution offer to consumers in any state any of the following mechanisms for sending international remittance transfers?			16.a.

1. International wire transfers	RCONN517	Yes	16.a.1.

2. International ACH transactions	RCONN518	No	16.a.2.

3. Other proprietary services operated by your institution	RCONN519	No	16.a.3.

4. Other proprietary services operated by another party	RCONN520	No	16.a.4.

b. Did your institution provide more than 100 international remittance transfers in the previous calendar year or does your institution estimate that it will provide more than 100 international remittance transfers in the current calendar year?

	RCONN521	NR	16.b.

Items 16.c and 16.d are to be completed by institutions that answered “Yes” to item 16.b in the current report or, if item 16.b is not required to be completed in the current report, in the most recent prior report in which item 16.b was required to be completed.

c. Indicate which of the mechanisms described in items 16.a.(1), (2), and (3) above is the mechanism that your institution estimates accounted for the largest number of international remittance transfers your institution provided during the two calendar quarters ending on the report date. (For international wire transfers, enter 1; for international ACH transactions, enter 2; for other proprietary services operated by your institution, enter 3. If your institution did not provide any international remittance transfers using the mechanisms described in items 16.a.(1), (2), and (3) above during the two calendar quarters ending on the report date, enter 0.)

	RCONN522	1	16.c.

d. Estimated number and dollar value of international remittance transfers provided by your institution during the two calendar quarters ending on the report date:			16.d.

1. Estimated number of international remittance transfers	RCONN523	92486	16.d.1.

2. Estimated dollar value of international remittance transfers	RCONN524	1,440,890	16.d.2.

3. Estimated number of international remittance transfers for which your institution applied the temporary exception	RCONN527	5391	16.d.3.

(TEXT4087) www.banking.us.hsbc.com

2.	Report total assets before eliminating intercompany transactions between the consolidated insurance or reinsurance subsidiary and other offices or consolidated subsidiaries of the reporting bank.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 44

Schedule RC-N - Past Due and Nonaccrual Loans Leases and Other Assets

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual

1. Loans secured by real estate:							1.

a. Construction, land development, and other land loans in domestic offices:							1.a.

1. 1-4 family residential construction loans	RCONF172	0	RCONF174	0	RCONF176	0	1.a.1.

2. Other construction loans and all land development and other land loans	RCONF173	70,748	RCONF175	0	RCONF177	0	1.a.2.

b. Secured by farmland in domestic offices	RCON3493	0	RCON3494	0	RCON3495	0	1.b.

c. Secured by 1-4 family residential properties in domestic offices:							1.c.

1. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCON5398	9,872	RCON5399	0	RCON5400	46,284	1.c.1.

2. Closed-end loans secured by 1-4 family residential properties:							1.c.2.

a. Secured by first liens	RCONC236	413,443	RCONC237	0	RCONC229	341,783	1.c.2.a.

b. Secured by junior liens	RCONC238	1,340	RCONC239	0	RCONC230	8,342	1.c.2.b.

d. Secured by multifamily (5 or more) residential properties in domestic offices	RCON3499	14,475	RCON3500	0	RCON3501	0	1.d.

e. Secured by nonfarm nonresidential properties in domestic offices:							1.e.

1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONF178	5,040	RCONF180	0	RCONF182	4,694	1.e.1.

2. Loans secured by other nonfarm nonresidential properties	RCONF179	5,834	RCONF181	0	RCONF183	2,219	1.e.2.

f. In foreign offices	RCFNB572	0	RCFNB573	0	RCFNB574	0	1.f.

2. Loans to depository institutions and acceptances of other banks:							2.

a. To U.S. banks and other U.S. depository institutions	RCFD5377	0	RCFD5378	0	RCFD5379	0	2.a.

b. To foreign banks	RCFD5380	0	RCFD5381	0	RCFD5382	0	2.b.

3. Loans to finance agricultural production and other loans to farmers	RCFD1594	0	RCFD1597	0	RCFD1583	0	3.

4. Commercial and industrial loans:							4.

a. To U.S. addressees (domicile)	RCFD1251	53,016	RCFD1252	1,193	RCFD1253	114,320	4.a.

b. To non-U.S. addressees (domicile)	RCFD1254	0	RCFD1255	0	RCFD1256	20,472	4.b.

5. Loans to individuals for household, family, and other personal expenditures:							5.

a. Credit cards	RCFDB575	13,327	RCFDB576	14,160	RCFDB577	0	5.a.

b. Automobile loans	RCFDK213	0	RCFDK214	0	RCFDK215	0	5.b.

c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK216	5,705	RCFDK217	5,151	RCFDK218	0	5.c.

6. Loans to foreign governments and official institutions	RCFD5389	0	RCFD5390	0	RCFD5391	0	6.

7. All other loans	RCFD5459	24,911	RCFD5460	703	RCFD5461	494	7.

8. Lease financing receivables:							8.

a. Leases to individuals for household, family, and other personal expenditures	RCFDF166	0	RCFDF167	0	RCFDF168	0	8.a.

b. All other leases	RCFDF169	0	RCFDF170	0	RCFDF171	0	8.b.

9. Total loans and leases (sum of items 1 through 8.b)	RCFD1406	617,711	RCFD1407	21,207	RCFD1403	538,608	9.

10. Debt securities and other assets (exclude other real estate owned and other repossessed assets)	RCFD3505	0	RCFD3506	0	RCFD3507	0	10.

11. Loans and leases reported in items 1 through 8 above that are wholly or partially guaranteed by the U.S. Government, excluding loans and leases covered by loss-sharing agreements with the FDIC:	RCFDK036	83,741	RCFDK037	3,482	RCFDK038	4,270	11.

a. Guaranteed portion of loans and leases included in item 11 above, excluding rebooked “GNMA loans”	RCFDK039	3,347	RCFDK040	3,378	RCFDK041	4,143	11.a.

b. Rebooked “GNMA loans” that have been repurchased or are eligible for repurchase included in item 11 above	RCFDK042	80,290	RCFDK043	0	RCFDK044	0	11.b.

12. Loans and leases reported in items 1 through 8 above that are covered by loss-sharing agreements with the FDIC:							12.

a. Loans secured by real estate in domestic offices:							12.a.

1. Construction, land development, and other land loans:							12.a.1.

a. 1-4 family residential construction loans	RCONK045	0	RCONK046	0	RCONK047	0	12.a.1.a.

b. Other construction loans and all land development and other land loans	RCONK048	0	RCONK049	0	RCONK050	0	12.a.1.b.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 45

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual

2. Secured by farmland	RCONK051	0	RCONK052	0	RCONK053	0	12.a.2.

3. Secured by 1-4 family residential properties:							12.a.3.

a. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCONK054	0	RCONK055	0	RCONK056	0	12.a.3.a.

b. Closed-end loans secured by 1-4 family residential properties:							12.a.3.b.

1. Secured by first liens	RCONK057	0	RCONK058	0	RCONK059	0	12.a.3.b.1.

2. Secured by junior liens	RCONK060	0	RCONK061	0	RCONK062	0	12.a.3.b.2.

4. Secured by multifamily (5 or more) residential properties	RCONK063	0	RCONK064	0	RCONK065	0	12.a.4.

5. Secured by nonfarm nonresidential properties:							12.a.5.

a. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK066	0	RCONK067	0	RCONK068	0	12.a.5.a.

b. Loans secured by other nonfarm nonresidential properties	RCONK069	0	RCONK070	0	RCONK071	0	12.a.5.b.

b. Not applicable							12.b.

c. Not applicable							12.c.

d. Not applicable							12.d.

e. All other loans and all leases	RCFDK087	0	RCFDK088	0	RCFDK089	0	12.e.

f. Portion of covered loans and leases included in items 12.a through 12.e above that is protected by FDIC loss-sharing agreements	RCFDK102	0	RCFDK103	0	RCFDK104	0	12.f.

1. Loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above (and not reported in Schedule RC-C, Part 1, Memorandum item 1):							M.1.

a. Construction, land development, and other land loans in domestic offices:							M.1.a.

1. 1-4 family residential construction loans	RCONK105	0	RCONK106	0	RCONK107	0	M.1.a.1.

2. Other construction loans and all land development and other land loans	RCONK108	0	RCONK109	0	RCONK110	0	M.1.a.2.

b. Loans secured by 1-4 family residential properties in domestic offices	RCONF661	97,190	RCONF662	0	RCONF663	103,767	M.1.b.

c. Secured by multifamily (5 or more) residential properties in domestic offices	RCONK111	0	RCONK112	0	RCONK113	0	M.1.c.

d. Secured by nonfarm nonresidential properties in domestic offices:							M.1.d.

1. Loans secured by owner-occupied nonfarm nonresidential properties	RCONK114	0	RCONK115	0	RCONK116	0	M.1.d.1.

2. Loans secured by other nonfarm nonresidential properties	RCONK117	0	RCONK118	0	RCONK119	0	M.1.d.2.

e. Commercial and industrial loans:							M.1.e.

1. To U.S. addressees (domicile)	RCFDK120	0	RCFDK121	0	RCFDK122	80,021	M.1.e.1.

2. To non-U.S. addressees (domicile)	RCFDK123	0	RCFDK124	0	RCFDK125	0	M.1.e.2.

f. All other loans (include loans to individuals for household, family, and other personal expenditures)	RCFDK126	248	RCFDK127	153	RCFDK128	0	M.1.f.

Itemize loan categories included in Memorandum item 1.f, above that exceed 10 percent of total loans restructured in troubled debt restructurings that are past due 30 days or more or in nonaccrual status (sum of Memorandum items 1.a through 1.f, columns A through C): 1. Loans secured by farmland in domestic offices	RCONK130	0	RCONK131	0	RCONK132	0	M.1.f.1.

2. Not applicable							M.1.f.2.

3. Loans to finance agricultural production and other loans to farmers	RCFDK138	0	RCFDK139	0	RCFDK140	0	M.1.f.3.

4. Loans to individuals for household, family, and other personal expenditures:							M.1.f.4.

a. Credit cards	RCFDK274	0	RCFDK275	153	RCFDK276	0	M.1f.4.a.

b. Automobile loans	RCFDK277	0	RCFDK278	0	RCFDK279	0	M.1f.4.b.

c. Other (includes revolving credit plans other than credit cards and other consumer loans)	RCFDK280	0	RCFDK281	0	RCFDK282	0	M.1f.4.c.

g. Total loans restructured in troubled debt restructurings included in Schedule RC-N, items 1 through 7, above and not reported in Schedule RC-C, Part I, Memorandum item 1 (sum of items Memorandum item 1.a.(1) through Memorandum item 1.f)	RCFDHK26	97,438	RCFDHK27	153	RCFDHK28	183,788	M.1.g.

2. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-N, items 4 and 7, above	RCFD6558	0	RCFD6559	0	RCFD6560	0	M.2.

3. Loans secured by real estate to non-U.S. addressees (domicile) (included in Schedule RC-N, item 1, above)	RCFD1248	0	RCFD1249	0	RCFD1250	0	M.3.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 46

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual

4. Not applicable							M.4.

5. Loans and leases held for sale (included in Schedule RC-N, items 1 through 8, above)	RCFDC240	294	RCFDC241	0	RCFDC226	805	M.5.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days		(Column B) Past due 90 days or more

6. Derivative contracts: Fair value of amounts carried as assets	RCFD3529	0	RCFD3530	0	M.6.

Dollar amounts in thousands

Memorandum items 7, 8, 9.a, and 9.b are to be completed semiannually in the June and December reports only.

7. Additions to nonaccrual assets during the previous six months	RCFDC410	26,200	M.7.

8. Nonaccrual assets sold during the previous six months	RCFDC411	16,300	M.8.

Dollar amounts in thousands	(Column A) Past due 30 through 89 days and still accruing		(Column B) Past due 90 days or more and still accruing		(Column C) Nonaccrual

9. Purchased credit-impaired loans accounted for in accordance with FASB ASC 310-30 (former AICPA Stament of Position 03-3):							M.9.

a. Outstanding balance	RCFDL183	22,091	RCFDL184	0	RCFDL185	27,454	M.9.a.

b. Amount included in Schedule RC-N, items 1 through 7, above	RCFDL186	15,654	RCFDL187	0	RCFDL188	17,175	M.9.b.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 47

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments

All FDIC-insured depository institutions must complete items 1 through 9, 10, and 11, Memorandum item 1, and, if applicable, item 9.a, Memorandum items 2, 3, and 6 through 18 each quarter. Unless otherwise indicated, complete items 1 through 11 and Memorandum items 1 through 3 on an “unconsolidated single FDIC certificate number basis” (see instructions) and complete Memorandum items 6 through 18 on a fully consolidated basis.

Dollar amounts in thousands
1. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDF236	128,891,957	1.

2. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions (including foreign deposits)	RCFDF237	6,486,366	2.

3. Total foreign deposits, including interest accrued and unpaid thereon (included in item 2 above)	RCFNF234	6,486,366	3.

4. Average consolidated total assets for the calendar quarter	RCFDK652	170,675,956	4.

a. Averaging method used (for daily averaging, enter 1; for weekly averaging, enter 2)	RCFDK653	1	4.a.

5. Average tangible equity for the calendar quarter[1]	RCFDK654	21,756,923	5.

6. Holdings of long-term unsecured debt issued by other FDIC-insured depository institutions	RCFDK655	0	6.

7. Unsecured “Other borrowings” with a remaining maturity of (sum of items 7.a through 7.d must be less than or equal to Schedule RC-M, items 5.b.(1)(a)-(d) minus item 10.b):			7.

a. One year or less	RCFDG465	753,906	7.a.

b. Over one year through three years	RCFDG466	3,483,994	7.b.

c. Over three years through five years	RCFDG467	0	7.c.

d. Over five years	RCFDG468	1,681,788	7.d.

8. Subordinated notes and debentures with a remaining maturity of (sum of items 8.a through 8.d must equal Schedule RC, item 19):			8.

a. One year or less	RCFDG469	0	8.a.

b. Over one year through three years	RCFDG470	1,249,886	8.b.

c. Over three years through five years	RCFDG471	0	8.c.

d. Over five years	RCFDG472	2,677,767	8.d.

9. Reciprocal brokered deposits (included in Schedule RC-E, part I, Memorandum item 1.b)	RCONG803	0	9.

Item 9.a is to be completed on a fully consolidated basis by all institutions that own another insured depository institution.

a. Fully consolidated reciprocal brokered deposits	RCONL190	NR	9.a.

10. Banker’s bank certification: Does the reporting institution meet both the statutory definition of a banker’s bank and the business conduct test set forth in FDIC regulations? If the answer to item 10 is “YES,” complete items 10.a and 10.b	RCFDK656	No	10.

If the answer to item 10 is “YES,” complete items 10.a and 10.b.

a. Banker’s bank deduction	RCFDK657	NR	10.a.

b. Banker’s bank deduction limit	RCFDK658	NR	10.b.

11. Custodial bank certification: Does the reporting institution meet the definition of a custodial bank set forth in FDIC regulations? If the answer to item 11 is “YES,” complete items 11.a and 11.b	RCFDK659	Yes	11.

If the answer to item 11 is “YES,” complete items 11.a and 11.b.

a. Custodial bank deduction	RCFDK660	58,494,049	11.a.

b. Custodial bank deduction limit	RCFDK661	1,143,953	11.b.

1. Total deposit liabilities of the bank (including related interest accrued and unpaid) less allowable exclusions (including related interest accrued and unpaid) (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1), and 1.d.(1) must equal Schedule RC-O, item 1 less item 2):			M.1.

a. Deposit accounts (excluding retirement accounts) of $250,000 or less:[1]			M.1.a.

1. Amount of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF049	37,346,049	M.1.a.1.

2. Number of deposit accounts (excluding retirement accounts) of $250,000 or less	RCONF050	1317104	M.1.a.2.

b. Deposit accounts (excluding retirement accounts) of more than $250,000:[1]			M.1.b.

1. Amount of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF051	85,059,542	M.1.b.1.

2. Number of deposit accounts (excluding retirement accounts) of more than $250,000	RCONF052	31287	M.1.b.2.

c. Retirement deposit accounts of $250,000 or less:[1]			M.1.c.

1. Amount of retirement deposit accounts of $250,000 or less	RCONF045	0	M.1.c.1.

2. Number of retirement deposit accounts of $250,000 or less	RCONF046	0	M.1.c.2.

d. Retirement deposit accounts of more than $250,000:[1]			M.1.d.

1. Amount of retirement deposit accounts of more than $250,000	RCONF047	0	M.1.d.1.

1.

See instructions for averaging methods. For deposit insurance assessment purposes, tangible equity is defined as Tier 1 capital as set forth in the banking agencies’ regulatory capital standards and reported in Schedule RC-R, Part I, item 26, except as described in the instructions.

1.	The dollar amounts used as the basis for reporting in Memorandum items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 48

Dollar amounts in thousands
2. Number of retirement deposit accounts of more than $250,000	RCONF048	0	M.1.d.2.

Memorandum item 2 is to be completed by banks with $1 billion or more in total assets.	RCON5597	76,878,746	M.2.
2. Estimated amount of uninsured deposits in domestic offices of the bank and in insured branches in Puerto Rico and U.S. territories and possessions, including related interest accrued and unpaid (see instructions)[3]

3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank’s or parent savings association’s Call Report? If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:			M.3.

a. Legal title	TEXTA545	NR	M.3.a.

b. FDIC Certificate Number	RCONA545	0	M.3.b.

4. Dually payable deposits in the reporting institution’s foreign branches	RCFNGW43	0	M.4.

5. Not applicable			M.5.

Memorandum items 6 through 12 are to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations.			M.6.

6. Criticized and classified items:

a. Special mention	RCFDK663	CONF	M.6.a.

b. Substandard	RCFDK664	CONF	M.6.b.

c. Doubtful	RCFDK665	CONF	M.6.c.

d. Loss	RCFDK666	CONF	M.6.d.

7. “Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations:			M.7.

a. Nontraditional 1-4 family residential mortgage loans	RCFDN025	CONF	M.7.a.

b. Securitizations of nontraditional 1-4 family residential mortgage loans	RCFDN026	CONF	M.7.b.

8. “Higher-risk consumer loans” as defined for assessment purposes only in FDIC regulations:			M.8.

a. Higher-risk consumer loans	RCFDN027	CONF	M.8.a.

b. Securitizations of higher-risk consumer loans	RCFDN028	CONF	M.8.b.

9. “Higher-risk commercial and industrial loans and securities” as defined for assessment purposes only in FDIC regulations:			M.9.

a. Higher-risk commercial and industrial loans and securities	RCFDN029	CONF	M.9.a.

b. Securitizations of higher-risk commercial and industrial loans and securities	RCFDN030	CONF	M.9.b.

10. Commitments to fund construction, land development, and other land loans secured by real estate for the consolidated bank:			M.10.

a. Total unfunded commitments	RCFDK676	1,703,275	M.10.a.

b. Portion of unfunded commitments guaranteed or insured by the U.S. government (including the FDIC)	RCFDK677	0	M.10.b.

11. Amount of other real estate owned recoverable from the U.S. government under guarantee or insurance provisions (excluding FDIC loss-sharing agreements)	RCFDK669	0	M.11.

12. Nonbrokered time deposits of more than $250,000 in domestic offices (included in Schedule RC-E, Memorandum item 2.d)	RCONK678	18,568,624	M.12.

Memorandum item 13.a is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations. Memorandum items 13.b through 13.h are to be completed by “large institutions” only.			M.13.

13. Portion of funded loans and securities in domestic and foreign offices guaranteed or insured by the U.S. government (including FDIC loss-sharing agreements):

a. Construction, land development, and other land loans secured by real estate	RCFDN177	0	M.13.a.

b. Loans secured by multifamily residential and nonfarm nonresidential properties	RCFDN178	0	M.13.b.

c. Closed-end loans secured by first liens on 1-4 family residential properties	RCFDN179	324,331	M.13.c.

d. Closed-end loans secured by junior liens on 1-4 family residential properties and revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFDN180	0	M.13.d.

e. Commercial and industrial loans	RCFDN181	0	M.13.e.

f. Credit card loans to individuals for household, family, and other personal expenditures	RCFDN182	0	M.13.f.

g. All other loans to individuals for household, family, and other personal expenditures	RCFDN183	78,737	M.13.g.

h. Non-agency residential mortgage-backed securities	RCFDM963	0	M.13.h.

Memorandum items 14 and 15 are to be completed by “highly complex institutions” as defined in FDIC regulations.	RCFDK673	CONF	M.14.
14. Amount of the institution’s largest counterparty exposure

15. Total amount of the institution’s 20 largest counterparty exposures	RCFDK674	CONF	M.15.

Memorandum item 16 is to be completed by “large institutions” and “highly complex institutions” as defined in FDIC regulations.	RCFDL189	145,144	M.16.
16. Portion of loans restructured in troubled debt restructurings that are in compliance with their modified terms and are guaranteed or insured by the U.S. government (including the FDIC) (included in Schedule RC-C, part I, Memorandum item 1)

3.	Uninsured deposits should be estimated based on the deposit insurance limits set forth in Memorandum items 1.a through 1.d.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 49

Dollar amounts in thousands

Memorandum item 17 is to be completed on a fully consolidated basis by those “large institutions” and “highly complex institutions” as defined in FDIC regulations that own another insured depository institution.			M.17.

17. Selected fully consolidated data for deposit insurance assessment purposes:

a. Total deposit liabilities before exclusions (gross) as defined in Section 3(l) of the Federal Deposit Insurance Act and FDIC regulations	RCFDL194	NR	M.17.a.

b. Total allowable exclusions, including interest accrued and unpaid on allowable exclusions (including foreign deposits)	RCFDL195	NR	M.17.b.

c. Unsecured “Other borrowings” with a remaining maturity of one year or less	RCFDL196	NR	M.17.c.

d. Estimated amount of uninsured deposits in domestic offices of the institution and in insured branches in Puerto Rico and U.S. territories and possessions, including related interest accrued and unpaid

	RCONL197	NR	M.17.d.

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Dollar amounts in thousands	(Column A) Two-Year Probability of Default (PD) <= 1%	(Column B) Two-Year Probability of Default (PD) 1.01–4%	(Column C) Two-Year Probability of Default (PD) 4.01–7%	(Column D) Two-Year Probability of Default (PD) 7.01–10%	(Column E) Two-Year Probability of Default (PD) 10.01– 14%	(Column F) Two-Year Probability of Default (PD) 14.01– 16%	(Column G) Two-Year Probability of Default (PD) 16.01– 18%	(Column H) Two-Year Probability of Default (PD) 18.01– 20%	(Column I) Two-Year Probability of Default (PD) 20.01–22%	(Column J) Two-Year Probability of Default (PD) 22.01– 26%	(Column K) Two-Year Probability of Default (PD) 26.01– 30%	(Column L) Two-Year Probability of Default (PD) > 30%	(Column M) Two-Year Probability of Default (PD) Unscoreable	(Column N) Two-Year Probability of Default (PD) Total	(Column O) PDs Were Derived Using
18. Outstanding balance of 1-4 family residential mortgage loans, consumer loans, and consumer leases by two-year probability of default:																M.18
a. “Nontraditional 1-4 family residential mortgage loans” as defined for assessment purposes only in FDIC regulations	RCFDM964 CONF	RCFDM965 CONF	RCFDM966 CONF	RCFDM967 CONF	RCFDM968 CONF	RCFDM969 CONF	RCFDM970 CONF	RCFDM971 CONF	RCFDM972 CONF	RCFDM973 CONF	RCFDM974 CONF	RCFDM975 CONF	RCFDM976 CONF	RCFDM977 CONF	RCFDM978 CONF	M.18a
b. Closed-end loans secured by first liens on 1-4 family residential properties	RCFDM979 CONF	RCFDM980 CONF	RCFDM981 CONF	RCFDM982 CONF	RCFDM983 CONF	RCFDM984 CONF	RCFDM985 CONF	RCFDM986 CONF	RCFDM987 CONF	RCFDM988 CONF	RCFDM989 CONF	RCFDM990 CONF	RCFDM991 CONF	RCFDM992 CONF	RCFDM993 CONF	M.18b
c. Closed-end loans secured by junior liens on 1-4 family residential properties	RCFDM994 CONF	RCFDM995 CONF	RCFDM996 CONF	RCFDM997 CONF	RCFDM998 CONF	RCFDM999 CONF	RCFDN001 CONF	RCFDN002 CONF	RCFDN003 CONF	RCFDN004 CONF	RCFDN005 CONF	RCFDN006 CONF	RCFDN007 CONF	RCFDN008 CONF	RCFDN009 CONF	M.18c
d. Revolving, open-end loans secured by 1-4 family residential properties and extended under lines of credit	RCFDN010 CONF	RCFDN011 CONF	RCFDN012 CONF	RCFDN013 CONF	RCFDN014 CONF	RCFDN015 CONF	RCFDN016 CONF	RCFDN017 CONF	RCFDN018 CONF	RCFDN019 CONF	RCFDN020 CONF	RCFDN021 CONF	RCFDN022 CONF	RCFDN023 CONF	RCFDN024 CONF	M.18d
e. Credit cards	RCFDN040 CONF	RCFDN041 CONF	RCFDN042 CONF	RCFDN043 CONF	RCFDN044 CONF	RCFDN045 CONF	RCFDN046 CONF	RCFDN047 CONF	RCFDN048 CONF	RCFDN049 CONF	RCFDN050 CONF	RCFDN051 CONF	RCFDN052 CONF	RCFDN053 CONF	RCFDN054 CONF	M.18e
f. Automobile loans	RCFDN055 CONF	RCFDN056 CONF	RCFDN057 CONF	RCFDN058 CONF	RCFDN059 CONF	RCFDN060 CONF	RCFDN061 CONF	RCFDN062 CONF	RCFDN063 CONF	RCFDN064 CONF	RCFDN065 CONF	RCFDN066 CONF	RCFDN067 CONF	RCFDN068 CONF	RCFDN069 CONF	M.18f
g. Student loans	RCFDN070 CONF	RCFDN071 CONF	RCFDN072 CONF	RCFDN073 CONF	RCFDN074 CONF	RCFDN075 CONF	RCFDN076 CONF	RCFDN077 CONF	RCFDN078 CONF	RCFDN079 CONF	RCFDN080 CONF	RCFDN081 CONF	RCFDN082 CONF	RCFDN083 CONF	RCFDN084 CONF	M.18g
h. Other consumer loans and revolving credit plans other than credit cards	RCFDN085 CONF	RCFDN086 CONF	RCFDN087 CONF	RCFDN088 CONF	RCFDN089 CONF	RCFDN090 CONF	RCFDN091 CONF	RCFDN092 CONF	RCFDN093 CONF	RCFDN094 CONF	RCFDN095 CONF	RCFDN096 CONF	RCFDN097 CONF	RCFDN098 CONF	RCFDN099 CONF	M.18h
i. Consumer leases	RCFDN100 CONF	RCFDN101 CONF	RCFDN102 CONF	RCFDN103 CONF	RCFDN104 CONF	RCFDN105 CONF	RCFDN106 CONF	RCFDN107 CONF	RCFDN108 CONF	RCFDN109 CONF	RCFDN110 CONF	RCFDN111 CONF	RCFDN112 CONF	RCFDN113 CONF	RCFDN114 CONF	M.18i
	RCFDN115	RCFDN116	RCFDN117	RCFDN118	RCFDN119	RCFDN120	RCFDN121	RCFDN122	RCFDN123	RCFDN124	RCFDN125	RCFDN126	RCFDN127	RCFDN128		M.18j
j. Total	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF	CONF

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Schedule RC-P - 1-4 Family Residential Mortgage Banking Activities in Domestic Offices

Schedule RC-P is to be completed by banks at which either 1-4 family residential mortgage loan originations and purchases for resale from all sources, loan sales, or quarter-end loans held for sale or trading in domestic offices exceed $10 million for two consecutive quarters.

Dollar amounts in thousands

1. Retail originations during the quarter of 1-4 family residential mortgage loans for sale[1]	RCONHT81	30,312	1.

2. Wholesale originations and purchases during the quarter of 1-4 family residential mortgage loans for sale[2]	RCONHT82	398,881	2.

3. 1-4 family residential mortgage loans sold during the quarter	RCONHT83	423,827	3.

4. 1-4 family residential mortgage loans held for sale or trading at quarter-end (included in Schedule RC, items 4.a and 5)	RCONHT84	65,625	4.

5. Noninterest income for the quarter from the sale, securitization, and servicing of 1-4 family residential mortgage loans (included in Schedule RI, items 5.c, 5.f, 5.g, and 5.i)	RIADHT85	-1,444	5.

6. Repurchases and indemnifications of 1-4 family residential mortgage loans during the quarter	RCONHT86	0	6.

7. Representation and warranty reserves for 1-4 family residential mortgage loans sold:			7.

a. For representations and warranties made to U.S. government agencies and government-sponsored agencies	RCONL191	CONF	7.a.

b. For representations and warranties made to other parties	RCONL192	CONF	7.b.

c. Total representation and warranty reserves (sum of items 7.a and 7.b)	RCONM288	7,812	7.c.

Schedule RC-Q - Assets and Liabilities Measured at Fair Value on a Recurring Basis

Schedule RC-Q is to be completed by banks that:

(1) Have elected to report financial instruments or servicing assets and liabilities at fair value under a fair value option with changes in fair value recognized in earnings, or

(2) Are required to complete Schedule RC-D, Trading Assets and Liabilities.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
1. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading purposes [1]	RCFDJA36	RCFDG474	RCFDG475	RCFDG476	RCFDG477	1.
	31,561,733	0	18,560,155	12,893,923	107,655
2. Federal funds sold and securities purchased under agreements to	RCFDG478	RCFDG479	RCFDG480	RCFDG481	RCFDG482
resell	0	0	0	0	0	2.

3. Loans and leases held for sale	RCFDG483	RCFDG484	RCFDG485	RCFDG486	RCFDG487
	46,841	0	0	46,841	0	3.
4. Loans and leases held for investment	RCFDG488	RCFDG489	RCFDG490	RCFDG491	RCFDG492
	0	0	0	0	0	4.

5. Trading assets:						5.
	RCFD3543	RCFDG493	RCFDG494	RCFDG495	RCFDG496	5.a.
a. Derivative assets	3,050,821	26,595,536	18,111	29,476,530	151,716

b. Other trading assets	RCFDG497	RCFDG498	RCFDG499	RCFDG500	RCFDG501	5.b.
	18,992,481	0	14,670,611	2,311,458	2,010,412
1. Nontrading securities at fair value with changes in fair value reported in current earnings (included in Schedule RC-Q, item 5.b, above)	RCFDF240	RCFDF684	RCFDF692	RCFDF241	RCFDF242	5.b.1.
	0	0	0	0	0

6. All other assets	RCFDG391	RCFDG392	RCFDG395	RCFDG396	RCFDG804
	86,113	151,132	0	237,225	20	6.
7. Total assets measured at fair value on a recurring basis (sum of items	RCFDG502	RCFDG503	RCFDG504	RCFDG505	RCFDG506
1 through 5.b plus item 6)	53,737,989	26,746,668	33,248,877	44,965,977	2,269,803	7.

8. Deposits	RCFDF252	RCFDF686	RCFDF694	RCFDF253	RCFDF254
	8,154,264	0	0	7,229,600	924,664	8.
9. Federal funds purchased and securities sold under agreements to	RCFDG507	RCFDG508	RCFDG509	RCFDG510	RCFDG511
repurchase	559,992	0	0	559,992	0	9.

10. Trading liabilities:						10.

a. Derivative liabilities	RCFD3547	RCFDG512	RCFDG513	RCFDG514	RCFDG515	10.a.
	2,688,601	27,747,618	333,705	29,970,129	132,385
b. Other trading liabilities	RCFDG516	RCFDG517	RCFDG518	RCFDG519	RCFDG520	10.b.
	952,974	0	737,910	215,064	0
11. Other borrowed money	RCFDG521	RCFDG522	RCFDG523	RCFDG524	RCFDG525
	702,665	0	0	699,067	3,598	11.

1.	Exclude originations and purchases of 1–4 family residential mortgage loans that are held for investment.

1.

For institutions that have adopted ASU 2016-01, which includes provisions governing the accounting for investments in equity securities, the amount reported in item 1, column A, must equal the sum of Schedule RC, items 2.b and 2.c. For institutions that have not adopted ASU 2016-01, the amount reported in item 1, column A, must equal Schedule RC, item 2.b.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 52

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCFDG526	RCFDG527	RCFDG528	RCFDG529	RCFDG530
12. Subordinated notes and debentures	1,940,496	0	0	1,940,496	0	12.
	RCFDG805	RCFDG806	RCFDG807	RCFDG808	RCFDG809
13. All other liabilities	90,676	436,624	0	527,300	0	13.

14. Total liabilities measured at fair value on a recurring basis (sum of items 8 through 13)	RCFDG531	RCFDG532	RCFDG533	RCFDG534	RCFDG535
	15,089,668	28,184,242	1,071,615	41,141,648	1,060,647	14.

1. All other assets (itemize and describe amounts included in Schedule RC-Q, item 6, that are greater than $100,000 and exceed 25% of item 6):						M.1.
	RCFDG536	RCFDG537	RCFDG538	RCFDG539	RCFDG540	M.1.a.
a. Mortgage servicing assets	0	0	0	0	0

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 53

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCFDG541	RCFDG542	RCFDG543	RCFDG544	RCFDG545	M.1.b.
b. Nontrading derivative assets	79,113	151,132	NR	230,225	20

Dollar amounts in thousands

c. Disclose component and the dollar amount of that component:		M.1.c.

1. Describe component	TEXTG546	M.1.c.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCFDG546	RCFDG547	RCFDG548	RCFDG549	RCFDG550	M.1.c.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands

d. Disclose component and the dollar amount of that component:		M.1.d.

1. Describe component	TEXTG551	M.1.d.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCFDG551	RCFDG552	RCFDG553	RCFDG554	RCFDG555	M.1.d.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands

e. Disclose component and the dollar amount of that component:		M.1.e.

1. Describe component	TEXTG556	M.1.e.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCFDG556	RCFDG557	RCFDG558	RCFDG559	RCFDG560	M.1.e.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands

f. Disclose component and the dollar amount of that component:		M.1.f.

1. Describe component	TEXTG561	M.1.f.1.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 54

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCFDG561	RCFDG562	RCFDG563	RCFDG564	RCFDG565	M.1.f.2.
2. Amount of component	0	0	0	0	0
2. All other liabilities (itemize and describe amounts included in Schedule RC-Q, item 13, that are greater than $100,000 and exceed 25% of item 13):						M.2.
	RCFDF261	RCFDF689	RCFDF697	RCFDF262	RCFDF263	M.2.a.
a. Loan commitments (not accounted for as derivatives)	0	0	0	0	0
	RCFDG566	RCFDG567	RCFDG568	RCFDG569	RCFDG570	M.2.b.
b. Nontrading derivative liabilities	90,676	436,624	NR	527,300	NR

Dollar amounts in thousands

c. Disclose component and the dollar amount of that component:		M.2.c.

1. Describe component	TEXTG571	M.2.c.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCFDG571	RCFDG572	RCFDG573	RCFDG574	RCFDG575	M.2.c.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands

d. Disclose component and the dollar amount of that component:		M.2.d.

1. Describe component	TEXTG576	M.2.d.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCFDG576	RCFDG577	RCFDG578	RCFDG579	RCFDG580	M.2.d.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands

e. Disclose component and the dollar amount of that component:		M.2.e.

1. Describe component	TEXTG581	M.2.e.1.

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCFDG581	RCFDG582	RCFDG583	RCFDG584	RCFDG585
2. Amount of component	0	0	0	0	0	M.2.e.2.

Dollar amounts in thousands

f. Disclose component and the dollar amount of that component:	M.2.f.

1. Describe component

(TEXTG586)	M.2.f.1.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 55

Dollar amounts in thousands	(Column A) Total Fair Value Reported on Schedule RC	(Column B) LESS: Amounts Netted in the Determination of Total Fair Value	(Column C) Level 1 Fair Value Measurements	(Column D) Level 2 Fair Value Measurements	(Column E) Level 3 Fair Value Measurements
	RCFDG586	RCFDG587	RCFDG588	RCFDG589	RCFDG590	M.2.f.2.
2. Amount of component	0	0	0	0	0

Dollar amounts in thousands	Consolidated Bank

3. Loans measured at fair value (included in Schedule RC-C, Part I, items 1 through 9):			M.3.

a. Loans secured by real estate:			M.3.a.

1. Secured by 1-4 family residential properties	RCFDHT87	0	M.3.a.1.

2. All other loans secured by real estate	RCFDHT88	27,149	M.3.a.2.

b. Commercial and industrial loans	RCFDF585	0	M.3.b.

c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT89	0	M.3.c.

d. Other loans	RCFDF589	19,692	M.3.d.

4. Unpaid principal balance of loans measured at fair value (reported in Schedule RC-Q, Memorandum item 3):			M.4.

a. Loans secured by real estate:			M.4.a.

1. Secured by 1-4 family residential properties	RCFDHT91	0	M.4.a.1.

2. All other loans secured by real estate	RCFDHT92	27,149	M.4.a.2.

b. Commercial and industrial loans	RCFDF597	0	M.4.b.

c. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)	RCFDHT93	0	M.4.c.

d. Other loans	RCFDF601	19,692	M.4.d.

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Schedule RC-R Part I - Regulatory Capital Components and Ratios

Part I is to be completed on a consolidated basis.

Dollar amounts in thousands

1. Common stock plus related surplus, net of treasury stock and unearned employee stock ownership plan (ESOP) shares	RCFAP742	18,476,506	1.

2. Retained earnings	RCFD3632	3,142,434	2.

3. Accumulated other comprehensive income (AOCI)	RCFAB530	-408,206	3.

a. AOCI opt-out election (enter “1” for Yes; enter “0” for No.) (Advanced approaches institutions must enter “0” for No.)	RCOAP838	0	3.a.

4. Common equity tier 1 minority interest includable in common equity tier 1 capital	RCFAP839	0	4.

5. Common equity tier 1 capital before adjustments and deductions (sum of items 1 through 4)	RCFAP840	21,210,734	5.

6. LESS: Goodwill net of associated deferred tax liabilities (DTLs)	RCFAP841	1,606,655	6.

7. LESS: Intangible assets (other than goodwill and mortgage servicing assets (MSAs)), net of associated DTLs	RCFAP842	21,120	7.

8. LESS: Deferred tax assets (DTAs) that arise from net operating loss and tax credit carryforwards, net of any related valuation allowances and net of DTLs	RCFAP843	4,976	8.

9. AOCI-related adjustments (items 9.a through 9.e are effective January 1, 2015) (if entered “1” for Yes in item 3.a, complete only items 9.a through 9.e; if entered “0” for No in item 3.a, complete only item 9.f):			9.

a. LESS: Net unrealized gains (losses) on available-for-sale securities (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP844	NR	9.a.

b. LESS: Net unrealized loss on available-for-sale preferred stock classified as an equity security under GAAP and available-for-sale equity exposures (report loss as a positive value)	RCFAP845	NR	9.b.

c. LESS: Accumulated net gains (losses) on cash flow hedges (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP846	NR	9.c.

d. LESS: Amounts recorded in AOCI attributed to defined benefit postretirement plans resulting from the initial and subsequent application of the relevant GAAP standards that pertain to such plans (if a gain, report as a positive value; if a loss, report as a negative value)

	RCFAP847	NR	9.d.

e. LESS: Net unrealized gains (losses) on held-to-maturity securities that are included in AOCI (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAP848	NR	9.e.

f. LESS: Accumulated net gain (loss) on cash flow hedges included in AOCI, net of applicable income taxes, that relate to the hedging of items that are not recognized at fair value on the balance sheet (if a gain, report as a positive value; if a loss, report as a negative value) (To be completed only by institutions that entered “0” for No in item 3.a)	RCFAP849	-159,233	9.f.

10. Other deductions from (additions to) common equity tier 1 capital before threshold-based deductions:			10.

a. LESS: Unrealized net gain (loss) related to changes in the fair value of liabilities that are due to changes in own credit risk (if a gain, report as a positive value; if a loss, report as a negative value)	RCFAQ258	266,489	10.a.

b. LESS: All other deductions from (additions to) common equity tier 1 capital before threshold-based deductions.	RCFAP850	14,400	10.b.

11. LESS: Non-significant investments in the capital of unconsolidated financial institutions in the form of common stock that exceed the 10 percent threshold for non-significant investments	RCFAP851	0	11.

12. Subtotal (item 5 minus items 6 through 11)	RCFAP852	19,456,327	12.

13. LESS: Significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold	RCFAP853	0	13.

14. LESS: MSAs, net of associated DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold	RCFAP854	0	14.

15. LESS: DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs, that exceed the 10 percent common equity tier 1 capital deduction threshold	RCFAP855	0	15.

16. LESS: Amount of significant investments in the capital of unconsolidated financial institutions in the form of common stock, net of associated DTLs; MSAs, net of associated DTLs; and DTAs arising from temporary differences that could not be realized through net operating loss carrybacks, net of related valuation allowances and net of DTLs; that exceeds the 15 percent common equity tier 1 capital deduction threshold	RCFAP856	0	16.

17. LESS: Deductions applied to common equity tier 1 capital due to insufficient amounts of additional tier 1 capital and tier 2 capital to cover deductions	RCFAP857	0	17.

18. Total adjustments and deductions for common equity tier 1 capital (sum of items 13 through 17)	RCFAP858	0	18.

19. Common equity tier 1 capital (item 12 minus item 18)	RCFAP859	19,456,327	19.

20. Additional tier 1 capital instruments plus related surplus	RCFAP860	2,500,000	20.

21. Non-qualifying capital instruments subject to phase out from additional tier 1 capital	RCFAP861	0	21.

22. Tier 1 minority interest not included in common equity tier 1 capital	RCFAP862	0	22.

23. Additional tier 1 capital before deductions (sum of items 20, 21, and 22)	RCFAP863	2,500,000	23.

24. LESS: Additional tier 1 capital deductions	RCFAP864	0	24.

25. Additional tier 1 capital (greater of item 23 minus item 24, or zero)	RCFAP865	2,500,000	25.

26. Tier 1 capital (sum of items 19 and 25)	RCFA8274	21,956,327	26.

27. Tier 2 capital instruments plus related surplus	RCFAP866	2,699,977	27.

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Dollar amounts in thousands

28. Non-qualifying capital instruments subject to phase out from tier 2 capital	RCFAP867	0	28.

29. Total capital minority interest that is not included in tier 1 capital	RCFAP868	0	29.

30. Allowance for loan and lease losses and eligible credit reserves includable in tier 2 capital			30.

a. Allowance for loan and lease losses includable in tier 2 capital	RCFA5310	636,689	30.a.

b. (Advanced approaches institutions that exit parallel run only): Eligible credit reserves includable in tier 2 capital.	RCFW5310	636,689	30.b.

31. Unrealized gains on available-for-sale preferred stock classified as an equity security under GAAP and available-for-sale equity exposures includable in tier 2 capital	RCFAQ257	NR	31.

32. Tier 2 capital before deductions			32.

a. Tier 2 capital before deductions (sum of items 27 through 30.a, plus item 31)	RCFAP870	3,336,666	32.a.

b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital before deductions (sum of items 27 through 29, plus items 30.b and 31)	RCFWP870	3,336,666	32.b.

33. LESS: Tier 2 capital deductions	RCFAP872	0	33.

34. Tier 2 capital			34.

a. Tier 2 capital (greater of item 32.a minus item 33, or zero)	RCFA5311	3,336,666	34.a.

b. (Advanced approaches institutions that exit parallel run only): Tier 2 capital (greater of item 32.b minus item 33, or zero)	RCFW5311	3,336,666	34.b.

35. Total capital			35.

a. Total capital (sum of items 26 and 34.a)	RCFA3792	25,292,993	35.a.

b. (Advanced approaches institutions that exit parallel run only): Total capital (sum of items 26 and 34.b)	RCFW3792	25,292,993	35.b.

36. Average total consolidated assets	RCFD3368	170,675,956	36.

37. LESS: Deductions from common equity tier 1 capital and additional tier 1 capital (sum of items 6, 7, 8, 10.b, 11, 13 through 17, and certain elements of item 24—see instructions)	RCFAP875	1,647,151	37.

38. LESS: Other deductions from (additions to) assets for leverage ratio purposes	RCFAB596	874,647	38.

39. Total assets for the leverage ratio (item 36 minus items 37 and 38)	RCFAA224	168,154,158	39.

40. Total risk-weighted assets			40.

a. Total risk-weighted assets (from Schedule RC-R, Part II, item 31)	RCFAA223	124,111,836	40.a.

b. (Advanced approaches institutions that exit parallel run only): Total riskweighted assets using advanced approaches rule (from FFIEC 101 Schedule A, item 60)	RCFWA223	124,110,836	40.b.

Dollar amounts in thousands	(Column A) Percentage		(Column B) Percentage
41. Common equity tier 1 capital ratio (Column A: item 19 divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 19 divided by item 40.b)	RCFAP793	15.6764%	RCFWP793	15.6766%	41.

42. Tier 1 capital ratio (Column A: item 26 divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 26 divided by item 40.b)	RCFA7206	17.6908%	RCFW7206	17.6909%	42.

43. Total capital ratio (Column A: item 35.a divided by item 40.a) (Advanced approaches institutions that exit parallel run only: Column B: item 35.b divided by item 40.b)	RCFA7205	20.3792%	RCFW7205	20.3794%	43.

Dollar amounts in thousands

44. Tier 1 leverage ratio (item 26 divided by item 39)	RCFA7204	13.0573%	44.

45. Advanced approaches institutions only: Supplementary leverage ratio information:			45.

a. Total leverage exposure	RCFAH015	242,263,680	45.a.

b. Supplementary leverage ratio	RCFAH036	9.0630%	45.b.

46. Institution-specific capital buffer necessary to avoid limitations on distributions and discretionary bonus payments:			46.

a. Capital conservation buffer	RCFAH311	11.1764%	46.a.

b. (Advanced approaches institutions that exit parallel run only): Total applicable capital buffer	RCFWH312	11.1764%	46.b.

Institutions must complete items 47 and 48 if the amount in item 46.a (or the lower of item 46.a or 46.b for an advanced approaches institution that has exited parallel run) is less than or equal to the applicable minimum capital conservation buffer: 47. Eligible retained income	RCFAH313	NR	47.

48. Distributions and discretionary bonus payments during the quarter (effective January 1, 2016)	RCFAH314	NR	48.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 58

Schedule RC-R Part II - Risk-Weighted Assets

Institutions are required to assign a 100 percent risk weight to all assets not specifically assigned a risk weight under Subpart D of the federal banking agencies’ regulatory capital rules and not deducted from tier 1 or tier 2 capital.

Dollar amounts in thousands	(Column A) Totals from Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%

1. Cash and balances due from depository institutions	RCFDD957 16,895,877	RCFDS396 0	RCFDD958 15,946,523				RCFDD959 867,748	RCFDS397 2,637	RCFDD960 55,921	RCFDS398 23,048	1.
2. Securities:											2.

a. Held-to-maturity securities	RCFDD961 14,665,649	RCFDS399 0	RCFDD962 10,966,931	RCFDHJ74 0	RCFDHJ75 0		RCFDD963 3,696,666	RCFDD964 2,052	RCFDD965 0	RCFDS400 0	2.a.

b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading	RCFDJA21 31,519,905	RCFDS402 0	RCFDD967 24,260,056	RCFDHJ76 0	RCFDHJ77 0		RCFDD968 6,812,239	RCFDD969 0	RCFDD970 447,610	RCFDS403 0	2.b.

3. Federal funds sold and securities purchased under agreements to resell:											3.

a. Federal funds sold in domestic offices	RCOND971 0		RCOND972 0				RCOND973 0	RCONS410 0	RCOND974 0	RCONS411 0	3.a.

b. Securities purchased under agreements to resell	RCFDH171 10,168,317	RCFDH172 10,168,317									3.b.

4. Loans and leases held for sale:											4.

a. Residential mortgage exposures	RCFDS413 65,625	RCFDS414 0	RCFDH173 0				RCFDS415 0	RCFDS416 55,634	RCFDS417 9,991		4.a.

b. High volatility commercial real estate exposures	RCFDS419 0	RCFDS420 0	RCFDH174 0				RCFDH175 0	RCFDH176 0	RCFDH177 0	RCFDS421 0	4.b.

c. Exposures past due 90 days or more or on Nonaccrual[3]	RCFDS423 0	RCFDS424 0	RCFDS425 0	RCFDHJ78 0	RCFDHJ79 0		RCFDS426 0	RCFDS427 0	RCFDS428 0	RCFDS429 0	4.c.

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk- Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount

1. Cash and balances due from depository institutions										1.

2. Securities:										2.

a. Held-to-maturity securities										2.a.

b. Available-for-sale debt securities and equity securities with readily determinable fair values not held for trading	RCFDH270 0	RCFDS405 0		RCFDS406 0				RCFDH271 0	RCFDH272 0	2.b.

3. Federal funds sold and securities purchased under agreements to resell:										3.

a. Federal funds sold in domestic offices										3.a.

b. Securities purchased under agreements to resell										3.b.

3.	For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 59

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount

4. Loans and leases held for sale:										4.

a. Residential mortgage exposures								RCFDH273 0	RCFDH274 0	4.a.

b. High volatility commercial real estate exposures								RCFDH275 0	RCFDH276 0	4.b.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 60

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
c. Exposures past due 90 days or more or on nonaccrual[6]								RCFDH277 0	RCFDH278 0	4.c.

Dollar amounts in thousands	(Column A) Totals from Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weigh Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
4. Loans and leases held for sale (continued):											4.
d. All other exposures	RCFDS431 384,119	RCFDS432 0	RCFDS433 0	RCFDHJ80 0	RCFDHJ81 0		RCFDS434 0	RCFDS435 0	RCFDS436 384,119	RCFDS437 0	4.d.
5. Loans and leases held for investment:											5.
a. Residential mortgage exposures	RCFDS439 18,379,701	RCFDS440 0	RCFDH178 0				RCFDS441 614,066	RCFDS442 16,012,332	RCFDS443 1,753,303		5.a.
b. High volatility commercial real estate exposures	RCFDS445 120,791	RCFDS446 0	RCFDH179 0				RCFDH180 0	RCFDH181 0	RCFDH182 0	RCFDS447 120,791	5.b.
c. Exposures past due 90 days or more or on nonaccrual[7]	RCFDS449 161,366	RCFDS450 0	RCFDS451 40,001	RCFDHJ82 0	RCFDHJ83 0		RCFDS452 0	RCFDS453 0	RCFDS454 0	RCFDS455 121,365	5.c.
d. All other exposures	RCFDS457 45,374,997	RCFDS458 0	RCFDS459 1,962,972	RCFDHJ84 121,516	RCFDHJ85 0		RCFDS460 120,971	RCFDS461 307,668	RCFDS462 41,029,152	RCFDS463 568,783	5.d.
6. LESS: Allowance for loan and lease losses	RCFD3123 540,707	RCFD3123 540,707									6.
7. Trading assets	RCFDD976 21,835,791	RCFDS466 20,032,891	RCFDD977 0	RCFDHJ86 0	RCFDHJ87 0		RCFDD978 0	RCFDD979 0	RCFDD980 1,802,900	RCFDS467 0	7.
8. All other assets[8]	RCFDD981 7,823,472	RCFDS469 1,790,114	RCFDD982 1,756,922	RCFDHJ88 2,494	RCFDHJ89 0		RCFDD983 237,257	RCFDD984 48,555	RCFDD985 2,318,090	RCFDH185 10,290	8.
a. Separate account bank-owned life insurance											8.a.
b. Default fund contributions to central counterparties											8.b.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 61

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount
4. Loans and leases held for sale (continued):										4.

d. All other exposures								RCFDH279 0	RCFDH280 0	4.d.

5. Loans and leases held for investment:										5.

a. Residential mortgage exposures								RCFDH281 0	RCFDH282 0	5.a.

b. High volatility commercial real estate exposures								RCFDH283 0	RCFDH284 0	5.b.

c. Exposures past due 90 days or more or on nonaccrual[11]								RCFDH285 0	RCFDH286 0	5.c.

d. All other exposures								RCFDH287 1,263,935	RCFDH288 418,119	5.d.

6. LESS: Allowance for loan and lease losses										6.

7. Trading assets	RCFDH289 0	RCFDH186 0	RCFDH290 0	RCFDH187 0				RCFDH291 0	RCFDH292 0	7.

8. All other assets[12]	RCFDH293 1,406,840	RCFDH188 0	RCFDS470 0	RCFDS471 0				RCFDH294 0	RCFDH295 0	8.

a. Separate account bank-owned life insurance								RCFDH296 216,339	RCFDH297 216,339	8.a.

b. Default fund contributions to central counterparties								RCFDH298 36,571	RCFDH299 3,893	8.b.

6.	For loans and leases held for sale, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.
7.

For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

8.

Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

11.

For loans and leases, net of unearned income, exclude residential mortgage exposures, high volatility commercial real estate exposures, or sovereign exposures that are past due 90 days or more or on nonaccrual.

12.

Includes premises and fixed assets; other real estate owned; investments in unconsolidated subsidiaries and associated companies; direct and indirect investments in real estate ventures; intangible assets; and other assets.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 62

Dollar amounts in thousands	(Column A) Totals	(Column B) Adjustments to Totals Reported in Column A	(Column Q) Exposure Amount 1,250%	(Column T) Total Risk-Weighted Asset Amount by Calculation Methodology SSFA	(Column U) Total Risk-Weighted Asset Amount by Calculation Methodology Gross-Up

9. On-balance sheet securitization exposures:						9.

a. Held-to-maturity securities	RCFDS475 2,285	RCFDS476 2,285	RCFDS477 0	RCFDS478 1,597	RCFDS479 0	9.a.
b. Available-for-sale securities	RCFDS480 41,827	RCFDS481 41,708	RCFDS482 119	RCFDS483 69,859	RCFDS484 0	9.b.
c. Trading assets	RCFDS485 207,512	RCFDS486 191,012	RCFDS487 16,500	RCFDS488 129,329	RCFDS489 0	9.c.
d. All other on-balance sheet securitization exposures	RCFDS490 2,705,916	RCFDS491 2,705,894	RCFDS492 22	RCFDS493 665,791	RCFDS494 0	9.d.
10. Off-balance sheet securitization exposures	RCFDS495 2,194,941	RCFDS496 2,194,751	RCFDS497 190	RCFDS498 641,505	RCFDS499 0	10.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 63

Dollar amounts in thousands	(Column A) Totals From Schedule RC	(Column B) Adjustments to Totals Reported in Column A	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
11. Total balance sheet assets[14]	RCFD2170 169,812,442	RCFDS500 34,391,514	RCFDD987 54,933,405	RCFDHJ90 124,010	RCFDHJ91 0		RCFDD988 12,348,947	RCFDD989 16,428,878	RCFDD990 47,801,086	RCFDS503 844,277	11.

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Exposure Amount
11. Total balance sheet assets[14]	RCFDS504 1,406,840	RCFDS505 0	RCFDS506 0	RCFDS507 0			RCFDS510 16,641	RCFDH300 1,516,845	11.

Dollar amounts in thousands	(Column A) Face, Notional, or Other Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
12. Financial standby letters of credit	RCFDD991 5,561,141	RCFDD992 5,561,141	RCFDD993 646,318	RCFDHJ92 0	RCFDHJ93 0		RCFDD994 763,286	RCFDD995 87,162	RCFDD996 4,008,433	RCFDS511 55,942	12.

13. Performance standby letters of credit and transaction-related contingent items	RCFDD997 3,778,546	RCFDD998 1,889,273	RCFDD999 378,829				RCFDG603 223,546	RCFDG604 32,039	RCFDG605 1,249,096	RCFDS512 5,764	13.

14. Commercial and similar letters of credit with an original maturity of one year or less	RCFDG606 149,065	RCFDG607 29,813	RCFDG608 2,336	RCFDHJ94 0	RCFDHJ95 0		RCFDG609 306	RCFDG610 2,115	RCFDG611 24,799	RCFDS513 256	14.

15. Retained recourse on small business obligations sold with recourse	RCFDG612 0	RCFDG613 0	RCFDG614 0				RCFDG615 0	RCFDG616 0	RCFDG617 0	RCFDS514 0	15.

Dollar amounts in thousands	(Column A) Face, Notional, or Other Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
16. Repo-style transactions[21]	RCFDS515 1,621,341	RCFDS516 1,621,341	RCFDS517 0	RCFDS518 254,679	RCFDS519 0		RCFDS520 8,303	RCFDS521 0	RCFDS522 1,358,358	RCFDS523 0	16.

17. All other off-balance sheet liabilities	RCFDG618 0	RCFDG619 0	RCFDG620 0				RCFDG621 0	RCFDG622 0	RCFDG623 0	RCFDS524 0	17.

18. Unused commitments:*											18.

a. Original maturity of one year or less	RCFDS525 14,579,717	RCFDS526 2,915,943	RCFDS527 100	RCFDHJ96 0	RCFDHJ97 0		RCFDS528 151,503	RCFDS529 0	RCFDS530 2,751,974	RCFDS531 0	18.a.

14.	For each of columns A through R of item 11, report the sum of items 1 through 9. For item 11, the sum of columns B through R must equal column A. Item 11, column A, must equal Schedule RC, item 12.

21.	Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent.

*.	Excludes unused commitments to asset-backed commercial paper conduits.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 64

Dollar amounts in thousands	(Column A) Face, Notional, or Other Amount	(Column B) Credit Equivalent Amount	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weigh Category 150%
b. Original maturity exceeding one year	RCFDG624 69,748,677	RCFDG625 34,874,339	RCFDG626 60,424	RCFDHJ98 13,584	RCFDHJ99 0		RCFDG627 2,480,199	RCFDG628 147,742	RCFDG629 32,032,221	RCFDS539 54,163	18.b.
19. Unconditionally cancelable commitments	RCFDS540 8,839,479	RCFDS541 0									19.
20. Over-the-counter derivatives		RCFDS542 16,338,922	RCFDS543 217,932	RCFDHK00 0	RCFDHK01 0	RCFDS544 0	RCFDS545 8,140,563	RCFDS546 362,439	RCFDS547 7,585,435	RCFDS548 32,553	20.
21. Centrally cleared derivatives		RCFDS549 8,092,889	RCFDS550 0	RCFDS551 8,092,889	RCFDS552 0		RCFDS554 0	RCFDS555 0	RCFDS556 0	RCFDS557 0	21.
22. Unsettled transactions (failed trades)[22]	RCFDH191 22,828		RCFDH193 6,478				RCFDH194 0	RCFDH195 0	RCFDH196 0	RCFDH197 0	22.

22.	For item 22, the sum of columns C through Q must equal column A.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 65

Dollar amounts in thousands	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%	(Column R) Application of Other Risk-Weighting Approaches Credit Equivalent Amount	(Column S) Application of Other Risk-Weighting Approaches Risk-Weighted Asset Amount

16. Repo-style transactions[24]				RCFDH301 0	RCFDH302 0	16.

17. All other off-balance sheet liabilities						17.

18. Unused commitments:*						18.

a. Original maturity of one year or less				RCFDH303 12,366	RCFDH304 7,131	18.a.

b. Original maturity exceeding one year				RCFDH307 86,006	RCFDH308 82,283	18.b.

19. Unconditionally cancelable commitments						19.

20. Over-the-counter derivatives				RCFDH309 0	RCFDH310 0	20.
21. Centrally cleared derivatives						21.

22. Unsettled transactions (failed trades)[25]	RCFDH198 3,512	RCFDH199 84	RCFDH200 12,754			22.

24.	Includes securities purchased under agreements to resell (reverse repos), securities sold under agreements to repurchase (repos), securities borrowed, and securities lent.
*.	Excludes unused commitments to asset-backed commercial paper conduits.
25.	For item 22, the sum of columns C through Q must equal column A.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 66

Dollar amounts in thousands	(Column C) Allocation by Risk-Weight Category 0%	(Column D) Allocation by Risk-Weight Category 2%	(Column E) Allocation by Risk-Weight Category 4%	(Column F) Allocation by Risk-Weight Category 10%	(Column G) Allocation by Risk-Weight Category 20%	(Column H) Allocation by Risk-Weight Category 50%	(Column I) Allocation by Risk-Weight Category 100%	(Column J) Allocation by Risk-Weight Category 150%
23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)	RCFDG630 56,245,822	RCFDS558 8,485,162	RCFDS559 0	RCFDS560 0	RCFDG631 24,116,653	RCFDG632 17,060,375	RCFDG633 96,811,402	RCFDS561 992,955	23.

24. Risk weight factor									24.

25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)	RCFDG634 0	RCFDS569 169,703	RCFDS570 0	RCFDS571 0	RCFDG635 4,823,331	RCFDG636 8,530,188	RCFDG637 96,811,402	RCFDS572 1,489,433	25.

Dollar amounts in thousands	(Column K) Allocation by Risk-Weight Category 250%	(Column L) Allocation by Risk-Weight Category 300%	(Column M) Allocation by Risk-Weight Category 400%	(Column N) Allocation by Risk-Weight Category 600%	(Column O) Allocation by Risk-Weight Category 625%	(Column P) Allocation by Risk-Weight Category 937.5%	(Column Q) Allocation by Risk-Weight Category 1,250%
23. Total assets, derivatives, off-balance sheet items, and other items subject to risk weighting by risk-weight category (for each of columns C through P, sum of items 11 through 22; for column Q, sum of items 10 through 22)	RCFDS562 1,406,840	RCFDS563 0	RCFDS564 0	RCFDS565 0	RCFDS566 3,512	RCFDS567 84	RCFDS568 29,585	23.

24. Risk weight factor								24.

25. Risk-weighted assets by risk-weight category (for each column, item 23 multiplied by item 24)	RCFDS573 3,517,100	RCFDS574 0	RCFDS575 0	RCFDS576 0	RCFDS577 21,950	RCFDS578 788	RCFDS579 369,813	25.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 67

Dollar amounts in thousands

26. Risk-weighted assets base for purposes of calculating the allowance for loan and lease losses 1.25 percent threshold	RCFDS580	117,969,554	26.

27. Standardized market-risk weighted assets (applicable only to banks that are covered by the market risk capital rule)	RCFDS581	6,142,282	27.

28. Risk-weighted assets before deductions for excess allowance of loan and lease losses and allocated risk transfer risk reserve[27]	RCFDB704	124,111,836	28.

29. LESS: Excess allowance for loan and lease losses	RCFDA222	0	29.

30. LESS: Allocated transfer risk reserve	RCFD3128	0	30.

31. Total risk-weighted assets (item 28 minus items 29 and 30)	RCFDG641	124,111,836	31.

1. Current credit exposure across all derivative contracts covered by the regulatory capital rules	RCFDG642	8,364,097	M.1.

Dollar amounts in thousands	(Column A) With a remaining maturity of One year or less		(Column B) With a remaining maturity of Over one year through five years		(Column C) With a remaining maturity of Over five years

2. Notional principal amounts of over-the-counter derivative contracts:							M.2.

a. Interest rate	RCFDS582	146,572,431	RCFDS583	301,866,971	RCFDS584	155,474,543	M.2.a.

b. Foreign exchange rate and gold	RCFDS585	920,918,405	RCFDS586	129,757,893	RCFDS587	54,632,818	M.2.b.

c. Credit (investment grade reference asset)	RCFDS588	6,164,864	RCFDS589	15,045,907	RCFDS590	500,115	M.2.c.

d. Credit (non-investment grade reference asset)	RCFDS591	3,999,246	RCFDS592	15,121,136	RCFDS593	418,414	M.2.d.

e. Equity	RCFDS594	37,874,167	RCFDS595	25,643,326	RCFDS596	5,860,290	M.2.e.

f. Precious metals (except gold)	RCFDS597	6,854,431	RCFDS598	617,927	RCFDS599	0	M.2.f.

g. Other	RCFDS600	744,171	RCFDS601	364,141	RCFDS602	0	M.2.g.

3. Notional principal amounts of centrally cleared derivative contracts:							M.3.

a. Interest rate	RCFDS603	1,590,069,488	RCFDS604	1,359,458,751	RCFDS605	548,667,822	M.3.a.

b. Foreign exchange rate and gold	RCFDS606	22,725,139	RCFDS607	178,211	RCFDS608	0	M.3.b.

c. Credit (investment grade reference asset)	RCFDS609	31,723	RCFDS610	2,874,092	RCFDS611	0	M.3.c.

d. Credit (non-investment grade reference asset)	RCFDS612	243,490	RCFDS613	3,822,884	RCFDS614	13,000	M.3.d.

e. Equity	RCFDS615	0	RCFDS616	0	RCFDS617	0	M.3.e.

f. Precious metals (except gold)	RCFDS618	0	RCFDS619	0	RCFDS620	0	M.3.f.

g. Other	RCFDS621	0	RCFDS622	0	RCFDS623	0	M.3.g.

27.	Sum of items 2.b through 20, column S; items 9.a, 9.b, 9.c, 9.d, and 10, columns T and U; item 25, columns C through Q; and item 27 (if applicable).

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 68

Schedule RC-S - Servicing Securitization and Asset Sale Activities

Dollar amounts in thousands	(Column A) 1-4 Family Residential Loans	(Column B) Home Equity Lines	(Column C) Credit Card Receivables	(Column D) Auto Loans	(Column E) Other Consumer Loans	(Column F) Commercial and Industrial Loans	(Column G) All Other Loans, All Leases, and All Other Assets

1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller-provided credit enhancements	RCFDB705 0	RCFDB706 0	RCFDB707 0	RCFDB708 0	RCFDB709 0	RCFDB710 0	RCFDB711 0	1.
2. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to structures reported in item 1	RCFDHU09 0	RCFDHU10 0	RCFDHU11 0	RCFDHU12 0	RCFDHU13 0	RCFDHU14 0	RCFDHU15 0	2.
Item 3 is to be completed by banks with $100 billion or more in total assets.	RCFDB726 0	RCFDB727 0	RCFDB728 0	RCFDB729 0	RCFDB730 0	RCFDB731 0	RCFDB732 0	3.
3. Reporting bank’s unused commitments to provide liquidity to structures reported in item 1
4. Past due loan amounts included in item 1:								4.
a. 30-89 days past due	RCFDB733 0	RCFDB734 0	RCFDB735 0	RCFDB736 0	RCFDB737 0	RCFDB738 0	RCFDB739 0	4.a.
b. 90 days or more past due	RCFDB740 0	RCFDB741 0	RCFDB742 0	RCFDB743 0	RCFDB744 0	RCFDB745 0	RCFDB746 0	4.b.
5. Charge-offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller-provided credit enhancements (calendar year-to-date):								5.
a. Charge-offs	RIADB747 0	RIADB748 0	RIADB749 0	RIADB750 0	RIADB751 0	RIADB752 0	RIADB753 0	5.a.
b. Recoveries	RIADB754 0	RIADB755 0	RIADB756 0	RIADB757 0	RIADB758 0	RIADB759 0	RIADB760 0	5.b.
Items 6 and 10 are to be completed by banks with $10 billion or more in total assets.		RCFDHU16 0	RCFDHU17 0			RCFDHU18 0		6.
6. Total amount of ownership (or seller’s) interest carried as securities or loans
7. Not applicable								7.
8. Not applicable								8.
9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions’ securitization structures in the form of standby letters of credit, purchased subordinated securities, and other enhancements	RCFDB776 0			RCFDB779 0	RCFDB780 0	RCFDB781 0	RCFDB782 0	9.
10. Reporting bank’s unused commitments to provide liquidity to other institutions’ securitization structures	RCFDB783 0			RCFDB786 0	RCFDB787 0	RCFDB788 0	RCFDB789 0	10.
11. Assets sold with recourse or other seller-provided credit enhancements and not securitized by the reporting bank	RCFDB790 0						RCFDB796 0	11.
12. Maximum amount of credit exposure arising from recourse or other seller-provided credit enhancements provided to assets reported in item 11	RCFDB797 0						RCFDB803 0	12.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 69

Dollar amounts in thousands
1. Not applicable			M.1.
2. Outstanding principal balance of assets serviced for others (includes participations serviced for others):			M.2.
a. Closed-end 1-4 family residential mortgages serviced with recourse or other servicer-provided credit enhancements	RCFDB804	0	M.2.a.
b. Closed-end 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit enhancements	RCFDB805	376,369	M.2.b.
c. Other financial assets (includes home equity lines)[1]	RCFDA591	3,463,828	M.2.c.
d. 1-4 family residential mortgages serviced for others that are in process of foreclosure at quarter-end (includes closed-end and open-end loans)	RCFDF699	89,805	M.2.d.
3. Asset-backed commercial paper conduits: *			M.3.
a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements:			M.3.a.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCFDB806	0	M.3.a.1.
2. Conduits sponsored by other unrelated institutions	RCFDB807	0	M.3.a.2.
b. Unused commitments to provide liquidity to conduit structures:			M.3.b.
1. Conduits sponsored by the bank, a bank affiliate, or the bank’s holding company	RCFDB808	1,663,973	M.3.b.1.
2. Conduits sponsored by other unrelated institutions	RCFDB809	0	M.3.b.2.
4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C2	RCFDC407	0	M.4.

Schedule RC-T - Fiduciary and Related Services

Dollar amounts in thousands
1. Does the institution have fiduciary powers? (If “NO,” do not complete Schedule RC-T.)	RCFDA345	Yes	1.
2. Does the institution exercise the fiduciary powers it has been granted?	RCFDA346	Yes	2.
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If “NO,” do not complete the rest of Schedule RC-T.)	RCFDB867	Yes	3.

Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Non-Managed Assets		(Column C) Number of Managed Accounts		(Column D) Number of Non-Managed Accounts
4. Personal trust and agency accounts	RCFDB868	1,979,293	RCFDB869	354,030	RCFDB870	519	RCFDB871	100	4.
5. Employee benefit and retirement-related trust and agency accounts:									5.
a. Employee benefit - defined contribution	RCFDB872	0	RCFDB873	0	RCFDB874	0	RCFDB875	0	5.a.
b. Employee benefit - defined benefit	RCFDB876	0	RCFDB877	0	RCFDB878	0	RCFDB879	0	5.b.
c. Other employee benefit and retirement-related accounts	RCFDB880	52,693	RCFDB881	177,197	RCFDB882	85	RCFDB883	46	5.c.
6. Corporate trust and agency accounts	RCFDB884	0	RCFDB885	13,953,831	RCFDC001	0	RCFDC002	1117	6.
7. Investment management and investment advisory agency accounts	RCFDB886	4,578,142	RCFDJ253	0	RCFDB888	1239	RCFDJ254	0	7.
8. Foundation and endowment trust and agency accounts	RCFDJ255	374,233	RCFDJ256	0	RCFDJ257	36	RCFDJ258	0	8.
9. Other fiduciary accounts	RCFDB890	5,967	RCFDB891	0	RCFDB892	1	RCFDB893	0	9.
10. Total fiduciary accounts (sum of items 4 through 9)	RCFDB894	6,990,328	RCFDB895	14,485,058	RCFDB896	1880	RCFDB897	1263	10.
11. Custody and safekeeping accounts			RCFDB898	316,851,385			RCFDB899	2642	11.
12. Fiduciary accounts held in foreign offices (included in items 10 and 11)	RCFNB900	0	RCFNB901	0	RCFNB902	0	RCFNB903	0	12.
13. Individual Retirement Accounts, Health Savings Accounts, and other similar accounts (included in items 5.c and 11)	RCFDJ259	52,693	RCFDJ260	177,197	RCFDJ261	85	RCFDJ262	46	13.

Dollar amounts in thousands
14. Personal trust and agency accounts	RIADB904	12,877	14.

1.	Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.
*.	Memorandum items 3.a.(1) through 3.b.(2) are to be completed by banks with $1 billion or more in total assets.
2.

Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date, or (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 70

Dollar amounts in thousands

15. Employee benefit and retirement-related trust and agency accounts:			15.
a. Employee benefit - defined contribution	RIADB905	0	15.a.
b. Employee benefit - defined benefit	RIADB906	0	15.b.
c. Other employee benefit and retirement-related accounts	RIADB907	0	15.c.
16. Corporate trust and agency accounts	RIADA479	13,287	16.
17. Investment management and investment advisory agency accounts	RIADJ315	28,195	17.
18. Foundation and endowment trust and agency accounts	RIADJ316	0	18.
19. Other fiduciary accounts	RIADA480	0	19.
20. Custody and safekeeping accounts	RIADB909	25,143	20.
21. Other fiduciary and related services income	RIADB910	0	21.
22. Total gross fiduciary and related services income (sum of items 14 through 21) (must equal Schedule RI, item 5.a)	RIAD4070	79,502	22.
a. Fiduciary and related services income - foreign offices (included in item 22)	RIADB912	0	22.a.
23. Less: Expenses	RIADC058	59,351	23.
24. Less: Net losses from fiduciary and related services	RIADA488	0	24.
25. Plus: Intracompany income credits for fiduciary and related services	RIADB911	0	25.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 71

Dollar amounts in thousands

26. Net fiduciary and related services income	RIADA491	20,151	26.

Dollar amounts in thousands	(Column A) Personal Trust and Agency and Investment Management Agency Accounts		(Column B) Employee Benefit and Retirement-Related Trust and Agency Accounts		(Column C) All Other Accounts

1. Managed assets held in fiduciary accounts:							M.1.
a. Noninterest-bearing deposits	RCFDJ263	2,401	RCFDJ264	9	RCFDJ265	3	M.1.a.
b. Interest-bearing deposits	RCFDJ266	11,219	RCFDJ267	0	RCFDJ268	0	M.1.b.
c. U.S. Treasury and U.S. Government agency obligations	RCFDJ269	348,913	RCFDJ270	5,902	RCFDJ271	32,555	M.1.c.
d. State, county, and municipal obligations	RCFDJ272	858,800	RCFDJ273	82	RCFDJ274	9,376	M.1.d.
e. Money market mutual funds	RCFDJ275	291,703	RCFDJ276	1,663	RCFDJ277	16,310	M.1.e.
f. Equity mutual funds	RCFDJ278	359,362	RCFDJ279	7,944	RCFDJ280	106,960	M.1.f.
g. Other mutual funds	RCFDJ281	146,875	RCFDJ282	5,344	RCFDJ283	2,917	M.1.g.
h. Common trust funds and collective investment funds	RCFDJ284	74,486	RCFDJ285	0	RCFDJ286	10,263	M.1.h.
i. Other short-term obligations	RCFDJ287	0	RCFDJ288	0	RCFDJ289	0	M.1.i.
j. Other notes and bonds	RCFDJ290	1,144,503	RCFDJ291	5,013	RCFDJ292	39,136	M.1.j.
k. Investments in unregistered funds and private equity investments	RCFDJ293	547,405	RCFDJ294	0	RCFDJ295	0	M.1.k.
l. Other common and preferred stocks	RCFDJ296	2,374,721	RCFDJ297	26,736	RCFDJ298	160,130	M.1.l.
m. Real estate mortgages	RCFDJ299	0	RCFDJ300	0	RCFDJ301	0	M.1.m.
n. Real estate	RCFDJ302	15,864	RCFDJ303	0	RCFDJ304	0	M.1.n.
o. Miscellaneous assets	RCFDJ305	381,183	RCFDJ306	0	RCFDJ307	2,550	M.1.o.
p. Total managed assets held in fiduciary accounts (for each column, sum of Memorandum items 1.a through 1.o)	RCFDJ308	6,557,435	RCFDJ309	52,693	RCFDJ310	380,200	M.1.p.

Dollar amounts in thousands	(Column A) Managed Assets		(Column B) Number of Managed Accounts

q. Investments of managed fiduciary accounts in advised or sponsored mutual funds	RCFDJ311	0	RCFDJ312	0	M.1.q.

Dollar amounts in thousands	(Column A) Number of Issues		(Column B) Principal Amount Outstanding

2. Corporate trust and agency accounts:					M.2.

a. Corporate and municipal trusteeships	RCFDB927	1959	RCFDB928	146,744,500	M.2.a.

1. Issues reported in Memorandum item 2.a that are in default	RCFDJ313	17	RCFDJ314	1,901,087	M.2.a.1.

b. Transfer agent, registrar, paying agent, and other corporate agency	RCFDB929	305			M.2.b.

Dollar amounts in thousands	(Column A) Number of Funds		(Column B) Market Value of Fund Assets

Memoranda items 3.a through 3.g are to be completed by banks with collective investment funds and common trust funds with a total market value of $1 billion or more as of the preceding December 31.					M.3.
3. Collective investment funds and common trust funds:

a. Domestic equity	RCFDB931	NR	RCFDB932	NR	M.3.a.

b. International/Global equity	RCFDB933	NR	RCFDB934	NR	M.3.b.

c. Stock/Bond blend	RCFDB935	NR	RCFDB936	NR	M.3.c.

d. Taxable bond	RCFDB937	NR	RCFDB938	NR	M.3.d.

e. Municipal bond	RCFDB939	NR	RCFDB940	NR	M.3.e.

f. Short term investments/Money market	RCFDB941	NR	RCFDB942	NR	M.3.f.

g. Specialty/Other	RCFDB943	NR	RCFDB944	NR	M.3.g.

h. Total collective investment funds (sum of Memorandum items 3.a through 3.g)	RCFDB945	3	RCFDB946	84,749	M.3.h.

HSBC BANK USA, NATIONAL ASSOCIATION RSSD-ID 413208 Last Updated on 4/17/2019	FFIEC 031 Report Date 12/31/2018 72

Dollar amounts in thousands	(Column A) Gross Losses Managed Accounts		(Column B) Gross Losses Non-Managed Accounts		(Column C) Recoveries

4. Fiduciary settlements, surcharges, and other losses:							M.4.
a. Personal trust and agency accounts	RIADB947	0	RIADB948	0	RIADB949	0	M.4.a.
b. Employee benefit and retirement-related trust and agency accounts	RIADB950	0	RIADB951	0	RIADB952	0	M.4.b.
c. Investment management agency accounts	RIADB953	0	RIADB954	0	RIADB955	0	M.4.c.
d. Other fiduciary accounts and related services	RIADB956	0	RIADB957	0	RIADB958	0	M.4.d.
e. Total fiduciary settlements, surcharges, and other losses (sum of Memorandum items 4.a through 4.d) (sum of columns A and B minus column C must equal Schedule RC-T, item 24)	RIADB959	0	RIADB960	0	RIADB961	0	M.4.e.

Schedule RC-V - Variable Interest Entities

Dollar amounts in thousands	(Column A) Securitization Vehicles		(Column B) Other VIEs
1. Assets of consolidated variable interest entities (VIEs) that can be used only to settle obligations of the consolidated VIEs:					1.
a. Cash and balances due from depository institutions	RCFDJ981	0	RCFDJF84	0	1.a.
b. Securities not held for trading	RCFDHU20	0	RCFDHU21	0	1.b.
c. Loans and leases held for investment, net of allowance, and held for sale	RCFDHU22	0	RCFDHU23	0	1.c.
d. Other real estate owned	RCFDK009	0	RCFDJF89	0	1.d.
e. Other assets	RCFDJF91	0	RCFDJF90	112,342	1.e.
2. Liabilities of consolidated VIEs for which creditors do not have recourse to the general credit of the reporting bank:					2.
a. Other borrowed money	RCFDJF92	0	RCFDJF85	0	2.a.
b. Other liabilities	RCFDJF93	0	RCFDJF86	103,535	2.b.
3. All other assets of consolidated VIEs (not included in items 1.a. through 1.e above)	RCFDK030	0	RCFDJF87	0	3.
4. All other liabilities of consolidated VIEs (not included in items 2.a through 2.b above)	RCFDK033	0	RCFDJF88	0	4.

Dollar amounts in thousands

5. Total assets of asset-backed commercial paper (ABCP) conduit VIEs	RCFDJF77	0	5.
6. Total liabilities of ABCP conduit VIEs	RCFDJF78	0	6.

Optional Narrative Statement Concerning the Amounts Reported in the Reports of Condition and Income

Dollar amounts in thousands

1. Comments?	RCON6979	No	1.
2. Bank Management Statement	TEXT6980	NR	2.